united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

Annual Report

December 31, 2015

FVIT Portfolios

FVIT American Funds® Managed Risk Portfolio

FVIT Balanced Managed Risk Portfolio

FVIT BlackRock Global Allocation Managed Risk Portfolio

FVIT Franklin Dividend and Income Managed Risk Portfolio

FVIT Growth Managed Risk Portfolio

FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

FVIT Moderate Growth Managed Risk Portfolio

FVIT PIMCO Tactical Allocation Portfolio

FVIT Select Advisor Managed Risk Portfolio

FVIT Wellington Research Managed Risk Portfolio

(formerly FVIT WMC Research Managed Risk Portfolio)

Class II shares

Each a series of the Forethought Variable Insurance Trust

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:	January 21, 2016

Thank you for investing in the FVIT Portfolios. We are pleased to present our annual shareholder letter which highlights your fund’s performance and other pertinent information for the year ended December 31, 2015.

A year ago at this time we wrote that we expected volatility in 2015 to remain higher than it had been in recent years due to a combination of several factors: (a) valuation levels at the higher end of their historic range, (b) diverging monetary policies of global central banks, (c) global growth concerns, and (d) adjustments to lower energy prices. These issues significantly impacted financial markets in 2015; the U.S. began to tighten in December while the European Central Bank, Bank of Japan, and People’s Bank of China remained in quantitative easing mode. Global growth concerns and significant foreign currency moves sparked reductions in GDP forecasts globally, putting pressure on company earnings. The presence of higher levels of volatility is a good reminder of the benefits of portfolio diversification, particularly in a year where month-to-month returns by region and asset class were highly variable.

These aforementioned issues contributed to slower than expected GDP growth in the U.S. in 2015. That said, unemployment continued to improve, which led to modest wage pressure toward the end of the year. Overall, while U.S. economic data was somewhat weaker than expected in 2015, the improvement was sufficient for the Federal Reserve to raise interest rates for the first time since 2006.

Domestic equity returns were mixed in 2015. The S&P 500 eked out a positive return of 1.38%, however mid and small capitalization stocks, as measured by the S&P MidCap 400 and Russell 2000, turned in modestly negative returns of -2.18% and -4.41% respectively for the year. International equity markets, like U.S. domestic indices, were mixed but given the substantial strengthening of the U.S. dollar (U.S. Dollar Index rose 9.3% in 2015), the disparity between local currency and USD returns in foreign equity markets is worth noting. The EuroStoxx 50 returned positive 6.42% in Euro terms, however lost 4.47% in USD terms. The FTSE 100 lost 1.32% in British Pound terms, but 6.7% in USD terms. The USD/Yen exchange rate did not move as significantly, hence the Nikkei 225 returns were comparable in Yen and USD terms. Emerging markets were also affected by the significant strengthening of the USD, as well as global growth concerns (most notably in China), losing -14.9% in 2015, as measured by the MSCI Emerging Markets.

Domestic fixed income markets had mixed returns during the period, with investment grade outperforming high yield as investors grew concerned about the Energy sector of high yield as oil prices plummeted throughout 2015. OPEC’s decision to maintain production and remove formal output targets, together with lower demand for commodities in general from China and Europe, resulted in a 32.9% decline in the S&P GSCI in 2015.

As we look to 2016, we expect many of the same factors that influenced returns in 2015 to be prevalent again: diverging monetary policies, continued global growth concerns (particularly in China), and the impact of significantly lower energy prices and a stronger U.S. dollar. At the time of writing, the S&P 500 is in a correction (down 10% or more) while most major global equity indices are in, or near, a bear market (down 20% or more) from their 52-week highs. While valuations remain above long-term historical averages, the recent pullback in the equity markets has resulted in valuation multiples that are at, or below, the lows of 2014 and 2015. This may provide attractive relative valuation opportunities in 2016.

The following pages contain management’s discussion of recent Portfolio performance.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President and Co-Portfolio Manager	Vice President, Co-Portfolio Manager
Forethought Investment Advisors, LLC	Forethought Investment Advisors, LLC

Portfolio	Benchmark
FVIT American Funds® Managed Risk Portfolio	S&P Target Risk Moderate Index
FVIT Balanced Managed Risk Portfolio	S&P Target Risk Conservative Index
FVIT BlackRock Global Allocation Managed Risk Portfolio	S&P Target Risk Moderate Index
FVIT Franklin Dividend and Income Managed Risk Portfolio	S&P Target Risk Moderate Index
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	S&P Target Risk Conservative Index
FVIT Growth Managed Risk Portfolio	S&P Target Risk Growth Index
FVIT Moderate Growth Managed Risk Portfolio	S&P Target Risk Moderate Index
FVIT PIMCO Tactical Allocation Portfolio	S&P Target Risk Moderate Index
FVIT Select Advisor Managed Risk Portfolio	S&P Target Risk Moderate Index
FVIT Wellington Research Managed Risk Portfolio (formerly, FVIT	S&P Target Risk Moderate Index
WMC Research Managed Risk Portfolio)

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Forethought Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Index Definitions:

S&P Target Risk Conservative Index emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of return

S&P Target Risk Moderate Index offers significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

S&P Target Risk Growth Index increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Barclays US Aggregate Bond Index (“Barclays US Agg Bond”). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

BofA ML High Yield Cash Pay MV USI Index (“BofA ML US High Yield”). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

Euro Stoxx 50 Index. (“Euro Stoxx 50”) An index of 50 blue-chip stocks representing supersector leaders from 12 Eurozone countries.

FTSE 100 Index. (“FTSE 100”) A share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization. The index is maintained by the FTSE Group, a subsidiary of the London Stock Exchange Group. The index is unmanaged and not available for direct investment.

MSCI EAFE Total Return Index (“MSCI EAFE”). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”). An index created by Morgan Stanley Capital International (MSCI) that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Nikkei 225 Index. (“Nikkei 225”) A price-weighted average of the 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Russell 2000 Total Return Index (“Russell 2000”). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

S&P Midcap 400 Total Return Index (“S&P MidCap 400”). A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Total Return Index (“S&P 500”). A market capitalization weighted price index composed of 500 widely held US common stocks. Frequently used as a measure of US stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

Table of Contents

■	FVIT Portfolio Reviews	5-31

■	Financial Statements:

	Portfolio of Investments	32-67

	Statements of Assets and Liabilities	68-71

	Statements of Operations	72-75

	Statements of Changes in Net Assets	76-80

■	Financial Highlights	83-92

■	Notes to Financial Statements	93-114

■	Audit Opinion	115-116

■	Expense Examples	117-118

■	Supplemental Information	119-128

■	Proxy Voting Policy	132

■	Portfolio Holdings	132

FVIT American Funds® Managed Risk Portfolio

Portfolio Review (Unaudited)

December 31, 2015

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the period?

During 2015, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of -1.84% compared to a benchmark return of -1.06%, a negative difference of 78 basis points. Notwithstanding the positive contribution that the factors and allocation decisions discussed below had on Portfolio performance - resulting in the Portfolio outperforming the benchmark on a gross of fees basis -it was not sufficient to offset the effect of the Portfolio’s fees on relative performance. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to U.S. equities versus the benchmark contributed positively to performance in 2015. International and emerging market equity returns were negative in U.S. dollar (USD) terms in 2015, so while the Portfolio’s underweight in these two areas positively impacted relative performance versus the benchmark, the allocation to international equity detracted from absolute performance. Furthermore, the underweight to international equity was reduced during the first half of the year, which negatively impacted performance during the second half of the year as international equity weakened relative to U.S. large capitalization equity.

Within fixed income, the American Funds Insurance Series Bond Fund contributed positively to performance versus the fixed income portion of the benchmark.

In 2015, volatility exhibited several spikes followed by rapid reversals, an environment that may require greater levels of hedging to meet the Portfolio’s investment objective of managing volatility and downside risk. During the third quarter as volatility increased, the managed risk strategy materially reduced net equity exposure of the Portfolio. As a result, the managed risk strategy was a meaningful benefit in the quarter as equity markets declined significantly during this period. Entering the fourth quarter, while volatility remained high, equity markets rallied significantly. For example, the S&P 500 rose 8.4% in October, a monthly return the magnitude of which has only occurred 2.7% of the time since 1950. While heightened levels of volatility are typically associated with market declines, October was an illustration that markets can rally, albeit less often, in such circumstances. While the managed risk strategy reduced the overall performance of the Portfolio in the fourth quarter and in 2015 as a whole, it performed as designed, managing the downside risk to the Portfolio during periods of heightened volatility.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio continued to be overweight U.S. large caps, modestly underweight international and only had nominal exposure to emerging market equities versus the benchmark.

FVIT American Funds® Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The equity portion of the Portfolio was positioned, at the margin, more defensively (i.e., overweight U.S. large caps) owing to marginally positive global growth rates driven in large part by a slowdown in growth in China, and valuations that are at the higher end of their historic range. The U.S. economy continues to be amongst the healthiest of developed markets and is less dependent on China’s growth than most developed international and emerging market economies. Additionally, international economies are currently growing more slowly, and are therefore at greater risk of a recession than the U.S. That said, over the medium term, lower commodity prices, most notably in energy, the potential for greater margin expansion than U.S. companies due to a rising U.S. dollar and already high margins, and continued monetary stimulus programs may serve as support for potentially higher returns in international equities. As a result, we are keeping a close eye on these factors for potential increased opportunities outside the U.S.

The Portfolio remained underweight fixed income vis-à-vis the benchmark. Within fixed income, we continued to underweight high yield given its exposure to the decline in energy prices.

FVIT American Funds® Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
FVIT American Funds® Managed Risk Portfolio
Class II	(1.84)%	3.03%
S&P Target Risk® Moderate Index (Total Return)	(1.06)%	2.33%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.19% for Class II shares per the April 30, 2015 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	59.8%
Variable Insurance Trusts - Debt Fund	29.9%
Money Market Fund	5.5%
Other Assets Less Liabilities - Net	4.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2015.

FVIT Balanced Managed Risk Portfolio

Portfolio Review (Unaudited)

December 31, 2015

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

During 2015, the Portfolio modestly underperformed its reference benchmark, the S&P Target Risk Conservative Index. The Portfolio posted a return of -1.10% compared to a benchmark return of -1.06%, a negative difference of 4 basis points. Notwithstanding the positive contribution that the factors and allocation decisions discussed below had on Portfolio performance - resulting in the Portfolio outperforming the benchmark on a gross of fees basis -it was not sufficient to offset the effect of the Portfolio’s fees on relative performance. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to U.S. equities versus the benchmark contributed positively to performance in 2015. An overweight to U.S. large capitalization equities contributed positively during the year, while an overweight to U.S. mid and small capitalization equity were modest detractors to performance in 2015. International and emerging market equity returns were negative in U.S. dollar (USD) terms in 2015, so while the Portfolio’s underweight in these two areas positively impacted relative performance versus the benchmark, the allocation to international equity detracted from absolute performance. Furthermore, the reduction in the underweight to international equity in the first half of the year negatively impacted performance in the second half of the year when international equities weakened relative to U.S. large capitalization equities.

Within fixed income, being underweight intermediate and long duration investment grade credit risk contributed positively relative to the fixed income portion of the benchmark.

In 2015, volatility exhibited several spikes followed by rapid reversals, an environment that may require greater levels of hedging to meet the Portfolio’s investment objective of managing volatility and downside risk. During the third quarter as volatility increased, the managed risk strategy materially reduced net equity exposure of the Portfolio. As a result, the managed risk strategy was a meaningful benefit in the quarter as equity markets declined significantly during this period. Entering the fourth quarter, while volatility remained high, equity markets rallied significantly. For example, the S&P 500 rose 8.4% in October, a monthly return the magnitude of which has only occurred 2.7% of the time since 1950. While heightened levels of volatility are typically associated with market declines, October was an illustration that markets can rally, albeit less often, in such circumstances. While the managed risk strategy reduced the overall performance of the Portfolio in the fourth quarter and in 2015 as a whole, it performed as designed, managing the downside risk to the Portfolio during periods of heightened volatility.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio continued to be overweight U.S. large caps, modestly overweight midcaps and small caps, modestly underweight international and had only nominal exposure to emerging market equities versus the benchmark.

FVIT Balanced Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The equity portion of the Portfolio was positioned, at the margin, more defensively (i.e., overweight U.S. large caps) owing to marginally positive global growth rates driven in large part by a slowdown in growth in China, and valuations that are at the higher end of their historic range. The U.S. economy continues to be amongst the healthiest of developed markets and is less dependent on China’s growth than most developed international and emerging market economies. Additionally, international economies are currently growing more slowly, and are therefore at greater risk of a recession than the U.S. That said, over the medium term, lower commodity prices, most notably in energy, the potential for greater margin expansion than U.S. companies due to a rising U.S. dollar and already high margins, and continued monetary stimulus programs may serve as support for potentially higher returns in international equities. As a result, we are keeping a close eye on these factors for potential increased opportunities outside the U.S.

The Portfolio remained underweight fixed income vis-à-vis the benchmark. Within fixed income, we continued to underweight high yield given its exposure to the decline in energy prices.

FVIT Balanced Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
FVIT Balanced Managed Risk Portfolio
Class II	(1.10)%	3.18%
S&P Target Risk® Conservative Index (Total Return)	(1.06)%	1.79%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.04% for Class II shares per the April 30, 2015 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Conservative Index (Total Return) emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	45.4%
Exchange Traded Debt Funds	47.9%
Money Market Fund	2.6%
Other Assets Less Liabilities - Net	4.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2015.

FVIT BlackRock Global Allocation Managed Risk Portfolio

Portfolio Review (Unaudited)

December 31, 2015

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

During 2015, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of -3.44% compared to a benchmark return of -1.06%, a negative difference of 238 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio seeks to achieve its objective by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the BlackRock Global Allocation V.I. Fund. The Portfolio’s other holdings include cash, a money market fund, and futures contracts. BlackRock Global Allocation V.I. Fund underperformed the S&P Target Risk Moderate Index during the period.

In 2015, volatility exhibited several spikes followed by rapid reversals, an environment that may require greater levels of hedging to meet the Portfolio’s investment objective of managing volatility and downside risk. During the third quarter as volatility increased, the managed risk strategy materially reduced net equity exposure of the Portfolio. As a result, the managed risk strategy was a meaningful benefit in the quarter as equity markets declined significantly during this period. Entering the fourth quarter, while volatility remained high, equity markets rallied significantly. For example, the S&P 500 rose 8.4% in October, a monthly return the magnitude of which has only occurred 2.7% of the time since 1950. While heightened levels of volatility are typically associated with market declines, October was an illustration that markets can rally, albeit less often, in such circumstances. While the managed risk strategy reduced the overall performance of the Portfolio in the fourth quarter and in 2015 as a whole, it performed as designed, managing the downside risk to the Portfolio during periods of heightened volatility.

How was the Portfolio positioned at period end?

At period end, the Portfolio’s primary investment remained the BlackRock Global Allocation V.I. Fund.

FVIT BlackRock Global Allocation Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
FVIT BlackRock Global Allocation Managed Risk Portfolio
Class II	(3.44)%	(0.29)%
S&P Target Risk® Moderate Index (Total Return)	(1.06)%	2.33%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.25% for Class II shares per the April 30, 2015 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Asset Allocation Fund	95.0%
Money Market Fund	0.2%
Other Assets Less Liabilities - Net	4.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2015.

FVIT Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Unaudited)

December 31, 2015

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

During 2015, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of -7.09% compared to a benchmark return of -1.06%, a negative difference of 603 basis points.

What factors and allocation decisions influenced the Portfolio’s performance?

Dividend stocks underperformed the domestic and international equity developed markets in 2015, which is the primary driver of underperformance versus the benchmark.

The equity sleeve of this Portfolio is managed pursuant to a rising dividends strategy which seeks to invest in equity securities that have paid consistently rising dividends. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stock and have maintained or increased their dividend rate during the last four consecutive years. The equity sleeve of the Portfolio seeks to invest in securities of companies that have: (1) consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time; (2) increased dividends substantially (at least 100%) over the last 10 years; (3) reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies); and (4) either long-term debt that is no more than 50% of total capitalization (except for utility companies) or senior debt that has been rated investment grade by at least one of the major bond rating organizations.

With respect to the equity portion of the Portfolio’s underperformance versus the S&P 500 (gross of fees), stock selection in industrials, consumer staples, and consumer discretionary, as well as an overweight to industrials detracted from performance. Specific equity positions that hurt performance were Wal-Mart, Praxair, and Pentair. Positive contributions to performance during the year were attributable to stock selection, underweighting the energy and financials sectors, and the equity sleeve’s cash position. As it relates to specific equity positions, shares in Roper Technologies, Nike, and McDonalds contributed positively to performance.

The Franklin Templeton Total Return Fund, the primary investment for the fixed income sleeve of the Portfolio, underperformed the fixed income portion of the benchmark during the period.

In 2015, volatility exhibited several spikes followed by rapid reversals, an environment that may require greater levels of hedging to meet the Portfolio’s investment objective of managing volatility and downside risk. Additionally, dividend stocks experienced a higher level of volatility during 2015 than one might normally expect relative to other equities. During the third quarter as volatility increased, the managed risk strategy materially reduced net equity exposure of the Portfolio. As a result, the managed risk strategy was a meaningful benefit in the quarter as equity markets declined significantly during this period. Entering the fourth quarter, while volatility remained high, equity markets rallied significantly. For example, the S&P 500 rose 8.4% in October, a monthly return the magnitude of which has only occurred 2.7% of the time since 1950. While heightened levels of volatility are typically associated with market declines, October was an illustration that markets can rally, albeit less often, in such circumstances. While the managed risk strategy reduced the overall performance of the Portfolio in the fourth quarter and in 2015 as a whole, it performed as designed, managing the downside risk to the Portfolio during periods of heightened volatility.

FVIT Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. The largest sector concentrations for the equity sleeve of the Portfolio were industrials, healthcare, and consumer staples. From a company standpoint, the equity sleeve’s largest holdings were Roper Technologies Inc. (3.26%), Microsoft Corp. (2.59%), Honeywell International, Inc. (2.38%), and Medtronic PLC (2.34%). Positions in Qualcomm (0.47%), United Technologies (2.04%), and Pentair (1.69%) were reduced during 2015, while positions in IBM and California Resources were exited (Portfolio holdings are subject to change at any time and should not be considered investment advice).

The Portfolio remained underweight fixed income vis-à-vis the benchmark and the fixed income sleeve of the Portfolio was primarily invested in fixed income investment grade securities through the Franklin Templeton Total Return Fund.

FVIT Franklin Dividend and Income Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
FVIT Franklin Dividend and Income Managed Risk Portfolio
Class II	(7.09)%	(1.07)%
S&P Target Risk® Moderate Index (Total Return)	(1.06)%	0.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.16% for Class II shares per the April 30, 2015 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	71.9%
Mutual Fund - Debt Fund	23.6%
Money Market Fund	0.6%
Other Assets Less Liabilities - Net	3.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2015.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

Portfolio Review (Unaudited)

December 31, 2015

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

The Portfolio’s inception date was April 30, 2015. For the 8 months ended December 31, 2015, the Portfolio underperformed its reference benchmark, the S&P Target Risk Conservative Index. The Portfolio posted a return of -5.17% compared to a benchmark return of -2.86%, a negative difference of 231 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Using a momentum-based methodology to dynamically allocate across global asset classes, the Portfolio seeks to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. During 2015, highly variable month-to-month asset class returns generally made trend-following less profitable.

Relative to the S&P Target Risk Conservative benchmark, the Portfolio’s greater allocation to equities detracted from returns. More specifically, the Portfolio’s exposure to global equities was the main detractor from Portfolio performance, particularly in the second half of 2015 as concerns escalated regarding China’s economic weakness. This was exacerbated by China’s surprise devaluation of its Renminbi in August 2015, sparking broader global growth worries. Geopolitical tensions - from Greece’s negotiations with its creditors, to disputes between Russia and the Ukraine - also contributed negatively to market confidence.

Of the Portfolio’s equity exposures, European and U.S. equity positions detracted most significantly. The Portfolio’s options holdings also detracted from Portfolio performance in 2015. This stemmed primarily from options on U.S. equity indices, specifically, written call options that detracted during the month of October as domestic markets rebounded. For example, the S&P 500 rose 8.4% in October, a monthly return the magnitude of which has only occurred 2.7% of the time since 1950. While heightened levels of volatility are typically associated with market declines, October was an illustration that markets can rally, albeit less often, in such circumstances. These written call options offset part of the Portfolio’s upside. The Portfolio’s options on international indices were largely flat in aggregate.

How was the Portfolio positioned at period end?

At the end of 2015, the Portfolio had approximately 35.0% of its assets invested in U.S. equities with an additional 21.3% in international equities. Furthermore, the Portfolio was allocated 4 0.0% to U.S. fixed income and 3.7% in cash. Going forward, we intend to position the Portfolio to provide exposure to price momentum from underlying asset classes, while dynamically managing the volatility, or risk, of the overall Portfolio. In general, the Portfolio seeks to maintain between 50% - 70% of its assets in developed equity investments and 30%-50% of its assets in U.S. fixed income investments. The Portfolio may make allocations at the higher-end of asset allocation ranges to those asset classes with strong momentum, and at the lower-end to those asset classes with weak momentum. The portfolio manager aims to reduce return volatility by employing a hedge overlay within the Portfolio. The overlay consists of using hedge instruments to reduce the downside risk of the Portfolio’s equity and fixed income investments. As of year-end, we maintained a hedge overlay across the Portfolio’s U.S., Japan, Europe and U.K. equity exposures.

FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The Portfolio’s performance figures* for the period ended December 31, 2015 as compared to its benchmark:

Performance
Since Inception**
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio
Class II	(5.17)%
S&P Target Risk® Conservative Index (Total Return)	(2.86)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 30, 2015 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Conservative Index (Total Return) provides significant exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	32.4%
U.S Treasury Note	47.7%
Purchased Options	0.3%
Money Market Fund	29.4%
Other Assets Less Liabilities - Net	(9.8)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2015.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

FVIT Growth Managed Risk Portfolio

Portfolio Review (Unaudited)

December 31, 2015

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

During 2015, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of -5.23% compared to a benchmark return of -0.94%, a negative difference of 429 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to U.S. equities versus the benchmark contributed positively to performance in 2015. An overweight to U.S. large capitalization equities contributed positively during the year, while an overweight to U.S. mid and small capitalization equity detracted from performance in 2015. International and emerging market equity returns were negative in U.S. dollar (USD) terms in 2015, so while the Portfolio’s underweight in these two areas positively impacted relative performance versus the benchmark, the allocation to international equity detracted from absolute performance. Furthermore, the reduction in the underweight to international equity in the first half of the year negatively impacted performance in the second half of the year when international equities weakened relative to U.S. large capitalization equities.

Within fixed income, being underweight intermediate and long duration investment grade credit risk contributed positively relative to the fixed income portion of the benchmark.

In 2015, volatility exhibited several spikes followed by rapid reversals, an environment that may require greater levels of hedging to meet the Portfolio’s investment objective of managing volatility and downside risk. During the third quarter as volatility increased, the managed risk strategy materially reduced net equity exposure of the Portfolio. As a result, the managed risk strategy was a meaningful benefit in the quarter as equity markets declined significantly during this period. Entering the fourth quarter, while volatility remained high, equity markets rallied significantly. For example, the S&P 500 rose 8.4% in October, a monthly return the magnitude of which has only occurred 2.7% of the time since 1950. While heightened levels of volatility are typically associated with market declines, October was an illustration that markets can rally, albeit less often, in such circumstances. While the managed risk strategy reduced the overall performance of the Portfolio in the fourth quarter and in 2015 as a whole, it performed as designed, managing the downside risk to the Portfolio during periods of heightened volatility.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio continued to be overweight U.S. equities, mid cap and small cap equities, modestly underweight international equities and had only nominal exposure to emerging market equities versus the benchmark.

FVIT Growth Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The equity portion of the Portfolio, at the margin, was positioned more defensively (i.e., overweight U.S. large caps) owing to marginally positive global growth rates driven in large part by a slowdown in growth in China, and valuations that are at the higher end of their historic range. The U.S. economy continues to be amongst the healthiest of developed markets and is less dependent on China’s growth than most developed international and emerging market economies. Additionally, international economies are currently growing more slowly, and are therefore at greater risk of a recession than the U.S. That said, over the medium term, lower commodity prices, most notably in energy, the potential for greater margin expansion than U.S. companies due to a rising U.S. dollar and already high margins, and continued monetary stimulus programs may serve as support for potentially higher returns in international equities. As a result, we are keeping a close eye on these factors for potential increased opportunities outside the U.S.

The Portfolio remained underweight fixed income vis-à-vis the benchmark. Within fixed income, we continued to underweight high yield given its exposure to the decline in energy prices.

FVIT Growth Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
FVIT Growth Managed Risk Portfolio
Class II	(5.23)%	(0.35)%
S&P Target Risk® Growth Index (Total Return)	(0.94)%	1.81%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.99% for Class II shares per the April 30, 2015 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Debt Funds	14.5%
Exchange Traded Equity Funds	79.3%
Money Market Fund	2.0%
Other Assets Less Liabilities - Net	4.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2015.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

FVIT Moderate Growth Managed Risk Portfolio

Portfolio Review (Unaudited)

December 31, 2015

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

During 2015, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of -2.57% compared to a benchmark return of -1.06%, a negative difference of 151 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to U.S. equities versus the benchmark contributed positively to performance in 2015. An overweight to U.S. large capitalization equities contributed positively during the year, while an overweight to U.S. mid and small capitalization equities detracted from performance in 2015. International and emerging market equity returns were negative in U.S. dollar (USD) terms in 2015, so while the Portfolio’s underweight in these two areas positively impacted relative performance versus the benchmark, the allocation to international equities detracted from absolute performance. Furthermore, the reduction in the underweight to international equities in the first half of the year negatively impacted performance in the second half of the year when international equities weakened relative to U.S. large capitalization equities.

Within fixed income, being underweight intermediate and long duration investment grade credit risk contributed positively relative to the fixed income portion of the benchmark.

In 2015, volatility exhibited several spikes followed by rapid reversals, an environment that may require greater levels of hedging to meet the Portfolio’s investment objective of managing volatility and downside risk. During the third quarter as volatility increased, the managed risk strategy materially reduced net equity exposure of the Portfolio. As a result, the managed risk strategy was a meaningful benefit in the quarter as equity markets declined significantly during this period. Entering the fourth quarter, while volatility remained high, equity markets rallied significantly. For example, the S&P 500 rose 8.4% in October, a monthly return the magnitude of which has only occurred 2.7% of the time since 1950. While heightened levels of volatility are typically associated with market declines, October was an illustration that markets can rally, albeit less often, in such circumstances. While the managed risk strategy reduced the overall performance of the Portfolio in the fourth quarter and in 2015 as a whole, it performed as designed, managing the downside risk to the Portfolio during periods of heightened volatility.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio continued to be overweight U.S. equities, mid cap equities, and small cap equities, modestly underweight international equities and had only nominal exposure to emerging market equities versus the benchmark.

FVIT Moderate Growth Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The equity portion of the Portfolio, at the margin, more defensively (i.e., overweight U.S. large caps) owing to marginally positive global growth rates driven in large part by a slowdown in growth in China, and valuations that are at the higher end of their historic range. The U.S. economy continues to be amongst the healthiest of developed markets and is less dependent on China’s growth than most developed international and emerging market economies. Additionally, international economies are currently growing more slowly, and are therefore at greater risk of a recession than the U.S. That said, over the medium term, lower commodity prices, most notably in energy, the potential for greater margin expansion than U.S. companies due to a rising U.S. dollar and already high margins, and continued monetary stimulus programs may serve as support for potentially higher returns in international equities. As a result, we are keeping a close eye on these factors for potential increased opportunities outside the U.S.

The Portfolio remained underweight fixed income vis-à-vis the benchmark. Within fixed income, we continued to underweight high yield given its exposure to the decline in energy prices.

FVIT Moderate Growth Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
FVIT Moderate Growth Managed Risk Portfolio
Class II	(2.57)%	1.37%
S&P Target Risk® Moderate Index (Total Return)	(1.06)%	0.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.99% for Class II shares per the April 30, 2015 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Debt Funds	33.7%
Exchange Traded Equity Funds	59.6%
Money Market Fund	2.6%
Other Assets Less Liabilities - Net	4.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2015.

FVIT PIMCO Tactical Allocation Portfolio

Portfolio Review (Unaudited)

December 31, 2015

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

The Portfolio’s inception date was April 30, 2015. For the eight months ended December 31, 2015, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of -4.72% compared to a benchmark return of -3.35%, a difference of negative 137 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

For most of the period between its inception and December 31, 2015, the Portfolio remained overweight equities relative to the benchmark. This drove most of the underperformance, as equities lagged in developed and emerging markets over the period. The Portfolio’s risk levels were reduced in August when the CBOE Volatility Index (VIX), a measure of implied volatility of the S&P 500, spiked to levels not seen since 2011. It remained below or at benchmark equity exposure until early October. Over the course of October, the Portfolio’s risk levels were increased to maximum equity exposure, which contributed to the Portfolio’s performance, as U.S. equities recorded their strongest month in four years. The Portfolio’s risk levels were reduced again in mid-December, as volatility increased due to falling crude oil prices, but finished the year near maximum equity exposure. In sum, tactical equity exposure detracted from performance, as the Portfolio shifted to a more defensive posture when volatility increased. This repositioning sought to protect the Portfolio in case of further downside, but ultimately prevented it from capturing as much upside when equities bounced back sharply. The Portfolio’s investment in S&P 500 put options, used to hedge against equity market shocks, was positive for performance as equities generally trended down over the period.

The Portfolio’s underweight duration exposure in fixed income contributed to performance during the period, as Treasury yields rose across the curve (with 10-year Treasury rates rising 25 basis points over the period). In addition, a tactical allocation to sovereign exposure in the Eurozone added to performance, as interest rates declined on the heels of accommodative European Central Bank policy. Sector and security selection, as well as an underweight to credit spread, added to performance, as index spreads widened. A tactical short to the Japanese Yen was positive for performance, as accommodative monetary policy continued to drive the currency lower versus the dollar. Exposure to Treasury Inflation-Protected Securities (TIPS) detracted from returns, as expectations for future inflation fell on the heels of declining oil prices. Exposure to non-agency mortgages added to performance, as the sector continued to benefit from the ongoing housing recovery.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio was overweight U.S. large cap, equal weight international developed, and underweight emerging markets. Within fixed income, the Portfolio remained underweight interest rate risk relative to the benchmark. The Portfolio continued to emphasize diversified sources of return, including positions in TIPS and agency mortgage-backed securities. Lastly, the Portfolio also held short Euro and Japanese Yen currency positions versus the U.S. dollar to benefit from divergent global monetary policies.

FVIT PIMCO Tactical Allocation Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The Portfolio’s performance figures* for the period ended December 31, 2015 as compared to its benchmark:

Performance
Since Inception**
FVIT PIMCO Tactical Allocation Portfolio
Class II	(4.72)%
S&P Target Risk® Moderate Index (Total Return)	(3.35)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 30, 2015 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	29.6%
U.S. Treasury Securities	21.8%
Corporate Bonds	16.8%
Mortgage Backed Securities	15.0%
Collateralized Mortgage Obligations	7.5%
Sovereign Debt	4.6%
Asset Backed Securities	4.4%
Mortgage Backed Securities	3.3%
Purchased Options on indices	1.5%
Purchased Options on futures	0.0%
Short-Term Investments	9.0%
Other Assets Less Liabilities - Net	(13.5)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2015.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

FVIT Select Advisor Managed Risk Portfolio

Portfolio Review (Unaudited)

December 31, 2015

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

During 2015, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of -2.81% compared to a benchmark return of -1.06%, a negative difference of 175 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to U.S. equities versus the benchmark contributed positively to performance in 2015. Within equities, an overweight to U.S. large capitalization equities contributed positively during the year. More specifically, the decision to eliminate an allocation to the Invesco V.I. Core Equity Fund was a meaningful contributor to performance. An overweight to U.S. mid and small capitalization equities detracted slightly from performance in 2015. While international equities were negative in U.S. dollar (USD) terms in 2015, the Portfolio’s allocation to the MFS VIT II International Value Portfolio contributed positively to performance.

Within fixed income, the MFS Total Return Bond Fund contributed negatively to performance versus the fixed income portion of the benchmark and was a primary driver of the underperformance of the Portfolio relative to its benchmark.

In 2015, volatility exhibited several spikes followed by rapid reversals, an environment that may require greater levels of hedging to meet the Portfolio’s investment objective of managing volatility and downside risk. During the third quarter as volatility increased, the managed risk strategy materially reduced net equity exposure of the Portfolio. As a result, the managed risk strategy was a meaningful benefit in the quarter as equity markets declined significantly during this period. Entering the fourth quarter, while volatility remained high, equity markets rallied significantly. For example, the S&P 500 rose 8.4% in October, a monthly return the magnitude of which has only occurred 2.7% of the time since 1950. While heightened levels of volatility are typically associated with market declines, October was an illustration that markets can rally, albeit less often, in such circumstances. While the managed risk strategy reduced the overall performance of the Portfolio in the fourth quarter and in 2015 as a whole, it performed as designed, managing the downside risk to the Portfolio during periods of heightened volatility.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. Within equities, the Portfolio continued to be overweight U.S. equities, mid cap, and small cap equities, modestly underweight international and had only nominal exposure to emerging market equities versus the benchmark.

FVIT Select Advisor Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The equity portion of the Portfolio, at the margin, more defensively (i.e., overweight U.S. large caps) owing to marginally positive global growth rates driven in large part by a slowdown in growth in China, and valuations that are at the higher end of their historic range. The U.S. economy continues to be amongst the healthiest of developed markets and is less dependent on China’s growth than most developed international and emerging market economies. Additionally, international economies are currently growing more slowly, and are therefore at greater risk of a recession than the U.S. That said, over the medium term, lower commodity prices, most notably in energy, the potential for greater margin expansion than U.S. companies due to a rising U.S. dollar and already high margins, and continued monetary stimulus programs may serve as support for potentially higher returns in international equities. As a result, we are keeping a close eye on these factors for potential increased opportunities outside the U.S.

The Portfolio remained underweight fixed income vis-à-vis the benchmark. Within fixed income, we continued to underweight high yield given its exposure to the decline in energy prices.

FVIT Select Advisor Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
FVIT Select Advisor Managed Risk Portfolio
Class II	(2.81)%	(3.01)%
S&P Target Risk® Moderate Index (Total Return)	(1.06)%	2.33%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.18% for Class II shares per the April 30, 2015 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	54.5%
Variable Insurance Trusts - Debt Fund	21.1%
Exchange Traded Equity Funds	14.6%
Money Market Fund	4.9%
Other Assets Less Liabilities - Net	4.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2015. Derivative exposure is included in “Other Assets Less Liabilities - Net”.

FVIT Wellington Research Managed Risk Portfolio

(formerly FVIT WMC Research Managed Risk Portfolio)

Portfolio Review (Unaudited)

December 31, 2015

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

How did the Portfolio perform during the year?

During 2015, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 0.75% compared to a benchmark return of -1.06%, a positive difference of 181 basis points.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities versus the benchmark contributed positively to performance in 2015. During the period, the equity portion of the Portfolio’s outperformance versus the S&P 500 (gross of fees) was driven by security selection within the information technology, consumer staples, and financials sectors. Relative returns within the information technology sector were particularly driven by stock selection within IT services and semiconductor companies. Within the consumer staples sector, holdings in food & staples retailing added positively to relative results. This was partially offset by weaker selection in the utilities sector.

Top contributors to relative performance of the equity portion of the Portfolio during the period included US-based provider of embedded processing solutions, Freescale Semiconductor (information technology) (0.15%) and US-based global e-commerce retailer, Amazon (consumer discretionary) (1.30%). Freescale Semiconductor’s stock rose following the announcement of a merger with NXP Semiconductor in the first quarter of the period. The Freescale position was absorbed into the combined company of NXP towards the end of period. The sub-adviser believes the combination is a positive with dominant positions in end-markets such as automobiles and microcontrollers. Amazon’s stock was driven higher after the company reported improving profitability and margin trends, driven by Amazon Web Services usage and the forward benefits of the Prime membership promotions.

Top detractors from relative performance of the equity portion of the Portfolio during the period included General Electric (industrials) (0.21%) and Enbridge (energy) (0.31%). A relative underweight position to General Electric, a U.S.-based provider of embedded processing solutions, detracted from relative results, as the stock price rose following the company’s announcement to refocus on growing its industrial business. After having zero exposure to General Electric since inception, the Portfolio gradually closed out that underweight in 2015. With more of a push to self-help sooner than later in a low growth environment for industrials, General Electric becomes more attractive and the sub-adviser may evaluate our position going forward. Canadian pipeline company, Enbridge also detracted from relative performance as its shares tumbled against the backdrop of oil prices hitting the lowest levels seen in over a decade. The sub-adviser believes Enbridge has a relatively stable business model and added to the position during the period (Portfolio holdings are subject to change at any time and should not be considered investment advice).

The fixed income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index (gross of fees) during the period. Security selection and sector allocation both contributed to outperformance. Security selection within the investment grade credit sector, particularly within industrials issuers, contributed most to relative results. The Portfolio’s underweight to the investment grade credit sector was also additive. An overweight positioning to the asset backed securities sector also contributed positively. The fixed income sleeve’s duration and yield curve positioning detracted from relative results as Treasury yields increased across the curve during the period.

FVIT Wellington Research Managed Risk Portfolio

(formerly FVIT WMC Research Managed Risk Portfolio)

Portfolio Review (Unaudited) (Continued)

December 31, 2015

In 2015, volatility exhibited several spikes followed by rapid reversals, an environment that may require greater levels of hedging to meet the Portfolio’s investment objective of managing volatility and downside risk. During the third quarter as volatility increased, the managed risk strategy materially reduced net equity exposure of the Portfolio. As a result, the managed risk strategy was a meaningful benefit in the quarter as equity markets declined significantly during this period. Entering the fourth quarter, while volatility remained high, equity markets rallied significantly. For example, the S&P 500 rose 8.4% in October, a monthly return the magnitude of which has only occurred 2.7% of the time since 1950. While heightened levels of volatility are typically associated with market declines, October was an illustration that markets can rally, albeit less often, in such circumstances. While the managed risk strategy reduced the overall performance of the Portfolio in the fourth quarter and in 2015 as a whole, it performed as designed, managing the downside risk to the Portfolio during periods of heightened volatility.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark. The equity portion of the Portfolio was industry-neutral, designed to add value through fundamental, bottom-up security analysis. The Portfolio consists of multiple sub-portfolios, with each sub-portfolio actively managed by one or more of Wellington Management’s global industry analysts. The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts’ coverage universe within the index. However, within in an industry, an analyst’s stock selection may result in an overweight or underweight to certain sub-industries in his or her area of coverage.

The fixed income portion of the Portfolio was positioned with a slightly short duration bias as the stronger state of the U.S. economy led the Federal Reserve (Fed) to raise the Federal Funds rate for the first time since 2006, from a target range of 0 to 25 basis points to 25 to 50 basis points. The Portfolio continued to be moderately pro-cyclical positioned in credit markets based on supportive monetary policy, positive credit fundamentals and attractive valuations. Within spread sectors, we are positioned with an overweight to the securitized sector, particularly asset-backed and commercial mortgage-backed securities, as the consumer benefits from improving labor and housing market, as well as lower energy prices. The Portfolio continued to be positioned with an underweight to agency mortgage-backed securities as we expect more volatility in the sector with a diminished role for the Fed in that sector.

3091-NLD-1/27/2016

FVIT Wellington Research Managed Risk Portfolio

Portfolio Review (Unaudited) (Continued)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015 as compared to its benchmark:

		Annualized
	One	Performance
	Year	Since Inception**
FVIT Wellington Research Managed Risk Portfolio
Class II	0.75%	6.03%
S&P Target Risk® Moderate Index (Total Return)	(1.06)%	2.33%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 30, 2015 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	60.3%
U.S. Treasury Securities	10.8%
Mortgage Backed Securities	6.9%
Corporate Bonds	9.0%
Asset Backed Securities	2.9%
Exchange Traded Equity Fund	1.5%
Commercial Mortgage Backed Securities	0.8%
Municipal Securities	0.6%
Money Market Fund	5.1%
U.S. Government Agencies	1.8%
Preferred Stocks	0.0%
Other Assets Less Liabilities - Net	0.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2015.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

FVIT American Funds® Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	VARIABLE INSURANCE TRUSTS - 89.7%
	DEBT FUND - 29.9%
5,346,464	American Funds Insurance Series - Bond Fund - Class 1	$57,207,168

	EQUITY FUNDS - 59.8%
2,612,184	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	32,965,758
1,759,513	American Funds Insurance Series - Global Growth and Income Fund - Class 1	21,729,981
272,087	American Funds Insurance Series - Growth Fund - Class 1	18,507,340
906,133	American Funds Insurance Series - Growth-Income Fund - Class 1	41,138,447
		114,341,526
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $183,662,364)	171,548,694

	SHORT-TERM INVESTMENTS - 5.5%
	MONEY MARKET FUND - 5.5%
10,489,128	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.28% (a)(Cost - $10,489,128)	10,489,128

	TOTAL INVESTMENTS - 95.2% (Cost - $194,151,492)(b)	$182,037,822
	OTHER ASSETS LESS LIABILITIES - NET - 4.8%	9,124,158
	TOTAL NET ASSETS - 100.0%	$191,161,980

(a)	Money market rate shown represents the rate at December 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $195,760,552 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(13,722,730)
Net Unrealized Depreciation:	$(13,722,730)

See accompanying notes to financial statements.

FVIT Balanced Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 93.3%
	DEBT FUNDS - 47.9%
221,567	iShares Core U.S. Aggregate Bond ETF	$23,931,452
150,126	iShares Floating Rate Bond ETF	7,572,355
78,012	iShares Intermediate Credit Bond ETF	8,369,127
		39,872,934
	EQUITY FUNDS - 45.4%
143,881	iShares Core S&P 500 ETF	29,476,900
13,572	iShares Core S&P Mid-Cap ETF	1,891,665
85,654	iShares MSCI EAFE ETF	5,032,173
12,572	iShares Russell 2000 ETF	1,414,476
		37,815,214
	TOTAL EXCHANGE TRADED FUNDS (Cost - $77,720,767)	77,688,148

	SHORT-TERM INVESTMENT - 2.6%
	MONEY MARKET FUND - 2.6%
2,175,825	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.28% (a)(Cost - $2,175,825)	2,175,825

	TOTAL INVESTMENTS - 95.9% (Cost - $79,896,592)(b)	$79,863,973
	OTHER ASSETS LESS LIABILITIES - NET - 4.1%	3,446,293
	TOTAL NET ASSETS - 100.0%	$83,310,266

(a)	Money market rate shown represents the rate at December 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $80,146,836 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$827,049
Unrealized Depreciation:	(1,109,912)
Net Unrealized Depreciation:	$(282,863)

See accompanying notes to financial statements.

FVIT BlackRock Global Allocation Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	VARIABLE INSURANCE TRUSTS - 95.0%
	ASSET ALLOCATION FUND - 95.0%
17,159,660	BlackRock Global Allocation V.I. Fund - Class 1 (Cost - $294,383,013)	$258,939,276

	SHORT-TERM INVESTMENTS - 0.2%
	MONEY MARKET FUND - 0.2%
503,096	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.28% (a)(Cost - $503,096)	503,096

	TOTAL INVESTMENTS - 95.2% (Cost - $294,886,109)(b)	$259,442,372
	OTHER ASSETS LESS LIABILITIES -NET - 4.8%	13,155,689
	TOTAL NET ASSETS - 100.0%	$272,598,061

(a)	Money market rate shown represents the rate at December 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $295,150,821 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(35,708,449)
Net Unrealized Depreciation:	$(35,708,449)

See accompanying notes to financial statements.

FVIT Franklin Dividend and Income Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	COMMON STOCKS - 71.9%
	AEROSPACE/DEFENSE - 3.4%
17,180	General Dynamics Corp.	$2,359,845
33,100	United Technologies Corp.	3,179,917
		5,539,762
	AGRICULTURE - 2.9%
57,860	Archer-Daniels-Midland Co.	2,122,305
38,100	Bunge Ltd.	2,601,468
		4,723,773
	APPAREL - 1.3%
33,300	Nike, Inc.	2,081,250

	AUTO PARTS & EQUIPMENT - 1.8%
73,900	Johnson Controls, Inc.	2,918,311

	BEVERAGES - 1.5%
25,000	PepsiCo, Inc.	2,498,000

	CHEMICALS - 7.2%
27,100	Air Products & Chemicals, Inc.	3,525,981
56,000	Albemarle Corp.	3,136,560
14,800	Ecolab, Inc.	1,692,824
32,850	Praxair, Inc.	3,363,840
		11,719,205
	COMMERCIAL SERVICES - 1.3%
11,400	Cintas Corp.	1,037,970
20,400	Matthews International Corp.	1,090,380
		2,128,350
	COMPUTERS - 1.8%
28,100	Accenture PLC	2,936,450

	COSMETICS/PERSONAL CARE - 2.7%
30,700	Colgate-Palmolive Co.	2,045,234
29,400	The Procter & Gamble Co.	2,334,654
		4,379,888
	DISTRIBUTION/WHOLESALE - 1.0%
8,300	WW Grainger, Inc.	1,681,497

	ELECTRONICS - 2.3%
35,860	Honeywell International, Inc.	3,714,020

See accompanying notes to financial statements.

FVIT Franklin Dividend and Income Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value

	FOOD - 0.8%
14,960	McCormick & Co., Inc.	$1,279,978

	HEALTHCARE-PRODUCTS - 7.6%
22,900	Becton Dickinson and Co.	3,528,661
13,500	DENTSPLY International, Inc.	821,475
47,400	Medtronic PLC	3,646,008
34,700	Stryker Corp.	3,225,018
18,800	West Pharmaceutical Services, Inc.	1,132,136
		12,353,298
	HOME FURNISHINGS- 0.4%
15,900	Legget & Platt, Inc.	668,118

	INSURANCE - 1.3%
14,100	Aflac, Inc.	844,590
4,600	RLI Corp.	284,050
7,300	The Chubb Corp.	968,272
		2,096,912
	IRON/STEEL - 0.4%
14,510	Nucor Corp.	584,753

	MACHINERY-DIVERSIFIED - 3.1%
26,740	Roper Technologies, Inc.	5,074,985

	MEDIA - 0.8%
29,040	John Wiley & Sons, Inc.	1,307,671

	MISCELLANEOUS MANUFACTURING - 4.9%
18,180	Carlisle Cos., Inc.	1,612,384
39,500	Donaldson Co., Inc.	1,132,070
40,700	Dover Corp.	2,495,317
53,170	Pentair PLC	2,633,510
		7,873,281
	OIL & GAS - 2.5%
9,900	Chevron Corp.	890,604
6,500	EOG Resources, Inc.	460,135
22,300	ExxonMobil Corp.	1,738,285
13,500	Occidental Petroleum Corp.	912,735
		4,001,759
	OIL & GAS SERVICES - 1.6%
37,500	Schlumberger Ltd.	2,615,625

See accompanying notes to financial statements.

FVIT Franklin Dividend and Income Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value

	PHARMACEUTICALS - 5.4%
38,700	Abbott Laboratories	$1,738,017
21,360	AbbVie, Inc.	1,265,366
33,800	Johnson & Johnson	3,471,936
8,900	Perrigo Co. PLC	1,287,830
26,900	Roche Holding AG - ADR	927,243
		8,690,392
	RETAIL - 9.0%
21,190	CVS Health Corp.	2,071,746
12,900	McDonald’s Corp.	1,524,006
28,700	Ross Stores, Inc.	1,544,347
27,800	Target Corp.	2,018,558
46,390	The Gap, Inc.	1,145,833
13,000	Tiffany & Co.	991,770
21,570	Walgreens Boots Alliance, Inc.	1,836,793
31,600	Wal-Mart Stores, Inc.	1,937,080
19,800	Yum! Brands, Inc.	1,446,390
		14,516,523
	SEMICONDUCTORS - 3.1%
42,200	Linear Technology Corp.	1,792,234
14,700	QUALCOMM, Inc.	734,780
45,700	Texas Instruments, Inc.	2,504,817
		5,031,831
	SOFTWARE - 2.5%
72,800	Microsoft Corp.	4,038,944

	TRANSPORTATION - 1.3%
21,210	United Parcel Service, Inc.	2,041,038

	TOTAL COMMON STOCKS (Cost - $118,797,798)	116,495,614

See accompanying notes to financial statements.

FVIT Franklin Dividend and Income Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value
	MUTUAL FUND - 23.6%
	DEBT FUND - 23.6%
3,997,969	Franklin Templeton Total Return Fund - R6 Shares (Cost - $40,370,632)	$38,340,521

	SHORT-TERM INVESTMENT - 0.6%
	MONEY MARKET FUND - 0.6%
974,017	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.28% (a)(Cost - $974,017)	974,017

	TOTAL INVESTMENTS - 96.1% (Cost - $160,142,447)(b)	$155,810,152
	OTHER ASSETS LESS LIABILITIES - NET - 3.9%	6,333,977
	TOTAL NET ASSETS - 100.0%	$162,144,129

ADR - American Depositary Receipt

(a)	Money market rate shown represents the rate at December 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $160,276,851 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$6,905,331
Unrealized Depreciation:	(11,372,030)
Net Unrealized Depreciation:	$(4,466,699)

Contracts		Unrealized Depreciation
	SHORT FUTURES CONTRACTS
12	MSCI EAFE Index Mini Future March 2016
	(Underlying Face Amount at Value $1,018,920)	$(19,135)
19	MSCI Emerging Market E-Mini Future March 2016
	(Underlying Face Amount at Value $748,125)	(26,510)
2	S&P Midcap 400 E-Mini Future March 2016
	(Underlying Face Amount at Value $278,700)	(2,320)
	NET UNREALIZED DEPRECIATION ON SHORT FUTURES CONTRACTS	$(47,965)

See accompanying notes to financial statements.

FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 32.4%
	EQUITY FUNDS - 32.4%
8,317	iShares Core S&P 500 ETF	$1,703,904
8,363	SPDR S&P 500 ETF Trust	1,705,132
9,953	Vanguard S&P 500 ETF	1,860,514
	TOTAL EXCHANGE TRADED FUNDS (Cost $5,187,608)	5,269,550

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY NOTE - 47.7%
$7,425,000	United States Treasury Note (Cost $7,819,901)	2.75	11/15/2023	7,748,975

Contracts
	PURCHASED OPTIONS - 0.3%
2	Euro Stoxx, January 2016, Put @ 3,050 Euro			582
1	Euro Stoxx, January 2016, Put @ 3,075 Euro			89
34	Euro Stoxx, February 2016, Put @ 3,125 Euro			18,138
7	Euro Stoxx, March 2016, Put @ 2,925 Euro			2,624
6	Nikkei 225 Index (OSE), January 2016, Put @ 17,000 Yen			200
1	Nikkei 225 Index (OSE), March 2016, Put @ 17,000 Yen			1,164
1	S&P 500 Index, January 2016, Put @ $1,850			130
6	S&P 500 Index, January 2016, Put @ $1,875			945
18	S&P 500 Index, February 2016, Put @ $1,875			22,230
3	S&P 500 Index, March 2016, Put @ $1,800			4,305
1	S&P 500 Index, March 2016, Put @ $1,850			1,940
	TOTAL PURCHASED OPTIONS (Cost - $76,236)			52,347

Shares
	SHORT-TERM INVESTMENTS - 29.7%
	MONEY MARKET FUND - 29.7%
4,833,760	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.28% (Cost $4,833,760) (a)			4,833,760

	TOTAL INVESTMENTS - 110.2% (Cost - $17,917,505)(b)			$17,904,632
	OTHER ASSETS LESS LIABILITIES - NET - (10.2)%			(1,656,103)
	TOTAL NET ASSETS - 100.0%			$16,248,529

(a)	Money market rate shown represents the rate at December 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes including options written is $17,901,392 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$84,376
Unrealized Depreciation:	(87,152)
Net Unrealized Depreciation:	$(2,776)

See accompanying notes to financial statements.

FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Contracts	Options Written	Value
7	Euro Stoxx, February 2016, Call @ 3,475 Euro	$2,038
37	Euro Stoxx, June 2016, Call @ 3,725 Euro	121
6	Nikkei 225 Index (OSE), January 2016, Call @ 21,250 Yen	50
1	Nikkei 225 Index (OSE), February 2016, Call @ 20,250 Yen	582
25	S&P 500 Index, January 2016, Call @ $2,225	500
3	S&P 500 Index, February 2016, Call @ $2,125	2,640
1	S&P 500 Index, February 2016, Call @ $2,200	85
	TOTAL OPTIONS WRITTEN (Premiums received - $17,291)	$6,016

		Unrealized Appreciation/
Contracts		(Depreciation)
	LONG FUTURES CONTRACTS
41	Euro STOXX 50 Future March 2016
	(Underlying Face Amount at Value 1,390,698 Euro)	$26,217
7	Nikkei 225 Index (OSE) Future March 2016
	(Underlying Face Amount at Value 1,107,498 Yen)	(25,225)
4	S&P Midcap 400 Emini Future March 2016
	(Underlying Face Amount at Value $557,400)	(4,240)
	NET UNREALIZED DEPRECIATION ON LONG FUTURES CONTRACTS	$(3,248)

See accompanying notes to financial statements.

FVIT Growth Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 93.8%
	DEBT FUNDS - 14.5%
368,647	iShares Core U.S. Aggregate Bond ETF	$39,817,562
246,405	iShares Floating Rate Bond ETF	12,428,668
134,641	iShares Intermediate Credit Bond ETF	14,444,286
		66,690,516
	EQUITY FUNDS - 79.3%
1,049,350	iShares Core S&P 500 ETF	214,980,335
315,114	iShares Core S&P Mid-Cap ETF	43,920,589
1,252,906	iShares MSCI EAFE ETF	73,608,228
172,663	iShares Russell 1000 ETF	19,564,445
124,501	iShares Russell 2000 ETF	14,007,608
		366,081,205
	TOTAL EXCHANGE TRADED FUNDS (Cost - $438,140,885)	432,771,721

	SHORT-TERM INVESTMENT - 2.0%
	MONEY MARKET FUND - 2.0%
9,436,779	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.28% (a)(Cost - $9,436,779)	9,436,779

	TOTAL INVESTMENTS - 95.8% (Cost - $447,577,664)(b)	$442,208,500
	OTHER ASSETS LESS LIABILITIES - NET - 4.2%	19,146,614
	TOTAL NET ASSETS - 100.0%	$461,355,114

(a)	Money market rate shown represents the rate at December 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $448,969,100 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,700,538
Unrealized Depreciation:	(10,461,138)
Net Unrealized Depreciation:	$(6,760,600)

Contracts		Unrealized Appreciation
	SHORT FUTURES CONTRACTS
56	MSCI EAFE Index Mini Future March 2016
	(Underlying Face Amount at Value $4,754,960)	$14,840
8	Russell 2000 Mini March 2016
	(Underlying Face Amount at Value $905,200)	2,320
148	S&P 500 E-Mini March 2016
	(Underlying Face Amount at Value $15,062,700)	18,500
20	S&P Midcap 400 E-Mini Future March 2016
	(Underlying Face Amount at Value $2,787,000)	7,800
	NET UNREALIZED APPRECIATION ON SHORT FUTURES CONTRACTS	$43,460

See accompanying notes to financial statements.

FVIT Moderate Growth® Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 93.3%
	DEBT FUNDS - 33.7%
238,989	iShares Core U.S. Aggregate Bond ETF	$25,813,202
162,917	iShares Floating Rate Bond ETF	8,217,533
83,558	iShares Intermediate Credit Bond ETF	8,964,102
		42,994,837
	EQUITY FUNDS - 59.6%
255,286	iShares Core S&P 500 ETF	52,300,443
55,724	iShares Core S&P Mid-Cap ETF	7,766,811
232,937	iShares MSCI EAFE ETF	13,685,049
21,580	iShares Russell 2000 ETF	2,427,966
		76,180,269
	TOTAL EXCHANGE TRADED FUNDS (Cost - $120,486,243)	119,175,106

	SHORT-TERM INVESTMENT - 2.6%
	MONEY MARKET FUND - 2.6%
3,358,160	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.28% (a)(Cost - $3,358,160)	3,358,160

	TOTAL INVESTMENTS - 95.9% (Cost - $123,844,403)(b)	$122,533,266
	OTHER ASSETS LESS LIABILITIES - NET - 3.2%	5,192,012
	TOTAL NET ASSETS - 100.0%	$127,725,278

(a)	Money market rate shown represents the rate at December 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $124,147,233 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$739,209
Unrealized Depreciation:	(2,353,176)
Net Unrealized Depreciation:	$(1,613,967)

See accompanying notes to financial statements.

FVIT PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares				Value
	EXCHANGE TRADED FUNDS - 29.6%
	EQUITY FUNDS - 29.6%
33,287	iShares MSCI EAFE ETF			$1,955,611
9,621	SPDR S&P 500 ETF Trust			1,961,626
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,816,200)			3,917,237

Principal
Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 4.4%
$23,449	ACE Securities Corp. Home Equity Loan Trust Series 2002-HE2 (b)	1.70	8/25/2032	22,435
53,968	ACE Securities Corp. Home Equity Loan Trust Series 2006-OP1 (b)	0.57	4/25/2036	50,708
15,348	Ally Auto Receivables Trust 2015-1	0.39	8/15/2016	15,340
40,644	Citigroup Mortgage Loan Trust 2007-AMC1 (a)(b)	0.58	12/25/2036	26,622
24,163	Countrywide Asset-Backed Certificates (b)	0.55	12/25/2036	21,613
37,825	Countrywide Asset-Backed Certificates (b)	0.56	6/25/2047	29,047
26,430	CWABS Asset-Backed Certificates Trust 2006-17 (b)	0.57	3/25/2047	23,399
50,000	Ford Credit Floorplan Master Owner Trust A (b)	0.93	8/15/2020	49,879
21,992	Fremont Home Loan Trust 2005-E (b)	0.66	1/25/2036	21,337
34,972	GSAMP Trust 2006-HE4 (b)	0.56	6/25/2036	29,748
11,563	Long Beach Mortgage Loan Trust 2004-2 (b)	2.04	6/25/2034	10,941
37,016	Long Beach Mortgage Loan Trust 2005-3 (b)	0.68	8/25/2045	28,714
14,588	Mercedes-Benz Auto Receivables Trust 2015-1	0.39	8/15/2016	14,585
18,722	RASC Series 2004-KS10 Trust (b)	2.15	11/25/2034	16,302
100,000	SLC Student Loan Trust 2006-2 (b)	0.61	9/15/2026	96,086
65,390	SLM Student Loan Trust 2005-3 (b)	0.41	10/25/2024	64,007
18,900	Soundview Home Loan Trust 2007-WMC1 (b)	0.53	2/25/2037	7,892
23,703	Structured Asset Investment Loan Trust 2004-7 (b)	1.47	8/25/2034	22,013
32,771	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC2 (b)	0.57	9/25/2036	27,525
	TOTAL ASSET BACKED SECURITIES (Cost - $585,948)			578,193

	CORPORATE BONDS - 16.8%
	AGRICULTURE - 0.3%
25,000	Reynolds American, Inc.	4.45	6/12/2025	26,146
10,000	Reynolds American, Inc.	5.85	8/15/2045	11,117
				37,263
	AIRLINE - 0.4%
50,000	Spirit Airlines 2015-1 Pass Through Trust A	4.10	4/1/2028	49,250

	AUTO MANUFACTURER - 0.1%
20,000	General Motors Financial Co., Inc.	3.20	7/13/2020	19,692

	BANKS - 3.9%
50,000	Bank of America Corp.	3.30	1/11/2023	49,216
25,000	Bank of America Corp.	4.00	4/1/2024	25,568
50,000	Bank of America Corp.	5.65	5/1/2018	53,765
45,000	The Bank of Nova Scotia	1.10	12/13/2016	44,973
50,000	The Goldman Sachs Group, Inc. (b)	1.05	5/22/2017	49,930
10,000	The Goldman Sachs Group, Inc.	3.75	5/22/2025	10,067
15,000	The Goldman Sachs Group, Inc.	6.00	6/15/2020	16,952
50,000	HSBC USA, Inc. (b)	1.11	8/7/2018	49,962
25,000	JPMorgan Chase & Co.	3.88	2/1/2024	25,702
35,000	KeyCorp.	2.90	9/15/2020	34,868

See accompanying notes to financial statements.

FVIT PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Principal
Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 3.9% (Continued)
$26,000	Morgan Stanley	2.13	4/25/2018	$26,035
20,000	Royal Bank Scotland Group PLC	9.50	3/16/2022	21,575
60,000	Wells Fargo & Co.	2.63	12/15/2016	60,815
50,000	Wells Fargo & Co.	3.00	2/19/2025	48,633
				518,061
	BEVERAGES - 0.3%
40,000	PepsiCo., Inc.	2.50	5/10/2016	40,244

	COMMERCIAL SERVICES - 0.6%
50,000	Automatic Data Processing, Inc.	2.25	9/15/2020	50,189
30,000	McGraw Hill Financial, Inc.	2.50	8/15/2018	30,187
				80,376
	CONSUMER FINANCE - 5.2%
2,700,000	Realkredit Danmark	1.00	1/1/2017	396,828
2,000,000	NYKREDIT AS	1.00	1/1/2017	293,868
				690,696
	DIVERSIFIED FINANCIAL SERVICES - 0.6%
50,000	American Express Credit Corp. (b)	1.55	9/14/2020	50,427
9,640	Granite Mortgages 03-2 PLC (b)	1.06	7/20/2043	14,211
11,000	Navient Corp.	6.25	1/25/2016	11,019
				75,657
	ENVIRONMENTAL CONTROL - 0.2%
25,000	Republic Services, Inc.	3.55	6/1/2022	25,530

	FOOD - 0.4%
50,000	General Mills, Inc.	0.88	1/29/2016	49,994

	HEALTHCARE PRODUCTS - 0.8%
75,000	Danaher Corp.	2.30	6/23/2016	75,422
35,000	Medtronic, Inc.	3.50	3/15/2025	35,286
				110,708
	HEALTHCARE SERVICES - 0.3%
35,000	UnitedHealth Group, Inc.	3.75	7/15/2025	36,081

	INSURANCE - 0.4%
60,000	MetLife, Inc.	6.75	6/1/2016	61,374

	OIL & GAS - 0.9%
35,000	BP Capital Markets PLC	3.51	3/17/2025	33,894
20,000	Ecopetrol SA	5.38	6/26/2026	17,050
100,000	Petrobras Global Finance BV	4.38	5/20/2023	66,000
				116,944
	OIL & GAS SERVICES - 0.4%
50,000	Halliburton Co.	1.00	8/1/2016	49,923

	PHARMACUTICALS - 0.4%
50,000	AbbVie, Inc.	1.80	5/14/2018	49,770

	PIPELINES - 0.3%
25,000	MPLX LP (a)	4.88	6/1/2025	22,375
23,000	Regency Energy Partners LP / Regency Energy Finance Corp.	4.50	11/1/2023	19,898
				42,273

See accompanying notes to financial statements.

FVIT PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Principal
Amount		Coupon Rate (%)	Maturity	Value
	REAL ESTATE INVESTMENT TRUSTS - 0.3%
$25,000	Digital Realty Trust LP	3.95	7/1/2022	$24,825
10,000	Host Hotels & Resorts LP	4.00	6/15/2025	9,586
				34,411
	SOFTWARE - 0.4%
50,000	Fidelity National Information Services, Inc.	2.85	10/15/2018	50,177

	TELECOMMUNICATION - 0.4%
50,000	Verizon Communications, Inc.	5.15	9/15/2023	54,966

	TRANSPORTATION - 0.2%
25,000	Burlington Northern Santa Fe LLC	3.05	9/1/2022	24,978

	TOTAL CORPORATE BONDS (Cost - $2,224,527)			2,218,368

	SOVEREIGN DEBT - 4.6%
100,000	Japan Bank for International Cooperation	2.50	1/21/2016	100,074
30,000	Mexico Cetes	0.00	3/3/2016	1,728
9,000,000	Mexico Cetes	0.00	6/23/2016	512,582
	TOTAL SOVEREIGN DEBT (Cost - $610,204)			614,384

	MORTGAGE BACKED SECURITIES - 15.0%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.0%
300,000	Fannie Mae TBA +	3.00	2/1/2042	300,003
600,000	Fannie Mae TBA +	3.50	1/15/2045	619,034
800,000	Fannie Mae TBA +	4.00	1/1/2045	846,537
200,000	Fannie Mae TBA +	4.50	1/1/2044	215,975
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $1,980,547)			1,981,549

	COLLATERALIZED MORTGAGE OBLIGATIONS - 7.5%
	AGENCY COLLATERAL - 3.7%
97,604	Government National Mortgage Association (b)	0.69	3/20/2065	97,521
98,751	Government National Mortgage Association (b)	0.79	5/20/2065	97,788
99,909	Government National Mortgage Association (b)	0.81	8/20/2065	99,017
98,590	Government National Mortgage Association (b)	0.89	10/20/2065	98,819
100,000	Government National Mortgage Association (b)	1.25	12/20/2065	99,547
				492,692
	WHOLE LOAN COLLATERAL - 3.8%
43,901	Alternative Loan Trust 2005-J12 (b)	0.69	8/25/2035	29,307
27,253	Alternative Loan Trust 2006-OA9 (b)	0.61	7/20/2046	19,799
24,068	Bear Stearns ARM Trust 2005-5 (b)	2.32	8/25/2035	24,284
30,002	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3 (a,b)	0.67	8/25/2035	26,856
28,354	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4 (a,b)	0.65	10/25/2035	26,131
50,881	Credit Suisse First Boston Mortgage Securities Corp.	4.50	7/25/2020	51,505
28,271	First Horizon Mortgage Pass-Through Trust 2005-AR2 (b)	2.71	6/25/2035	26,817
49,870	Great Hall Mortgages No 1 PLC (a,b)	0.66	6/18/2039	46,990
32,084	GSR Mortgage Loan Trust 2005-AR6 (b)	2.81	9/25/2035	32,779
20,034	Impac CMB Trust Series 2005-8 (b)	0.77	2/25/2036	19,656
26,752	IndyMac INDX Mortgage Loan Trust 2006-AR4 (b)	0.63	5/25/2046	21,916
17,517	JP Morgan Resecuritization Trust Series 2009-7 (a,b)	2.73	8/27/2037	17,632
16,653	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 (b)	0.67	11/25/2035	15,573

See accompanying notes to financial statements.

FVIT PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Principal
Amount		Coupon Rate (%)	Maturity	Value
	WHOLE LOAN COLLATERAL - 3.8% (Continued)
$28,178	MortgageIT Trust 2005-4 (b)	0.70	10/25/2035	$25,728
29,951	RALI Series 2005-QR1 Trust	6.00	10/25/2034	31,346
29,956	Structured Adjustable Rate Mortgage Loan Trust (b)	0.72	10/25/2035	27,854
15,995	Structured Adjustable Rate Mortgage Loan Trust (b)	2.54	9/25/2034	15,856
15,477	Structured Adjustable Rate Mortgage Loan Trust (b)	2.59	2/25/2034	15,382
30,149	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust (b)	1.97	4/25/2037	25,492
				500,903

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $991,177)			993,595

	COMMERCIAL MORTGAGE BACKED SECURITIES - 3.3%
200,000	FHLMC Multifamily Structured Pass Through Certificates (b)	0.94	9/25/2022	199,288
75,731	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC18	5.44	6/12/2047	77,548
100,000	RFTI 2015-FL1 Issuer Ltd. (a,b)	2.08	6/15/2018	99,400
55,752	Wachovia Bank Commercial Mortgage Trust Series 2006-C27 (b)	5.75	7/15/2045	56,214
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $433,890)			432,450

	U.S. TREASURY SECURITIES - 21.8%
300,000	United States Treasury Inflation Indexed Note	0.13	4/15/2017	313,516
300,000	United States Treasury Inflation Indexed Note	0.13	1/15/2022	305,489
200,000	United States Treasury Inflation Indexed Note	0.13	7/15/2022	200,562
100,000	United States Treasury Inflation Indexed Note	0.38	7/15/2025	97,101
25,000	United States Treasury Inflation Indexed Bond	0.75	2/15/2045	21,803
100,000	United States Treasury Inflation Indexed Bond	1.75	1/15/2028	124,047
100,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2027	136,339
100,000	United States Treasury Inflation Indexed Bond	2.50	1/15/2029	131,233
200,000	United States Treasury Note	0.25	2/29/2016	199,984
100,000	United States Treasury Note	0.38	1/31/2016	100,005
100,000	United States Treasury Note	0.38	2/15/2016	100,000
50,000	United States Treasury Note	2.25	11/15/2024	49,975
200,000	United States Treasury Note	2.50	8/15/2023	205,195
200,000	United States Treasury Bond	2.88	8/15/2045	194,242
100,000	United States Treasury Bond	3.00	5/15/2045	99,543
550,000	United States Treasury Bond	3.00	11/15/2045	548,346
50,000	United States Treasury Bond	3.13	8/15/2044	51,100
	TOTAL U.S. TREASURY SECURITIES (Cost - $2,912,910)			2,878,480

Contracts
	PURCHASED OPTIONS ON INDICES - 1.5%
14	S&P 500 Index, December 2016, Put @ $1,400			30,730
14	S&P 500 Index, December 2016, Put @ $1,600			57,960
14	S&P 500 Index, December 2016, Put @ $1,825			113,050
	TOTAL PURCHASED OPTIONS ON INDICES (Cost - $237,187)			201,740

	PURCHASED OPTIONS ON FUTURES - 0.0%*
1	EURO-BOBL, March 2016, Put @ $126.25			5
1	US 5Yr Future, March 2016, Put @ $110.75			8
2	US 5Yr Future, March 2016, Put @ $111			16
	PURCHASED OPTIONS ON FUTURES (Cost - $32)			29

See accompanying notes to financial statements.

FVIT PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares				Value
	SHORT-TERM INVESTMENTS - 8.7%
	MONEY MARKET FUND - 1.1%
151,076	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.28% (c)			$151,076

Principal
Amount		Coupon Rate (%)	Maturity
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.5%
$100,000	Fannie Mae Discount Notes	0.26	2/8/2016	99,973
100,000	Fannie Mae Discount Notes	0.14	2/16/2016	99,978
				199,951

	FEDERAL HOME LOAN MORTGAGE CORP. - 4.6%
100,000	Federal Home Loan Bank Discount Notes	0.12	1/22/2016	99,993
100,000	Federal Home Loan Bank Discount Notes	0.24	1/25/2016	99,984
100,000	Federal Home Loan Bank Discount Notes	0.17	1/29/2016	99,989
100,000	Federal Home Loan Bank Discount Notes	0.17	2/8/2016	99,982
200,000	Federal Home Loan Bank Discount Notes	0.29	2/19/2016	199,921
				599,869
	U.S. TREASURY BILL - 1.5%
200,000	United States Treasury Bill	0.14 - 0.19	1/14/2016	199,988

	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,150,884)			1,150,884

	TOTAL INVESTMENTS - 113.2% (Cost - $14,943,506)(d)			$14,966,909
	OTHER ASSETS LESS LIABILITIES - NET - (13.2)%			(1,751,756)
	TOTAL NET ASSETS - 100.0%			$13,215,153

TBA - To Be Announced Security

*	Represents less than 0.05%.

+	All or a portion of these TBAs are subject to dollar-roll transactions.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2015, these securities amounted to $266,006 or 2.0% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

(c)	Money market rate shown represents the rate at December 31, 2015.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $15,106,347 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$210,911
Unrealized Depreciation:	(350,349)
Net Unrealized Depreciation:	$(139,438)

See accompanying notes to financial statements.

FVIT PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

		Unrealized Appreciation/
Contracts		(Depreciation)
	SHORT FUTURES CONTRACTS
9	3 MO Sterling (Short Sterling ) March 2017
	(Underlying Face Amount at Value $1,639,350)	$(1,216)
6	3 MO Sterling (Short Sterling ) December 2016
	(Underlying Face Amount at Value $1,094,445)	977
4	3 MO Sterling (Short Sterling ) June 2017
	(Underlying Face Amount at Value $727,565)	(2,138)
1	3 MO Sterling (Short Sterling) September 2017
	(Underlying Face Amount at Value $181,689)	405
7	US 10Yr NOTE (CBT) March 2016
	(Underlying Face Amount at Value $881,342)	301
		(1,671)
	LONG FUTURES CONTRACTS
1	Euro-BOBL Future March 2016
	(Underlying Face Amount at Value $141,973)	(282)
1	Euro Schatz March 2016
	(Underlying Face Amount at Value $121,156)	27
49	S&P 500 E-Mini March 2016
	(Underlying Face Amount at Value $4,986,975)	(27,432)
14	US Long Bond Future March 2016
	(Underlying Face Amount at Value $1,656,480)	(3,601)
		(31,288)

	TOTAL UNREALIZED DEPRECIATION OF FUTURES CONTRACTS	$(32,959)

Notional				Unrealized Appreciation/
Amount $				(Depreciation)
	Swaption Written
500,000	IRS 5Y Put Swaption, Strike Price 1.90, Expiration 2/16/16			$(269)

Notional		Fixed Received		Unrealized Appreciation/
Amount $		Rate (%)	Expiration	(Depreciation)
	Interest Rate Swaps
700,000	Goldman Sachs	6.53	6/5/2025	$141
7,000,000	Goldman Sachs	5.62	6/2/2020	4,320
1,100,000	Goldman Sachs	5.94	7/13/2022	245
5,800,000	Goldman Sachs	4.06	8/24/2016	221
(100,000)	Goldman Sachs	1.02	12/16/2020	(1,315)
(400,000)	Goldman Sachs	1.02	12/16/2045	(10,901)
				$(7,289)

See accompanying notes to financial statements.

FVIT PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Notional		Fixed Received		Unrealized Appreciation/
Amount $		Rate (%)	Expiration	(Depreciation)
	Credit Default Swaps

100,000	United Mexican States - Counterparty “Barclays Bank, PLC”	1.00	9/20/2020	$(2,702)
100,000	United Mexican States - Counterparty “Barclays Bank, PLC”	1.00	12/20/2020	(3,081)
(800,000)	North American Investment Grade CDX Index	1.00	6/20/2020	(8,517)
(600,000)	North American Investment Grade CDX Index	1.00	12/20/2020	3,456
(200,000)	North American High Yield CDX Index	5.00	12/20/2020	2,718
				$(8,126)

See accompanying notes to financial statements.

FVIT PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to					Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For		U.S. $ Value	(Depreciation)
To Buy:
1/4/2016	Goldman Sachs	2,022,000	DKK	289,482	USD	$294,408	$4,927
1/5/2016	Goldman Sachs	152,301	BRL	40,000	USD	38,385	(1,615)
2/11/2016	Goldman Sachs	63,000	EUR	67,208	USD	68,519	1,311
2/11/2016	Goldman Sachs	33,000	EUR	35,865	USD	35,891	26
2/11/2016	Goldman Sachs	57,000	EUR	61,779	USD	61,993	214
2/11/2016	Goldman Sachs	31,000	EUR	34,109	USD	33,716	(393)
2/12/2016	Goldman Sachs	2,600,000	JAP	21,148	USD	21,636	488
2/12/2016	Goldman Sachs	2,700,000	JAP	21,980	USD	22,468	488
2/12/2016	Goldman Sachs	11,100,000	JAP	90,740	USD	92,368	1,628
2/12/2016	Goldman Sachs	23,700,000	JAP	193,764	USD	197,217	3,453
2/12/2016	Goldman Sachs	2,300,000	JAP	18,717	USD	19,139	422
2/12/2016	Goldman Sachs	1,100,000	JAP	8,955	USD	9,153	198
2/12/2016	Goldman Sachs	1,400,000	JAP	11,462	USD	11,650	188
2/12/2016	Goldman Sachs	3,200,000	JAP	26,363	USD	26,629	266
3/14/2016	Goldman Sachs	210,000	MXN	12,141	USD	12,097	(44)
4/1/2016	Goldman Sachs	25,000	DKK	3,673	USD	3,650	(23)
							11,534

To Sell:
1/5/2016	Goldman Sachs	152,608	BRL	40,688	USD	38,462	2,226
1/15/2016	Goldman Sachs	1,661,479	THB	46,000	USD	46,066	(66)
2/11/2016	Goldman Sachs	17,000	GBP	25,810	USD	25,065	745
2/11/2016	Goldman Sachs	31,000	EUR	33,492	USD	33,716	(224)
2/11/2016	Goldman Sachs	16,000	EUR	17,188	USD	17,401	(213)
2/11/2016	Goldman Sachs	259,000	EUR	280,342	USD	281,690	(1,348)
2/11/2016	Goldman Sachs	45,000	EUR	49,027	USD	48,942	85
2/11/2016	Goldman Sachs	19,000	EUR	20,648	USD	20,664	(16)
2/11/2016	Goldman Sachs	8,000	EUR	8,770	USD	8,701	69
2/11/2016	Goldman Sachs	2,700,000	JPY	22,012	USD	22,467	(455)
2/12/2016	Goldman Sachs	3,400,000	JPY	27,596	USD	28,293	(697)
2/12/2016	Goldman Sachs	40,700,000	JPY	331,273	USD	338,681	(7,408)
2/12/2016	Goldman Sachs	19,200,000	JPY	155,809	USD	159,771	(3,962)
2/12/2016	Goldman Sachs	1,400,000	JPY	11,386	USD	11,650	(264)
2/12/2016	Goldman Sachs	800,000	JPY	6,583	USD	6,657	(74)
2/12/2016	Goldman Sachs	900,000	JPY	7,420	USD	7,489	(69)
2/12/2016	Goldman Sachs	5,900,000	JPY	48,679	USD	49,096	(417)
2/26/2016	Goldman Sachs	170,400	MYR	40,000	USD	39,513	487
2/26/2016	Goldman Sachs	98,670	MYR	23,000	USD	22,880	120
2/26/2016	Goldman Sachs	57,000	SGD	40,018	USD	40,134	(116)
2/26/2016	Goldman Sachs	1,083,555	TWD	33,000	USD	32,813	187
2/26/2016	Goldman Sachs	216,840	THB	6,000	USD	5,997	3

See accompanying notes to financial statements.

FVIT PIMCO Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to					Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For		U.S. $ Value	(Depreciation)
To Sell:
3/3/2016	Goldman Sachs	29,773	MXN	1,740	USD	1,716	$24
3/14/2016	Goldman Sachs	356,324	MXN	20,440	USD	20,525	(85)
6/23/2016	Goldman Sachs	8,834,019	MXN	502,905	USD	505,339	(2,434)
1/3/2017	Goldman Sachs	2,022,000	DKK	293,771	USD	298,688	(4,917)
1/3/2017	Goldman Sachs	2,756,940	DKK	411,656	USD	407,253	4,403
							(14,416)

	Net unrealized depreciation on forward foreign currency contracts						$(2,882)

See accompanying notes to financial statements.

FVIT Select Advisor Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 14.6%
	EQUITY FUNDS - 14.6%
63,749	iShares Core S&P 500 ETF	$13,060,258
21,274	iShares Russell 2000 ETF	2,393,538
	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,129,975)	15,453,796

	VARIABLE INSURANCE TRUSTS - 75.6%
	DEBT FUND - 21.1%
1,719,884	MFS Research Bond Series	22,358,285

	EQUITY FUNDS - 54.5%
372,287	American Century VP Mid Cap Value - Class 1	6,846,359
1,124,422	American Century VP Value Fund - Investor Class	9,951,136
109,854	Invesco VI International Growth Fund - Class 1	3,678,996
367,074	MFS Growth Series	14,745,358
322,719	MFS VIT II International Value Portfolio	7,248,262
695,632	Putnam VT Equity Income - Class 1A	15,116,084
		57,586,195
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $81,483,530)	79,944,480

	SHORT-TERM INVESTMENTS - 4.8%
	MONEY MARKET FUND - 4.8%
5,042,553	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.28% (a)(Cost - $5,042,553)	5,042,553

	TOTAL INVESTMENTS - 95.0% (Cost - $101,656,058)(b)	$100,440,829
	OTHER ASSETS LESS LIABILITIES -NET - 5.0%	5,275,266
	TOTAL NET ASSETS - 100.0%	$105,716,095

(a)	Money market rate shown represents the rate at December 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $101,916,886 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$669,899
Unrealized Depreciation:	(2,145,956)
Net Unrealized Depreciation:	$(1,476,057)

See accompanying notes to financial statements.

FVIT Select Advisor Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

		Unrealized
Contracts		Appreciation
	SHORT FUTURES CONTRACTS
2	MSCI Emerging Market E-Mini Future March 2016
	(Underlying Face Amount at Value $78,750)	$40

	UNREALIZED APPRECIATION ON SHORT FUTURES CONTRACT	$40

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	COMMON STOCKS - 60.3%
	ADVERTISING - 0.4%
16,946	The Interpublic Group of Cos., Inc.	$394,503
18,445	Nielsen Holdings PLC	859,537
		1,254,040
	AEROSPACE/DEFENSE - 1.5%
10,939	The Boeing Co.	1,581,670
8,738	Lockheed Martin Corp.	1,897,457
11,262	Raytheon Co.	1,402,457
		4,881,584
	AGRICULTURE - 0.7%
39,848	Altria Group, Inc.	2,319,552
2,290	Philip Morris International, Inc.	201,314
		2,520,866
	AIRLINES - 0.2%
8,680	American Airlines Group, Inc.	367,598
4,285	United Continental Holdings, Inc. *	245,530
		613,128
	APPAREL - 0.6%
17,990	NIKE, Inc.	1,124,375
2,030	Ralph Lauren Corp.	226,304
8,800	VF Corp.	547,800
		1,898,479
	BANKS - 3.9%
236,282	Bank of America Corp.	3,976,626
56,652	Citizens Financial Group, Inc.	1,483,716
11,019	Northern Trust Corp.	794,360
23,832	The PNC Financial Services Group, Inc.	2,271,428
85,535	Wells Fargo & Co.	4,649,683
		13,175,813
	BEVERAGES - 2.6%
9,343	Anheuser-Busch InBev - ADR	1,167,875
10,087	Dr. Pepper Snapple Group, Inc.	940,108
11,612	Monster Beverage Corp. *	1,729,724
26,666	PepsiCo, Inc.	2,664,467
53,668	The Coca-Cola Co.	2,305,577
		8,807,751
	BIOTECHNOLOGY - 0.7%
1,621	Alnylam Pharmaceuticals, Inc. *	152,601
10,124	BioCryst Pharmaceuticals, Inc. *	104,480
6,859	Gilead Sciences, Inc.	694,062
9,720	GlycoMimetics, Inc. *	55,598
820	Incyte Corp. *	88,929
185	Karyopharm Therapeutics, Inc. *	2,451
1,500	Nivalis Therapeutics, Inc. *	11,610
10,721	Novavax, Inc. *	89,949
3,762	Otonomy, Inc. *	104,396
1,242	PTC Therapeutics, Inc. *	40,241
83	Puma Biotechnology, Inc. *	6,507
1,535	Regeneron Pharmaceuticals, Inc. *	833,305
2,040	Ultragenyx Pharmaceutical, Inc. *	228,847
		2,412,976
	BUILDING MATERIALS - 0.8%
19,471	Boise Cascade Co. *	497,095
11,760	CRH PLC - ADR	338,923
7,290	Fortune Brands Home & Security, Inc.	404,595
2,160	Martin Marietta Materials, Inc.	295,013
12,610	Owens Corning	593,048
11,236	Summit Materials, Inc. *	225,169
4,290	Vulcan Materials Co.	407,421
		2,761,264

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value
	CHEMICALS - 1.0%
9,511	Cabot Corp.	$388,810
12,783	Celanese Corp.	860,679
3,211	LyondellBasell Industries NV	279,036
13,632	The Dow Chemical Co.	701,775
9,400	The Mosaic Co.	259,346
3,487	The Sherwin-Williams Co.	905,225
		3,394,871
	COMMERCIAL SERVICES - 1.3%
10,697	Automatic Data Processing, Inc.	906,250
6,215	Equifax, Inc.	692,165
10,568	Global Payments, Inc.	681,742
6,893	Heartland Payment Systems, Inc.	653,594
5,427	ManpowerGroup, Inc.	457,442
11,690	TransUnion *	322,293
7,005	WEX, Inc. *	619,242
		4,332,728
	COMPUTERS - 2.1%
12,044	Accenture PLC - Cl. A	1,258,598
29,684	Apple, Inc.	3,124,538
11,342	Cognizant Technology Solutions Corp. - Cl. A *	680,747
47,928	Genpact Ltd. *	1,197,241
40,920	Pure Storeage, Inc. *	637,124
		6,898,248
	COSMETICS/PERSONAL CARE - 1.5%
150,898	Avon Products, Inc.	611,137
37,677	Colgate-Palmolive Co.	2,510,042
23,418	The Estee Lauder Cos., Inc.	2,062,189
		5,183,368
	DIVERSIFIED FINANCIAL SERVICES - 2.7%
1,852	Alliance Data Systems Corp. *	512,208
26,386	American Express Co.	1,835,146
6,077	Ameriprise Financial, Inc.	646,714
1,891	BlackRock, Inc. - Cl. A	643,923
11,639	Invesco Ltd.	389,674
930	MarketAxess Holdings, Inc.	103,779
6,055	Raymond James Financial, Inc.	351,008
91,624	Santander Consumer USA Holdings, Inc. *	1,452,240
35,529	Visa, Inc. - Cl. A	2,755,274
12,364	WisdomTree Investments, Inc.	193,867
		8,883,833
	ELECTRIC - 2.3%
11,834	Ameren Corp.	511,584
12,660	Avangrid, Inc. *	486,144
16,048	Dominion Resources, Inc.	1,085,487
4,071	DTE Energy Co.	326,453
8,839	Duke Energy Corp.	631,016
10,203	Edison International	604,120
7,008	Eversource Energy	357,899
18,878	Exelon Corp.	524,242
7,224	ITC Holdings Corp.	283,542
17,194	NextEra Energy, Inc.	1,786,285
11,788	PG&E Corp.	627,004
4,222	Pinnacle West Capital Corp.	272,235
4,623	Public Service Enterprise Group, Inc.	178,864
		7,674,875
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
11,160	AMETEK, Inc.	598,064
1,880	SunPower Corp. *	56,419
		654,483

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value
	ELECTRONICS - 0.8%
25,102	Honeywell International, Inc.	$2,599,814

	ENERGY - ALTERNATE SOURCES - 0.0% **
2,169	First Solar, Inc. *	143,132

	ENTERTAINMENT - 0.1%
18,610	DreamWorks Animation SKG, Inc. *	479,580

	ENVIRONMENTAL CONTROL - 0.2%
15,580	Waste Management, Inc.	831,505

	FOOD - 0.9%
67,006	Mondelez International, Inc. - Cl. A	3,004,549

	FOREST PRODUCTS & PAPER - 0.2%
19,064	International Paper Co.	718,713

	GAS - 0.2%
4,190	Sempra Energy	393,902
10,820	UGI Corp.	365,283
		759,185
	HEALTHCARE-PRODUCTS - 3.6%
19,255	Baxter International, Inc.	734,578
5,698	Becton Dickinson and Co.	878,005
30,600	Boston Scientific Corp. *	564,264
12,290	ConforMIS, Inc. *	212,494
28,007	Danaher Corp.	2,601,290
47,859	Medtronic, PLC	3,681,314
4,076	Ocular Therapeutix, Inc. *	38,192
22,421	St. Jude Medical, Inc.	1,384,945
10,863	Stryker Corp.	1,009,607
6,142	Thermo Fisher Scientific, Inc.	871,243
		11,975,932
	HEALTHCARE-SERVICES - 1.3%
9,325	Aetna, Inc.	1,008,219
14,924	HCA Holdings, Inc. *	1,009,310
21,372	UnitedHealth Group, Inc.	2,514,202
		4,531,731
	INSURANCE - 3.1%
42,467	American International Group, Inc.	2,631,680
37,949	Assured Guaranty Ltd.	1,002,992
33,645	Marsh & McLennan Cos., Inc.	1,865,615
23,373	Principal Financial Group, Inc.	1,051,318
13,290	Prudential Financial, Inc.	1,081,939
26,895	The Hartford Financial Services Group, Inc.	1,168,857
39,165	XL Group PLC	1,534,485
		10,336,886
	INTERNET - 5.1%
8,191	Alphabet, Inc. - Cl. A *	6,372,680
2,639	Alphabet, Inc. - Cl.C *	2,002,684
6,400	Amazon.com, Inc. *	4,325,696
1,100	Expedia, Inc.	136,730
22,336	Facebook, Inc. - Cl. A *	2,337,686
1,417	The Priceline Group, Inc.*	1,806,604
		16,982,080
	IRON/STEEL - 0.1%
3,450	Reliance Steel & Aluminum Co.	199,790

	LEISURE TIME - 0.2%
11,271	Norwegian Cruise Line Holdings Ltd. *	660,481

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value
	LODGING - 0.2%
5,118	Las Vegas Sands Corp.	$224,373
6,895	Wyndham Worldwide Corp.	500,922
		725,295
	MEDIA - 2.0%
51,006	Comcast Corp.	2,878,269
3,414	Markit Ltd. *	103,000
12,333	Time Warner Cable, Inc.	2,288,881
50,146	Twenty-First Century Fox, Inc.	1,361,965
		6,632,115
	METAL FABRICATE/HARDWARE - 0.1%
5,020	Tenaris SA - ADR	119,476

	MISCELLANEOUS MANUFACTURING - 1.3%
8,485	Dover Corp.	520,215
14,419	Eaton Corp. PLC	750,365
22,980	General Electric Co.	715,827
15,946	Illinois Tool Works, Inc.	1,477,875
15,777	Pentair - PLC	781,435
		4,245,717
	OIL & GAS - 2.3%
4,204	Anadarko Petroleum Corp.	204,230
23,470	Cabot Oil & Gas Corp.	415,184
97,781	Cobalt International Energy, Inc. *	528,017
12,740	ConocoPhillips	594,831
33,807	Continental Resources, Inc. *	776,885
3,350	Ensco PLC	51,557
830	EOG Resources, Inc.	58,756
7,059	Hess Corp.	342,220
12,260	Marathon Oil Corp.	635,558
43,630	Newfield Exploration Co. *	1,420,593
28,680	Oasis Petroleum, Inc. *	211,372
12,247	Patterson-UTI Energy, Inc.	184,685
21,919	PBF Energy, Inc.	806,838
3,520	PDC Energy, Inc. *	187,898
8,136	Pioneer Natural Resources Co.	1,020,092
54,290	WPX Energy, Inc. *	311,625
		7,750,341
	OIL & GAS SERVICES - 0.3%
700	Baker Hughes, Inc.	32,305
12,310	Forum Energy Technologies, Inc. *	153,383
17,907	Halliburton Co.	609,554
17,450	Tesco Corp.	126,338
		921,580
	PACKAGING & CONTAINERS - 0.3%
13,219	Ball Corp.	961,418
10,732	Owens-Illinois, Inc. *	186,951
		1,148,369
	PHARMACEUTICALS - 4.5%
13,454	Abbott Laboratories	604,219
3,423	Aerie Pharmaceuticals, Inc. *	83,350
8,231	Alkermes PLC *	653,377
8,502	Allergan PLC *	2,656,875
30,709	AstraZeneca PLC - ADR	1,042,571
32,785	Bristol-Myers Squibb Co.	2,255,280
7,513	Cardinal Health, Inc.	670,686
1,100	Chiasma, Inc. *	21,527
7,130	Dicerna Pharmaceuticals, Inc. *	84,633
5,790	Eli Lilly & Co	487,865
14,966	Ironwood Pharmaceuticals, Inc. - Cl. A *	173,456
15,370	Johnson & Johnson	1,578,806
7,366	McKesson Corp.	1,452,796
35,415	Merck & Co., Inc.	1,870,620
15,289	Mylan NV *	826,676
5,900	MyoKardia, Inc. *	86,494

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares		Value
	PHARMACEUTICALS (Continued) - 4.5%
3,055	Regulus Therapeutics, Inc. *	$26,640
1,767	Relypsa, Inc. *	50,077
3,504	TESARO, Inc. *	183,329
7,361	Tetraphase Pharmaceuticals, Inc. *	73,831
15,851	Trevena, Inc. *	166,435
1,800	Voyager Therapeutics, Inc. *	39,420
		15,088,963
	PIPELINES - 0.4%
31,177	Enbridge, Inc.	1,034,765
3,728	ONEOK, Inc.	91,932
10,530	TransCanada Corp.	343,173
		1,469,870
	REAL ESTATE INVESTMENT TRUSTS - 2.1%
16,216	American Tower Corp.	1,572,141
10,107	AvalonBay Communities, Inc.	1,861,002
5,142	Public Storage	1,273,673
6,264	Simon Property Group, Inc.	1,217,972
9,497	SL Green Realty Corp.	1,072,971
		6,997,759
	RETAIL - 3.2%
12,218	Advance Auto Parts, Inc.	1,838,931
6,379	Costco Wholesale Corp.	1,030,209
18,941	CVS Health Corp.	1,851,862
5,990	L Brands, Inc.	573,962
16,869	McDonald’s Corp.	1,992,904
3,234	Ross Stores, Inc.	174,022
9,473	Signet Jewelers Ltd.	1,171,715
16,299	Starbucks Corp.	978,429
12,973	Walgreens Boots Alliance, Inc.	1,104,716
300	Wingstop, Inc. *	6,843
		10,723,593
	SEMICONDUCTORS - 1.1%
63,380	Applied Materials, Inc.	1,183,305
7,020	Avago Technologies Ltd.	1,018,953
1,780	Lam Research Corp.	141,368
8,620	Linear Technology Corp.	366,091
6,050	Microchip Technology, Inc.	281,567
6,013	NXP Semiconductors NV *	506,595
10,010	ON Semiconductor Corp. *	98,098
900	Skyworks Solutions, Inc.	69,147
13,750	SunEdison Semiconductor Ltd. *	107,800
		3,772,924
	SOFTWARE - 2.0%
2,129	Envestnet, Inc. *	63,551
96,672	Microsoft Corp.	5,363,363
5,411	MSCI, Inc.	390,295
5,950	ServiceNow, Inc. *	515,032
5,427	SS&C Technologies Holdings, Inc.	370,501
		6,702,742
	TELECOMMUNICATIONS - 1.2%
8,300	Arista Networks, Inc. *	646,072
118,202	Cisco Systems, Inc.	3,209,775
		3,855,847
	TEXTILES - 0.5%
8,348	Mohawk Industries, Inc. *	1,581,028

	TRANSPORTATION - 0.5%
1,793	FedEx Corp.	267,139
4,465	Genesee & Wyoming, Inc. *	239,726
660	Kansas City Southern	49,282
7,438	Knight Transportation, Inc.	180,223
2,510	Norfolk Southern Corp.	212,321
11,050	Swift Transportation Co. - Cl. A *	152,711

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Shares				Value
	TRANSPORTATION - 0.5% (Continued)
4,040	United Parcel Service, Inc.			$388,769
7,800	XPO Logistics, Inc. *			212,550
				1,702,721
	TOTAL COMMON STOCKS (Cost - $193,436,921)			202,010,025

	PREFERRED STOCK - 0.0% **
	TELECOMMUNICATIONS - 0.0% **
3,000	Verizon Communications, Inc. (Cost $75,000)			82,860

	EXCHANGE TRADED FUND - 1.5%
	EQUITY FUND - 1.5%
23,876	SPDR S&P 500 ETF Trust (Cost - $4,737,354)			4,868,077

Principal Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 2.9%
$101,000	Ally Master Owner Trust	1.33	3/15/2019	100,665
100,000	Ally Master Owner Trust	1.60	10/15/2019	99,483
116,000	AmeriCredit Automobile Receivables Trust 2013-5	1.52	1/8/2019	115,540
45,819	AmeriCredit Automobile Receivables Trust 2014-1	0.90	2/8/2019	45,705
120,000	AmeriCredit Automobile Receivables Trust 2014-1	2.15	3/9/2020	119,540
145,000	AmeriCredit Automobile Receivables Trust 2014-2	1.60	7/8/2019	144,401
250,000	Apidos CLO XXI (a)^	1.71	7/18/2027	246,937
350,000	Apidos CLO XXII (a)^	2.39	10/20/2027	349,720
300,000	Atrium XII (a)^	2.25	10/22/2026	299,013
270,000	Babson CLO Ltd. 2015-I (a)^	1.75	4/20/2027	267,879
325,000	BlueMountain CLO 2015-3 Ltd (a)^	1.81	10/20/2027	322,775
225,000	Capital Auto Receivables Asset Trust 2015-3	1.72	1/22/2019	224,539
225,000	CarMax Auto Owner Trust 2013-4	1.71	7/15/2019	223,983
100,000	CarMax Auto Owner Trust 2013-4	1.95	9/16/2019	99,341
150,000	Cent CLO 20 Ltd. (a)^	1.80	1/25/2026	148,039
250,000	Cent CLO 21 Ltd. (a)^	1.81	7/27/2026	246,625
250,000	Cent CLO 23 Ltd. (a)^	1.81	4/17/2026	248,057
350,000	CIFC Funding 2014-II Ltd. (a)^	1.86	5/24/2026	346,201
250,000	CNH Equipment Trust 2015-C	1.66	11/16/2020	249,370
74,438	DB Master Finance LLC 2015-1 (a)	3.26	2/20/2045	73,655
85,000	Drive Auto Receivables Trust 2015-B (a)	2.12	6/17/2019	84,811
175,000	Drive Auto Receivables Trust 2015-D (a)	1.23	6/15/2018	174,820
265,000	Dryden 41 Senior Loan Fund (a)^	2.49	1/15/2028	265,000
86,152	Exeter Automobile Receivables Trust 2015-2 (a)	1.54	11/15/2019	85,769
250,000	First Investors Auto Owner Trust 2014-1 (a)	1.49	1/15/2020	249,577
65,000	First Investors Auto Owner Trust 2014-3 (a)	1.67	11/16/2020	64,596
100,000	Ford Credit Auto Owner Trust 2012-A	1.88	8/15/2017	100,307
100,000	Ford Credit Auto Owner Trust 2014-A	1.90	9/15/2019	100,101
100,000	Ford Credit Floorplan Master Owner Trust A (a)	2.09	3/15/2022	99,777
100,000	Ford Credit Floorplan Master Owner Trust A	2.31	2/15/2021	100,172
145,000	Ford Credit Floorplan Master Owner Trust A	1.77	8/15/2020	144,915
275,000	Galaxy XIX CLO Ltd. (a)^	1.87	1/24/2027	272,927
190,000	Green Tree Agency Advance Funding Trust I Series 2015-T1 (a)	2.30	10/15/2046	189,666
100,000	Hyundai Auto Receivables Trust 2013-A	1.13	9/17/2018	99,655
60,000	Hyundai Auto Receivables Trust 2013-B	1.45	2/15/2019	59,884
91,000	Hyundai Auto Receivables Trust 2013-B	1.71	2/15/2019	91,041
92,000	Hyundai Auto Receivables Trust 2014-B	2.10	11/15/2019	91,079
300,000	Madison Park Funding XI Ltd. (a)^	1.60	10/23/2025	294,690
250,000	Madison Park Funding XV Ltd. (a)^	2.72	1/27/2026	250,326
250,000	Magnetite XII Ltd. (a)^	1.82	4/15/2027	248,605
225,000	NRZ Advance Receivables Trust Advance Receivables Backed 2015-T1 (a)	2.31	8/15/2046	225,038
200,000	NRZ Advance Receivables Trust Advance Receivables Backed 2015-T3 (a)	2.54	11/15/2046	199,675
225,000	Ocwen Master Advance Receivables Trust (a)	2.53	11/15/2046	224,978
275,000	OZLM Funding V Ltd. (a)^	1.82	1/17/2026	273,536
100,000	Prestige Auto Receivables Trust 2014-1 (a)	1.91	4/15/2020	98,979
37,793	Santander Drive Auto Receivables Trust 2012-6	1.94	3/15/2018	37,844
45,000	Santander Drive Auto Receivables Trust 2013-2	2.57	3/15/2019	45,288
35,000	Santander Drive Auto Receivables Trust 2013-5	2.25	6/17/2019	35,125
35,000	Santander Drive Auto Receivables Trust 2014-1	2.36	4/15/2020	35,055
75,000	Santander Drive Auto Receivables Trust 2014-2	1.62	2/15/2019	75,009

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 2.9% (Continued)
$35,000	Santander Drive Auto Receivables Trust 2014-4	1.82	5/15/2019	$35,031
80,000	Santander Drive Auto Receivables Trust 2015-1	1.97	11/15/2019	80,117
125,000	Santander Drive Auto Receivables Trust 2015-4	1.20	12/17/2018	124,756
325,000	Shackleton 2015-VIII CLO Ltd. (a)^	1.84	10/20/2027	321,999
165,000	Springleaf Funding Trust 2015-A (a)	3.16	11/15/2024	163,823
190,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2015-T3 (a)	2.92	7/15/2047	189,825
250,000	Voya CLO 2014-2 Ltd. (a)^	1.77	7/17/2026	247,748
300,000	Webster Park CLO Ltd. A-2 (a)	2.80	12/15/2026	297,900
13,941	Westlake Automobile Receivables Trust 2014-2 (a)	0.97	10/16/2017	13,924
105,000	Westlake Automobile Receivables Trust 2015-2 (a)	1.83	1/15/2021	104,030
	TOTAL ASSET BACKED SECURITIES (Cost - $9,896,898)			9,868,866

	CORPORATE BONDS - 9.0%
	AEROSPACE/DEFENSE - 0.2%
100,000	BAE Systems Holdings, Inc. (a)	3.85	12/15/2025	98,997
50,000	Lockheed Martin Corp.	2.50	11/23/2020	49,703
147,000	Lockheed Martin Corp.	4.07	12/15/2042	136,037
30,000	Lockheed Martin Corp.	4.50	5/15/2036	30,372
75,000	Lockheed Martin Corp.	4.70	5/15/2046	76,828
50,000	Lockheed Martin Corp.	4.85	9/15/2041	51,481
125,000	Lockheed Martin Corp.	6.15	9/1/2036	149,062
				592,480
	AGRICULTURE - 0.3%
230,000	BAT International Finance PLC (a)	2.75	6/15/2020	229,933
20,000	BAT International Finance PLC (a)	3.50	6/15/2022	20,502
216,000	Cargill, Inc. (a)	4.76	11/23/2045	219,174
475,000	Imperial Tobacco Finance PLC (a)	3.75	7/21/2022	476,901
				946,510
	AUTO MANUFACTURERS - 0.3%
450,000	Ford Motor Credit Co. LLC	3.16	8/4/2020	448,423
100,000	Ford Motor Credit Co. LLC	6.63	8/15/2017	106,588
275,000	General Motors Financial Co., Inc.	3.50	7/10/2019	275,921
100,000	Nissan Motor Acceptance Corp. (a)	2.65	9/26/2018	101,257
				932,189
	BANKS - 2.4%
300,000	Abbey National Treasury Services PLC	2.00	8/24/2018	299,533
160,000	Bank of America Corp.	4.20	8/26/2024	158,748
135,000	Bank of America Corp.	2.25	4/21/2020	131,742
640,000	Bank of America Corp.	2.63	10/19/2020	631,949
300,000	Banque Federative du Credit Mutuel SA (a)	2.75	10/15/2020	301,192
100,000	Barclays Bank PLC	5.14	10/14/2020	108,520
150,000	BB&T Corp.	2.45	1/15/2020	151,005
50,000	BNP Paribas SA	2.38	9/14/2017	50,594
200,000	BPCE SA (a)	5.15	7/21/2024	201,681
300,000	Capital One Financial Corp.	3.20	2/5/2025	289,991
105,000	Capital One Financial Corp.	4.20	10/29/2025	103,672
50,000	Citigroup, Inc.	4.05	7/30/2022	51,143
300,000	Citigroup, Inc.	3.50	5/15/2023	294,965
55,000	Citigroup, Inc.	5.50	9/13/2025	59,702
70,000	Citigroup, Inc.	3.30	4/27/2025	68,746
185,000	Citizens Financial Group, Inc.	4.30	12/3/2025	185,973
200,000	Credit Agricole SA (a)	4.38	3/17/2025	193,488
50,000	Credit Suisse AG	5.40	1/14/2020	54,746
395,000	Credit Suisse Group Funding Guernsey Ltd. (a)	3.80	9/15/2022	394,688
250,000	Credit Suisse Group Funding Guernsey Ltd. (a)	3.13	12/10/2020	248,864
45,000	Deutsche Bank AG	3.70	5/30/2024	44,819
525,000	Discover Bank	3.10	6/4/2020	526,191
300,000	Fifth Third Bank	2.15	8/20/2018	300,854
60,000	HSBC Holdings PLC	4.00	3/30/2022	62,986
200,000	Lloyds Bank PLC	3.50	5/14/2025	200,657
110,000	Morgan Stanley	3.88	4/29/2024	112,132
330,000	Morgan Stanley	3.95	4/23/2027	320,291

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 2.4% (Continued)
$400,000	PNC Bank NA	2.60	7/21/2020	$399,903
120,000	Santander Holdings USA, Inc.	2.65	4/17/2020	117,728
200,000	Santander Issuances SAU	5.18	11/19/2025	196,970
200,000	Skandinaviska Enskilda Banken AB (a)	2.45	5/27/2020	198,668
350,000	State Street Corp.	3.55	8/18/2025	360,999
200,000	The Goldman Sachs Group, Inc.	3.50	1/23/2025	196,563
85,000	The Goldman Sachs Group, Inc.	4.75	10/21/2045	84,437
55,000	The Goldman Sachs Group, Inc.	4.80	7/8/2044	54,681
50,000	The Goldman Sachs Group, Inc.	6.75	10/1/2037	58,447
250,000	The Huntington National Bank	2.40	4/1/2020	246,744
50,000	The PNC Financial Services Group, Inc.	3.90	4/29/2024	51,196
250,000	UBS Group Funding Jersey Ltd. (a)	2.95	9/24/2020	247,666
150,000	Wells Fargo & Co.	3.00	2/19/2025	145,899
35,000	Wells Fargo & Co.	4.10	6/3/2026	35,329
				7,944,102
	BEVERAGES - 0.0% **
55,000	Anheuser-Busch InBev Worldwide, Inc.	3.75	7/15/2042	47,256

	BIOTECHNOLOGY - 0.1%
130,000	Biogen, Inc.	2.90	9/15/2020	129,658
70,000	Celgene Corp.	3.55	8/15/2022	70,680
50,000	Celgene Corp.	3.63	5/15/2024	49,175
90,000	Gilead Sciences, Inc.	2.55	9/1/2020	89,966
20,000	Gilead Sciences, Inc.	3.50	2/1/2025	20,167
10,000	Gilead Sciences, Inc.	4.50	2/1/2045	9,782
				369,428
	CHEMICALS - 0.1%
55,000	Agrium, Inc.	7.13	5/23/2036	66,079
200,000	CF Industries, Inc.	7.13	5/1/2020	225,683
150,000	LYB International Finance BV	4.88	3/15/2044	136,979
40,000	Monsanto Co.	3.38	7/15/2024	38,136
				466,877
	COMMERCIAL SERVICES - 0.2%
100,000	Catholic Health Initiatives	2.95	11/1/2022	97,538
100,000	Catholic Health Initiatives	4.35	11/1/2042	93,531
500,000	ERAC USA Finance, LLC (a)	3.30	10/15/2022	491,894
				682,963
	COMPUTERS - 0.0% **
75,000	EMC Corp.	1.88	6/1/2018	69,981

	DIVERSIFIED FINANCIAL SERVICES - 0.4%
50,000	American Express Co.	1.55	5/22/2018	49,610
180,000	General Electric Capital Corp.	6.88	1/10/2039	245,353
285,000	LeasePlan Corp NV (a)	2.88	1/22/2019	281,331
350,000	Private Export Funding Corp.	3.25	6/15/2025	359,333
155,000	Synchrony Financial	2.60	1/15/2019	154,443
15,000	Synchrony Financial	2.70	2/3/2020	14,712
205,000	Synchrony Financial	3.75	8/15/2021	204,776
				1,309,558
	ELECTRIC - 0.5%
200,000	Appalachian Power Co.	3.40	6/1/2025	195,169
150,000	Berkshire Hathaway Energy Co.	4.50	2/1/2045	144,119
60,000	Consolidated Edison Co. of New York, Inc.	4.63	12/1/2054	59,037
175,000	Duke Energy Carolinas LLC	6.10	6/1/2037	211,613
225,000	Duke Energy Corp.	3.75	4/15/2024	227,969
10,000	Eversource Energy	3.15	1/15/2025	9,761
450,000	NextEra Energy Capital Holdings, Inc.	2.06	9/1/2017	450,419
75,000	Pacific Gas & Electric Co.	3.40	8/15/2024	75,273
50,000	PPL Capital Funding, Inc.	3.50	12/1/2022	50,371
150,000	South Carolina Electric & Gas Co.	5.10	6/1/2065	156,343
225,000	The Southern Co.	2.75	6/15/2020	222,713
				1,802,787

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	ENGINEERING & CONSTRUCTION - 0.1%
$50,000	SBA Tower Trust (a)	2.90	10/15/2019	$48,860
255,000	SBA Tower Trust (a)	3.16	10/15/2020	250,861
				299,721
	FOOD - 0.2%
165,000	HJ Heinz Co. (a)	3.50	7/15/2022	166,138
375,000	The Kroger Co.	2.95	11/1/2021	371,168
15,000	Tyson Foods, Inc.	2.65	8/15/2019	15,008
				552,314
	GAS - 0.0% **
125,000	Dominion Gas Holdings LLC	3.60	12/15/2024	123,701

	HEALTHCARE-PRODUCTS - 0.2%
325,000	Boston Scientific Corp.	3.38	5/15/2022	320,614
205,000	Medtronic, Inc.	3.50	3/15/2025	206,675
80,000	Medtronic, Inc.	4.38	3/15/2035	80,867
				608,156
	HEALTHCARE-SERVICES - 0.3%
75,000	Anthem, Inc.	3.50	8/15/2024	73,229
150,000	Anthem, Inc.	4.65	8/15/2044	142,964
25,000	Dignity Health	3.81	11/1/2024	25,405
75,000	Kaiser Foundation Hospitals	3.50	4/1/2022	76,205
30,000	Memorial Sloan-Kettering Cancer Center	4.20	7/1/2055	28,881
50,000	Memorial Sloan-Kettering Cancer Center	5.00	7/1/2042	53,548
100,000	The City of Hope	5.62	11/15/2043	112,450
35,000	The New York and Presbyterian Hospital	4.02	8/1/2045	33,089
135,000	The Toledo Hospital	4.98	11/15/2045	141,900
80,000	Trinity Health Corp.	4.13	12/1/2045	75,826
300,000	United Health Group, Inc.	2.88	3/15/2023	296,812
45,000	United Health Group, Inc.	3.35	7/15/2022	46,028
75,000	United Health Group, Inc.	3.75	7/15/2025	77,316
				1,183,653
	INSURANCE - 0.3%
50,000	ACE INA Holdings, Inc.	2.30	11/3/2020	49,581
75,000	ACE INA Holdings, Inc.	3.35	5/15/2024	75,710
140,000	ACE INA Holdings, Inc.	4.35	11/3/2045	142,258
50,000	American International Group, Inc.	4.88	6/1/2022	53,997
45,000	American International Group, Inc.	3.88	1/15/2035	39,691
150,000	Principal Financial Group, Inc.	3.40	5/15/2025	147,043
250,000	The Hartford Financial Services Group, Inc.	5.50	3/30/2020	276,748
125,000	Teachers Insurance & Annuity Association of America (a)	4.90	9/15/2044	126,261
				911,289
	INTERNET - 0.2%
400,000	Alibaba Group Holding Ltd.	2.50	11/28/2019	390,783
265,000	Amazon.com, Inc.	4.80	12/5/2034	279,012
195,000	Expedia, Inc. (a)	5.00	2/15/2026	190,308
				860,103
	LODGING - 0.1%
225,000	Marriott International, Inc.	2.88	3/1/2021	223,232

	MACHINERY - CONSTRUCTION AND MINING - 0.0% **
45,000	Caterpillar, Inc.	4.30	5/15/2044	43,457

	MEDIA - 0.3%
50,000	21st Century Fox America, Inc.	3.70	9/15/2024	50,413
60,000	CCO Safari II LLC (a)	6.48	10/23/2045	60,098
100,000	Comcast Corp.	6.40	3/1/2040	124,112
275,000	Cox Communications, Inc. (a)	4.80	2/1/2035	227,497
30,000	DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc.	3.95	1/15/2025	29,574
100,000	NBCUniversal Media, LLC	2.88	1/15/2023	99,295
250,000	Sky PLC (a)	3.75	9/16/2024	244,169
275,000	Time Warner, Inc.	4.88	3/15/2020	297,325
50,000	Viacom, Inc.	4.25	9/1/2023	48,339
				1,180,822

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	MINING - 0.1%
$225,000	BHP Billiton Finance USA Ltd.	3.85	9/30/2023	$213,034

	MISCELLANEOUS MANUFACTURING - 0.2%
10,000	Parker-Hannifin Corp.	4.45	11/21/2044	10,393
225,000	Pentair Finance SA	2.90	9/15/2018	223,993
50,000	Pentair Finance SA	3.15	9/15/2022	47,037
250,000	Siemens Financieringsmaatschappij NV (a)	2.90	5/27/2022	249,901
				531,324
	OIL & GAS - 0.5%
105,000	BP Capital Markets PLC	2.32	2/13/2020	103,452
75,000	BP Capital Markets PLC	3.51	3/17/2025	72,630
50,000	Cenovus Energy, Inc.	3.80	9/15/2023	45,272
70,000	ConocoPhillips Co.	2.88	11/15/2021	67,975
45,000	ConocoPhillips Co.	3.35	5/15/2025	40,666
100,000	Devon Energy Corp.	5.00	6/15/2045	75,790
210,000	Devon Energy Corp.	5.85	12/15/2025	204,234
50,000	Encana Corp.	6.50	5/15/2019	48,749
50,000	Marathon Oil Corp.	5.90	3/15/2018	50,566
170,000	Phillips 66	4.88	11/15/2044	151,668
190,000	Pioneer Natural Resources Co.	4.45	1/15/2026	171,079
225,000	Pioneer Natural Resources Co.	7.50	1/15/2020	238,974
50,000	Rowan Cos., Inc.	4.75	1/15/2024	35,556
225,000	Shell International Finance BV	4.13	5/11/2035	214,769
230,000	Sinopec Group Overseas Development 2015 Ltd. (a)	2.50	4/28/2020	226,263
60,000	Suncor Energy, Inc.	3.60	12/1/2024	56,513
				1,804,156
	OIL & GAS SERVICES - 0.1%
120,000	Halliburton Co.	3.38	11/15/2022	118,096
110,000	Schlumberger Holdings Corp. (a)	3.00	12/21/2020	108,579
				226,675
	PHARMACEUTICALS - 0.4%
50,000	AbbVie, Inc.	3.20	11/6/2022	49,217
35,000	Actavis Funding SCS	3.80	3/15/2025	34,821
50,000	Actavis Funding SCS	3.85	6/15/2024	50,089
100,000	Actavis Funding SCS	4.55	3/15/2035	97,186
275,000	Bayer US Finance LLC (a)	2.38	10/8/2019	275,173
170,000	Cardinal Health, Inc.	3.20	3/15/2023	167,840
35,000	Cardinal Health, Inc.	4.50	11/15/2044	33,782
95,000	EMD Finance LLC (a)	2.95	3/19/2022	91,661
135,000	EMD Finance LLC (a)	3.25	3/19/2025	128,000
150,000	Merck & Co., Inc.	2.75	2/10/2025	146,026
220,000	Mylan NV (a)	3.00	12/15/2018	219,514
				1,293,309
	PIPELINES - 0.2%
65,000	Columbia Pipeline Group, Inc. (a)	2.45	6/1/2018	63,552
130,000	Enterprise Products Operating LLC	5.10	2/15/2045	108,893
100,000	Phillips 66 Partners LP	3.61	2/15/2025	86,024
125,000	Regency Energy Partners LP / Regency Energy Finance Corp.	5.88	3/1/2022	117,820
275,000	Sunoco Logistics Partners Operations LP	4.40	4/1/2021	266,495
200,000	Western Gas Partners LP	4.00	7/1/2022	176,903
				819,687
	REAL ESTATE - 0.1%
275,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (a)	3.25	10/5/2020	276,052

	REAL ESTATE INVESTMENT TRUSTS - 0.3%
300,000	American Tower Corp.	3.45	9/15/2021	301,471
50,000	AvalonBay Communities, Inc.	2.95	9/15/2022	49,570
150,000	DDR Corp.	4.63	7/15/2022	154,967
75,000	HCP, Inc.	3.88	8/15/2024	72,692
200,000	HCP, Inc.	4.00	6/1/2025	195,283
260,000	Scentre Group Trust 1/Scentre Group Trust 2 (a)	2.38	11/5/2019	256,490
				1,030,473

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	RETAIL - 0.3%
$50,000	AutoZone, Inc.	2.88	1/15/2023	$48,324
300,000	Auto Zone, Inc.	3.13	7/15/2023	294,262
250,000	CVS Health Corp.	4.00	12/5/2023	259,805
115,000	CVS Health Corp.	4.88	7/20/2035	118,736
130,000	CVS Health Corp.	5.13	7/20/2045	136,946
200,000	O’Reilly Automotive, Inc.	3.80	9/1/2022	202,423
100,000	The Home Depot, Inc.	2.00	6/15/2019	100,701
				1,161,197
	SOFTWARE - 0.1%
225,000	Oracle Corp.	2.80	7/8/2021	227,904

	TELECOMMUNICATIONS - 0.3%
20,000	AT&T, Inc.	4.50	5/15/2035	18,497
150,000	Crown Castle Towers LLC (a)	3.22	5/15/2022	147,999
120,000	GTP Acquisition Partners I LLC (a)	2.35	6/15/2020	116,369
200,000	Orange SA	9.00	3/1/2031	282,286
334,000	Verizon Communications, Inc.	4.52	9/15/2048	298,695
4,000	Verizon Communications, Inc.	6.40	9/15/2033	4,557
				868,403
	TOYS/GAMES/HOBBIES - 0.0% **
50,000	Mattel, Inc.	2.35	5/6/2019	49,576

	TRANSPORTATION - 0.1%
225,000	FedEx Corp.	8.00	1/15/2019	261,928
100,000	Kansas City Southern (a)	4.95	8/15/2045	97,924
				359,852
	TRUCKING & LEASING - 0.1%
150,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.20	7/15/2020	148,495
50,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	4.88	7/11/2022	52,005
				200,500

	TOTAL CORPORATE BONDS (Cost $30,662,282)			30,212,721

	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.8%
65,000	Banc of America Commercial Mortgage Trust 2015-UBS7	3.71	9/15/2048	66,417
265,000	Citigroup Commercial Mortgage Trust 2015-GC35	3.82	11/10/2048	271,523
130,000	COMM 2013-CCRE8 Mortgage Trust	3.33	6/10/2046	131,820
125,000	CSAIL 2015-C1 Commercial Mortgage Trust	3.51	4/15/2050	125,745
225,000	CSAIL 2015-C3 Commercial Mortgage Trust	3.72	8/15/2048	227,938
465,000	Fannie Mae Multifamily Remic Trust 2015-M12 ^	2.79	5/25/2025	458,181
300,000	GS Mortgage Securities Trust 2015-GS1	3.73	11/10/2048	305,749
30,802	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8	5.40	5/15/2045	30,979
96,307	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19^	5.69	2/12/2049	99,333
101,619	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC20^	5.79	2/12/2051	105,632
98,896	LB-UBS Commercial Mortgage Trust 2006-C6	5.37	9/15/2039	100,329
22,283	LB-UBS Commercial Mortgage Trust 2008-C1^	6.09	4/15/2041	23,470
77,361	ML-CFC Commercial Mortgage Trust 2007-7^	5.74	6/12/2050	80,281
116,653	ML-CFC Commercial Mortgage Trust 2007-9	5.70	9/12/2049	121,344
90,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.31	4/15/2048	88,648
100,000	SFAVE Commerical Mortgage Securities Trust 2015-5AVE (a)^	4.14	1/5/2035	94,605
95,095	Wachovia Bank Commercial Mortgage Trust Series 2006-C29	5.31	11/15/2048	96,394
125,000	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.84	9/15/2058	128,293
250,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.15	5/15/2048	244,283
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $2,856,094)			2,800,964

	MORTGAGE BACKED SECURITIES - 6.9%
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.1%
100,000	Freddie Mac +	2.50	1/1/2030	100,887
200,000	Freddie Mac +	3.00	1/1/2030	206,095
1,425,000	Freddie Mac +	3.50	1/15/2045	1,466,873
525,000	Freddie Mac +	4.00	1/15/2045	554,603
175,000	Freddie Mac +	4.50	1/1/2044	188,519
50,000	Freddie Mac +	5.00	1/1/2044	54,615
50,000	Freddie Mac +	5.50	1/1/2044	55,299

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.1% (Continued)
$32,094	Freddie Mac Gold Pool	2.50	10/1/2028	$32,632
590,723	Freddie Mac Gold Pool	3.00	3/1/2045	590,229
3,146,451	Freddie Mac Gold Pool	3.00	9/1/2045	3,143,820
2,007,486	Freddie Mac Gold Pool	3.00	7/1/2045	2,005,808
1,528,038	Freddie Mac Gold Pool	3.00	8/1/2045	1,526,761
18,006	Freddie Mac Gold Pool	3.00	9/1/2028	18,589
58,143	Freddie Mac Gold Pool	3.00	2/1/2043	58,182
49,849	Freddie Mac Gold Pool	3.50	10/1/2043	51,358
176,214	Freddie Mac Gold Pool	3.50	11/1/2034	183,914
40,790	Freddie Mac Gold Pool	4.00	8/1/2044	43,125
				10,281,309

	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.2%
650,000	Fannie Mae +	2.50	1/1/2030	654,914
1,475,000	Fannie Mae +	3.00	1/1/2027	1,519,461
200,000	Fannie Mae +	3.50	1/1/2026	209,445
3,025,000	Fannie Mae +	3.50	1/15/2045	3,120,963
100,000	Fannie Mae +	4.00	1/16/2030	104,266
875,000	Fannie Mae +	4.00	1/1/2045	925,900
675,000	Fannie Mae +	4.50	1/1/2044	728,916
375,000	Fannie Mae +	5.00	1/1/2044	412,755
300,000	Fannie Mae +	5.50	1/1/2044	334,417
75,000	Fannie Mae +	6.00	1/1/2044	84,737
158,225	Fannie Mae Pool	2.47	5/1/2025	153,782
42,337	Fannie Mae Pool	2.50	4/1/2028	42,897
310,000	Fannie Mae Pool	2.68	5/1/2025	303,399
400,000	Fannie Mae Pool	2.81	7/1/2025	395,185
110,000	Fannie Mae Pool	2.99	10/1/2025	110,305
112,292	Fannie Mae Pool	3.00	7/1/2043	112,526
1,279,791	Fannie Mae Pool	3.00	9/1/2045	1,280,902
29,242	Fannie Mae Pool	3.00	10/1/2028	30,194
54,864	Fannie Mae Pool	3.09	10/1/2025	55,532
63,623	Fannie Mae Pool	4.00	11/1/2043	67,348
				10,647,844
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.6%
675,000	Ginnie Mae +	3.50	1/1/2045	703,661
425,000	Ginnie Mae +	4.00	1/15/2045	451,201
350,000	Ginnie Mae +	4.50	1/1/2044	376,031
50,000	Ginnie Mae +	5.00	1/1/2044	54,775
100,000	Ginnie Mae +	5.00	1/15/2045	108,238
67,985	Ginnie Mae II Pool	3.00	12/20/2042	69,173
341,059	Ginnie Mae II Pool	3.00	4/20/2045	346,148
79,001	Ginnie Mae II Pool	3.50	7/20/2043	82,575
37,454	Ginnie Mae II Pool	4.00	12/20/2044	39,798
				2,231,600
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $23,223,210)			23,160,753

	MUNICIPAL SECURITIES - 0.6%
115,000	Bay Area Toll Authority	7.04	4/1/2050	158,513
90,000	Chicago O’Hare International Airport	6.40	1/1/2040	113,323
25,000	Chicago Transit Authority	6.90	12/1/2040	29,055
45,000	Chicago Transit Authority	6.90	12/1/2040	52,300
165,000	Kansas Development Finance Authority	4.93	4/15/2045	164,038
120,000	Long Island Power Authority	3.88	9/1/2024	122,695
60,000	Los Angeles Community College District	6.60	8/1/2042	81,275
100,000	Metropolitan Transportation Authority	6.81	11/15/2040	132,466
115,000	Municipal Electric Authority of Georgia	6.64	4/1/2057	138,013
230,000	New Jersey Economic Development Authority	3.80	6/15/2018	228,882
100,000	Port Authority of New York & New Jersey	5.65	11/1/2040	118,239
70,000	Port Authority of New York & New Jersey	4.81	10/15/2065	71,171
115,000	Regents of the University of California Medical Center Pooled Revenue	6.58	5/15/2049	148,572
40,000	Regents of the University of California Medical Center Pooled Revenue	6.55	5/15/2048	51,340
50,000	State of California	7.55	4/1/2039	72,625

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Principal Amount		Coupon Rate (%)	Maturity	Value
	MUNICIPAL SECURITIES - 0.6% (Continued)
$35,000	State of California	7.60	11/1/2040	$51,949
370,000	State of Illinois	5.10	6/1/2033	349,890
35,000	University of California	3.93	5/15/2045	33,909
	TOTAL MUNICIPAL SECURITIES (Cost - $2,127,192)			2,118,255

	U.S. TREASURY SECURITIES - 10.8%
2,750,000	United States Treasury Note	0.50	1/31/2017	2,739,902
990,300	United States Treasury Note	0.63	9/30/2017	983,453
3,550,000	United States Treasury Note	0.63	11/30/2017	3,520,602
3,080,000	United States Treasury Note	0.75	10/31/2017	3,063,639
685,000	United States Treasury Note	0.75	12/31/2017	680,371
700,000	United States Treasury Note	0.75	3/31/2018	693,739
1,695,000	United States Treasury Note	0.88	4/30/2017	1,694,271
2,640,000	United States Treasury Note	1.38	7/31/2018	2,650,106
2,260,000	United States Treasury Note	1.38	12/31/2018	2,261,677
2,220,000	United States Treasury Note	1.38	2/28/2019	2,218,526
1,250,000	United States Treasury Note	1.38	9/30/2020	1,228,417
1,465,000	United States Treasury Note	1.50	11/30/2019	1,459,163
945,000	United States Treasury Note	1.63	6/30/2020	941,124
3,790,000	United States Treasury Note	2.00	2/15/2025	3,704,873
1,225,000	United States Treasury Note	2.13	5/15/2025	1,209,017
1,770,000	United States Treasury Note	2.38	7/31/2017	1,807,336
2,400	United States Treasury Note	2.38	8/15/2024	2,425
2,800,000	United States Treasury Bond	2.50	2/15/2045	2,512,236
1,125,000	United States Treasury Bond	3.00	11/15/2044	1,120,913
1,580,000	United States Treasury Bond	3.38	5/15/2044	1,695,661
5,000	United States Treasury Bond	3.63	8/15/2043	5,631
5,000	United States Treasury Bond	3.75	11/15/2043	5,759
	TOTAL U.S. TREASURY SECURITIES (Cost - $36,410,206)			36,198,841

Shares
	SHORT-TERM INVESTMENTS - 6.9%
	MONEY MARKET FUND - 5.1%
17,078,966	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class to yield 0.28% (b)			17,078,966

Principal Amount
	U.S. GOVERNMENT AGENCIES - 1.8%
$3,700,000	Federal Home Loan Bank#	0.00	1/13/2016	3,699,840
2,200,000	Federal Home Loan Bank#	0.00	1/14/2016	2,199,895
				5,899,735

	TOTAL SHORT-TERM INVESTMENTS (Cost - $22,978,701)			22,978,701

	TOTAL INVESTMENTS - 99.7% (Cost - $326,403,858)(c)			$334,300,063
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%			950,280
	TOTAL NET ASSETS - 100.0%			$335,250,343

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

*	Non-income producing security.

**	Represents less than 0.01%

^	Variable rate security.

#	Represents discount rate at time of purchase.

ADR - American Depositary Receipt

LP - Limited Partnership

REIT - Real Estate Investment Trust

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2015, these securities amounted to $14,763,930 or 4.4% of net assets.

(b)	Money market rate shown represents the rate at December 31, 2015.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $327,245,178 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	14,756,481
Unrealized Depreciation:	(7,701,596)
Net Unrealized Appreciation:	$7,054,885

See accompanying notes to financial statements.

FVIT Wellington Research Managed Risk Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2015

Contracts		Unrealized Depreciation
	SHORT FUTURES CONTRACTS
2	MSCI Emerging Market E-Mini Future March 2016
	(Underlying Face Amount at Value $78,750)	$(2,800)
	NET UNREALIZED DEPRECIATION ON SHORT FUTURES CONTRACTS	$(2,800)

		Fixed Received Rate
Notional Amount $	CREDIT DEFAULT SWAP	(%)	Expiration	Unrealized Depreciation
670,000	CMBX.NA.AAA - Counterparty “Barclays Bank PLC”	0.50	10/17/2057	$(8,753)

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Assets and Liabilities
December 31, 2015

	FVIT American	FVIT Balanced	FVIT BlackRock
	Funds® Managed Risk	Managed Risk	Global Allocation
Assets:	Portfolio	Portfolio	Managed Risk Portfolio
Investments in securities, at cost	$194,151,492	$79,896,592	$294,886,109
Investments in securities, at value	$182,037,822	$79,863,973	$259,442,372
Deposits with broker +	9,389,820	4,101,745	13,359,418
Receivable for Portfolio shares sold	142,997	2,223	460,339
Interest and dividends receivable	317	27,275	22
Total Assets	191,570,956	83,995,216	273,262,151
Liabilities:
Payable for securities purchased	246,238	609,971	503,095
Payable for portfolio shares redeemed	11,758	7,868	11,600
Accrued investment advisory fees	88,510	40,450	62,948
Accrued distribution (12b-1) fees	40,361	17,662	57,022
Administrative service fees payable	22,109	8,999	29,425
Total Liabilities	408,976	684,950	664,090
Net Assets	$191,161,980	$83,310,266	$272,598,061

Net Assets:
Paid in capital	$194,392,267	$83,677,472	$298,920,511
Undistributed net investment income	2,759,817	819,686	3,758,376
Accumulated net realized gain/(loss) on investments and futures contracts	6,123,566	(1,154,273)	5,362,911
Net unrealized appreciation (depreciation) on investments and futures contracts	(12,113,670)	(32,619)	(35,443,737)
Net Assets	$191,161,980	$83,310,266	$272,598,061
Class II Shares:
Net assets	$191,161,980	$83,310,266	$272,598,061
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	18,080,442	7,812,187	29,154,124

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.57	$10.66	$9.35

+	Collateral for futures contracts.

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2015

	FVIT Franklin	FVIT Goldman Sachs	FVIT Growth
	Dividend and Income	Dynamic Trends Allocation	Managed Risk
Assets:	Managed Risk Portfolio	Portfolio	Portfolio
Investments in securities, at cost	$160,142,447	$17,917,505	$447,577,664
Investments in securities, at value	$155,810,152	$17,904,632	$442,208,500
Foreign cash (Cost $0, $130, $0, respectively)	—	129	—
Deposits with broker +	5,684,728	207,151	22,861,749
Unrealized appreciation on futures contracts	—	—	43,460
Receivable for Portfolio shares sold	389,856	52,911	370,207
Receivable for securities sold	—	455	—
Interest and dividends receivable	468,654	30,770	212,219
Total Assets	162,353,390	18,196,048	465,696,135
Liabilities:
Due to custodian - foreign cash (Cost $0, $11, $0, respectively)	—	11	—
Due to broker - options	—	491	—
Options written (Cost $0, $17,291, $0, respectively)	—	6,016	—
Unrealized depreciation on futures contracts	47,965	3,248	—
Payable for Portfolio shares redeemed	8,544	202	30,197
Payable for securities purchased	—	1,922,597	3,945,546
Accrued investment advisory fees	109,698	10,067	218,451
Accrued distribution (12b-1) fees	34,388	3,138	97,389
Administrative service fees payable	8,666	1,749	49,438
Total Liabilities	209,261	1,947,519	4,341,021
Net Assets	$162,144,129	$16,248,529	$461,355,114

Net Assets:
Paid in capital	$170,735,651	$16,802,754	$483,048,738
Undistributed net investment income	1,543,994	756	4,732,844
Accumulated net realized loss on investments, futures contracts, options and foreign currency translations	(5,755,256)	(550,106)	(21,100,764)
Net unrealized depreciation on investments, futures contracts, options and foreign currency translations	(4,380,260)	(4,875)	(5,325,704)
Net Assets	$162,144,129	$16,248,529	$461,355,114

Class II Shares:
Net assets	$162,144,129	$16,248,529	$461,355,114
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	16,573,557	1,713,437	46,560,570

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$9.78	$9.48	$9.91

+	Collateral for futures contracts and options contracts.

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2015

	FVIT Moderate Growth	FVIT PIMCO	FVIT Select Advisor
	Managed Risk	Tactical Allocation	Managed Risk
Assets:	Portfolio	Portfolio	Portfolio
Investments in securities, at cost	$123,844,403	$14,943,506	$101,656,058
Investments in securities, at value	$122,533,266	$14,966,909	$100,440,829
Cash	$—	$34,388
Foreign cash (Cost: $0, $77,981, $0, respectively)	—	21,635	—
Deposits with broker +	6,285,017	256,704	5,195,759
Unrealized appreciation on futures contracts	—	—	40
Interest and dividends receivable	48,370	41,813	88,220
Receivable for Portfolio shares sold	25,189	18,731	197,528
Receivable for securities sold	—	130,213	—
Premiums paid on open swap contracts	—	50,326	—
Receivable on swaps	—	23,540	—
Total Assets	128,891,842	15,544,259	105,922,376
Liabilities:
Unrealized depreciation on futures contracts	—	32,959	—
Unrealized depreciation on swaption and swap contract	—	15,684	—
Unrealized depreciation on forward foreign currency contracts	—	2,882	—
Payable for securities purchased	1,057,004	2,263,825	137,050
Payable for Portfolio shares redeemed	6,920	112	6,689
Accrued investment advisory fees	61,766	9,112	28,637
Accrued distribution (12b-1) fees	26,935	2,895	22,384
Administrative service fees payable	13,939	1,637	11,521
Total Liabilities	1,166,564	2,329,106	206,281
Net Assets	$127,725,278	$13,215,153	$105,716,095

Net Assets:
Paid in capital	$130,406,911	$13,817,834	$107,596,158
Undistributed net investment income (loss)	1,264,326	(2,455)	1,256,183
Accumulated net realized loss on investments, futures contracts, options and swap contracts	(2,634,822)	(571,775)	(1,921,057)
Net unrealized appreciation(depreciation) on investments, options written and swap contracts	(1,311,137)	(28,451)	(1,215,189)
Net Assets	$127,725,278	$13,215,153	$105,716,095

Class II Shares:
Net assets	$127,725,278	$13,215,153	$105,716,095
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	12,516,218	1,397,928	9,955,886

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.20	$9.45	$10.62

+	Collateral for forward foreign currency contracts, futures contracts and options contracts.

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2015

FVIT Wellington Research
Managed Risk
Assets:	Portfolio
Investments in securities, at cost	$326,403,858
Investments in securities, at value	$334,300,063
Cash	7,225
Deposits with broker +	13,423,837
Interest and dividends receivable	761,203
Receivable for Portfolio shares sold	745,522
Receivable for securities sold	204,846
Total Assets	349,442,696
Liabilities:
Unrealized depreciation on swap contract	8,753
Unrealized depreciation on futures contracts	2,800
Payable for securities purchased	13,821,361
Payable for Portfolio shares redeemed	9,230
Accrued investment advisory fees	244,497
Accrued distribution (12b-1) fees	69,485
Administrative service fees payable	36,227
Total Liabilities	14,192,353
Net Assets	$335,250,343

Net Assets:
Paid in capital	$333,812,940
Undistributed net investment income	1,048,381
Accumulated net realized loss on investments and futures contracts	(7,495,576)
Net unrealized appreciation on investments, futures contracts, and swap contract	7,884,598
Net Assets	$335,250,343

Class II Shares:
Net assets	$335,250,343
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	29,616,585

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$11.32

+	Collateral for futures contracts.

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Operations
For the Year Ended December 31, 2015

	FVIT American	FVIT Balanced	FVIT BlackRock Global
	Funds® Managed Risk	Managed Risk	Allocation Managed Risk
	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$4,158,315	$1,463,008	$5,086,600
Interest income	8,138	1,742	922
Total Investment Income	4,166,453	1,464,750	5,087,522
Expenses:
Investment advisory fees	1,469,254	389,123	2,096,335
Distribution fees (12b-1) - Class II Shares	408,126	176,874	582,315
Administrative service fees	191,796	84,756	270,570
Total Expenses	2,069,176	650,753	2,949,220
Expenses waived	(663,769)	(6,116)	(1,620,149)
Net Expenses	1,405,407	644,637	1,329,071
Net Investment Income	2,761,046	820,113	3,758,451
Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts
Net realized gain/(loss) on:
Investments	(1,227,382)	(119,756)	(264,712)
Futures contracts	(3,305,880)	(726,927)	(5,696,111)
Distributions of realized gains by underlying investment companies	10,860,044	—	11,289,612
	6,326,782	(846,683)	5,328,789
Net change in unrealized appreciation/(depreciation) on:
Investments	(13,312,753)	(1,103,143)	(20,099,759)
Futures contracts	21,968	(21,753)	35,223
	(13,290,785)	(1,124,896)	(20,064,536)
Net Realized and Unrealized Loss on Investments and Futures Contracts	(6,964,003)	(1,971,579)	(14,735,747)
Net Decrease in Net Assets Resulting from Operations	$(4,202,957)	$(1,151,466)	$(10,977,296)

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Operations (Continued)
For the Year or Period Ended December 31, 2015

	FVIT Franklin	FVIT Goldman Sachs	FVIT Growth
	Dividend and Income	Dynamic Trends	Managed Risk
	Managed Risk Portfolio	Allocation Portfolio *	Portfolio
Investment Income:
Dividend income	$3,019,599 **	$24,648	$8,271,654
Interest income	1,833	66,048	8,651
Total Investment Income	3,021,432	90,696	8,280,305
Expenses:
Investment advisory fees	1,160,516	61,344	2,139,953
Distribution fees (12b-1) - Class II Shares	341,328	18,043	972,706
Administrative service fees	156,302	8,628	472,882
Total Expenses	1,658,146	88,015	3,585,541
Expenses waived	(181,292)	(4,593)	(39,670)
Net Expenses	1,476,854	83,422	3,545,871
Net Investment Income	1,544,578	7,274	4,734,434
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(216,466)	(60,029)	455,479
Futures contracts	(5,237,481)	(351,108)	(18,325,892)
Options written	—	(138,969)	—
Foreign currency translations	—	(1,819)	—
	(5,453,947)	(551,925)	(17,870,413)
Net change in unrealized appreciation/(depreciation) on:
Investments	(6,815,943)	(12,873)	(11,014,585)
Futures contracts	8,228	(3,248)	159,468
Options written	—	11,275	—
Foreign currency translations	—	(29)	—
	(6,807,715)	(4,875)	(10,855,117)
Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written and Foreign Currency Translations	(12,261,662)	(556,800)	(28,725,530)
Net Decrease in Net Assets Resulting from Operations	$(10,717,084)	$(549,526)	$(23,991,096)

*	The FVIT Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

**	Foreign Taxes Withheld $2,439

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Operations (Continued)
For the Year or Period Ended December 31, 2015

	FVIT Moderate Growth	FVIT PIMCO	FVIT Select Advisor
	Managed Risk	Tactical Allocation	Managed Risk
	Portfolio	Portfolio*	Portfolio
Investment Income:
Dividend income	$2,211,186	$70,734 ^	$1,812,364
Interest income	2,616	65,077	4,095
Total Investment Income	2,213,802	135,811	1,816,459
Expenses:
Investment advisory fees	572,417	66,130	798,173
Distribution fees (12b-1) - Class II Shares	260,190	19,450	221,715
Administrative service fees	125,208	9,282	103,586
Total Expenses	957,815	94,862	1,123,474
Expenses waived	(9,244)	(6,514)	(563,898)
Net Expenses	948,571	88,348	559,576
Net Investment Income	1,265,231	47,463	1,256,883

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(47,044)	(279,395)	(97,191)
Futures contracts	(2,220,909)	(295,541)	(2,725,639)
Options written	—	7,156	—
Swap Contracts	—	47,566	—
Foreign currency translations	—	3,340	—
Distributions of realized gains by underlying investment companies	—	—	973,832
	(2,267,953)	(516,874)	(1,848,998)
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,469,665)	23,403	(2,794,143)
Futures contracts	(38,360)	(32,959)	295
Swap contracts	—	(15,684)	—
Forward foreign currency contracts	—	(2,882)	—
Foreign currency translations	—	(329)	—
	(2,508,025)	(28,451)	(2,793,848)
Net Realized and Unrealized Loss on Investments, Futures Contracts, Options Written Swap Contracts and Foreign Currency Translations	(4,775,978)	(545,325)	(4,642,846)
Net Decrease in Net Assets Resulting from Operations	$(3,510,747)	$(497,862)	$(3,385,963)

*	The FVIT PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

^	Foreign taxes withheld of $41.

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Operations (Continued)
For the Year or Period Ended December 31, 2015

FVIT Wellington Research
Managed Risk
Portfolio
Investment Income:
Dividend income	$2,468,060 **
Interest income	1,281,830
Total Investment Income	3,749,890
Expenses:
Investment advisory fees	1,886,228
Distribution fees (12b-1) - Class II Shares	554,773
Administrative service fees	258,459
Total Expenses	2,699,460
Expenses waived	(29,627)
Net Expenses	2,669,833
Net Investment Income	1,080,057

Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts
Net Realized Gain (Loss) on:
Investments	(2,165,397)
Futures contracts	(5,085,311)
Swap contracts	(10,968)
Foreign currency translations	(446)
Total net realized loss	(7,262,122)
Net change in unrealized appreciation/(depreciation) on:
Investments	3,681,810
Futures contracts	(73,390)
Swap contracts	(8,753)
Foreign currency translations	(54)
3,599,613
Net Realized and Unrealized Loss on Investments, Futures Contracts and Foreign Currency Translations	(3,662,509)
Net Decrease in Net Assets Resulting from Operations	$(2,582,452)

**	Foreign taxes withheld of $13,378.

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Changes in Net Assets

	FVIT American Funds® Managed		FVIT Balanced Managed
	Risk Portfolio		Risk Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$2,761,046	$1,454,810	$820,113	$295,284
Net realized loss on investments and futures contracts	(4,533,262)	(962,163)	(846,683)	(307,590)
Distributions of realized gains by underlying investment companies	10,860,044	762,322	—	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(13,290,785)	1,140,198	(1,124,896)	1,083,965
Net increase/(decrease) in net assets resulting from operations	(4,202,957)	2,395,167	(1,151,466)	1,071,659
From Distributions to Shareholders:
Net Investment Income	(1,455,718)	(58,161)	(295,453)	(5,295)
Net Realized Gains	—	(3,462)	—	(265)

Total distributions to shareholders	(1,455,718)	(61,623)	(295,453)	(5,560)

From Shares of Beneficial Interest:
Proceeds from shares sold	91,531,254	109,581,950	43,872,251	46,970,523
Reinvestment of distributions	1,455,718	61,623	295,453	5,560
Cost of shares redeemed	(12,655,128)	(1,962,772)	(6,810,830)	(1,904,203)
Net increase in net assets from share transactions of beneficial interest	80,331,844	107,680,801	37,356,874	45,071,880
Total increase in net assets	74,673,169	110,014,345	35,909,955	46,137,979

Net Assets:
Beginning of period	116,488,811	6,474,466	47,400,311	1,262,332
End of period	$191,161,980	$116,488,811	$83,310,266	$47,400,311
Undistributed net investment income at end of period	$2,759,817	$1,454,489	$819,686	$295,026

Share Activity:
Shares Sold	8,376,859	10,275,241	4,031,921	4,443,768
Shares Reinvested	141,745	5,754	28,436	524
Shares Redeemed	(1,167,094)	(181,710)	(627,332)	(178,971)
Net increase in shares of beneficial interest outstanding	7,351,510	10,099,285	3,433,025	4,255,321

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Changes in Net Assets (Continued)

	FVIT BlackRock Global Allocation		FVIT Franklin Dividend and Income
	Managed Risk Portfolio		Managed Risk Portfolio

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$3,758,451	$4,170,247	$1,544,578	$615,409
Net realized loss on investments and futures contracts	(5,960,823)	(693,564)	(5,453,947)	(301,309)
Distributions of realized gains by underlying investment companies	11,289,612	10,818,251	—	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(20,064,536)	(15,233,585)	(6,807,715)	2,427,455
Net increase (decrease) in net assets resulting from operations	(10,977,296)	(938,651)	(10,717,084)	2,741,555
From Distributions to Shareholders:

Net Investment Income	(4,169,755)	(134,130)	(615,993)	—
Net Realized Gains	(10,086,057)	(117,364)	—	—

Total distributions to shareholders	(14,255,812)	(251,494)	(615,993)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	126,084,683	170,779,754	91,639,072	111,540,238
Reinvestment of distributions	14,255,812	251,494	615,993	—
Cost of shares redeemed	(18,924,550)	(1,853,864)	(6,734,246)	(26,325,406)
Net increase in net assets from share transactions of beneficial interest	121,415,945	169,177,384	85,520,819	85,214,832
Total increase in net assets	96,182,837	167,987,239	74,187,742	87,956,387

Net Assets:
Beginning of period	176,415,224	8,427,985	87,956,387	—
End of period	$272,598,061	$176,415,224	$162,144,129	$87,956,387
Undistributed net investment income at end of period	$3,758,376	$4,169,680	$1,543,994	$615,409

Share Activity:
Shares Sold	12,296,915	16,508,733	8,851,238	10,900,403
Shares Reinvested	1,547,862	24,159	63,966	—
Shares Redeemed	(1,869,805)	(178,366)	(664,935)	(2,577,115)
Net increase in shares of beneficial interest outstanding	11,974,972	16,354,526	8,250,269	8,323,288

*	The FVIT Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Changes in Net Assets (Continued)

	FVIT Goldman Sachs Dynamic Trends	FVIT Growth
	Allocation Portfolio	Managed Risk Portfolio

	Period Ended	Year Ended	Period Ended
	December 31, 2015 *	December 31, 2015	December 31, 2014 **

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$7,274	$4,734,434	$1,284,036
Net realized loss on investments, futures contracts options written, and foreign currency translations	(551,925)	(17,870,413)	(3,230,351)
Net change in unrealized appreciation (depreciation) on investments, futures contracts options written and foreign currency translations	(4,875)	(10,855,117)	5,529,413
Net increase (decrease) in net assets resulting from operations	(549,526)	(23,991,096)	3,583,098

From Distributions to Shareholders:
Net Investment Income	(5,079)	(1,298,520)	—

From Shares of Beneficial Interest:
Proceeds from shares sold	24,900,545	240,370,771	258,983,148
Reinvestment of distributions	5,079	1,298,520	—
Cost of shares redeemed	(8,102,490)	(15,782,081)	(1,808,726)
Net increase in net assets from share transactions of beneficial interest	16,803,134	225,887,210	257,174,422
Total increase in net assets	16,248,529	200,597,594	260,757,520

Net Assets:
Beginning of period	—	260,757,520	—
End of period	$16,248,529	$461,355,114	$260,757,520
Undistributed net investment income at end of period	$756	$4,732,844	$1,296,930

Share Activity:
Shares Sold	2,535,999	23,092,476	25,034,144
Shares Reinvested	536	133,593	—
Shares Redeemed	(823,098)	(1,523,862)	(175,781)
Net increase in shares of beneficial interest outstanding	1,713,437	21,702,207	24,858,363

*	The FVIT Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

**	The FVIT Growth Managed Risk Portfolio commenced operations on April 30, 2014.

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Changes in Net Assets (Continued)

	FVIT Moderate Growth		FVIT PIMCO Tactical
	Managed Risk Portfolio		Allocation Portfolio

	Year Ended	Period Ended	Period Ended
	December 31, 2015	December 31, 2014 *	December 31, 2015**

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$1,265,231	$332,455	$47,463
Net realized loss on investments, futures contracts, options written, swap contracts and foreign currency translations	(2,267,953)	(366,869)	(516,874)
Distributions of realized gains by underlying investment companies	—	—	—
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap contracts and foreign currency translations	(2,508,025)	1,196,888	(28,451)

Net increase (decrease) in net assets resulting from operations	(3,510,747)	1,162,474	(497,862)

From Distributions to Shareholders:
From Net Investment Income	(337,034)	—	(111,941)

From Shares of Beneficial Interest:
Proceeds from shares sold	72,722,363	64,111,252	19,914,355
Reinvestment of distributions	337,034	—	72,485
Cost of shares redeemed	(6,473,579)	(286,485)	(6,161,884)
Net increase in net assets from share transactions of beneficial interest	66,585,818	63,824,767	13,824,956
Total increase in net assets	62,738,037	64,987,241	13,215,153

Net Assets:
Beginning of period	64,987,241	—	—
End of period	$127,725,278	$64,987,241	$13,215,153
Accumulated net investment income (loss) at end of period	$1,264,326	$336,129	$(2,455)

Share Activity:
Shares Sold	6,911,086	6,219,244	2,023,148
Shares Reinvested	33,839	—	7,662
Shares Redeemed	(619,921)	(28,030)	(632,882)
Net increase in shares of beneficial interest outstanding	6,325,004	6,191,214	1,397,928

*	FVIT Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014.

**	FVIT PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

See accompanying notes to financial statements.

FVIT Portfolios
Statements of Changes in Net Assets (Continued)

	FVIT Select Advisor Managed		FVIT Wellington Research Managed
	Risk Portfolio		Risk Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$1,256,883	$383,161	$1,080,057	$129,073
Net realized loss on investments, futures contracts, swap contracts and foreign currency translations	(2,822,830)	(312,495)	(7,262,122)	(11,587)
Distributions of realized gains by underlying investment companies	973,832	240,436	—	—
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency translations	(2,793,848)	1,548,221	3,599,613	3,686,905
Net increase (decrease) in net assets resulting from operations	(3,385,963)	1,859,323	(2,582,452)	3,804,391
From Distributions to Shareholders:
From Net Investment Income	(383,808)	(4,652)	(133,502)	(33,657)
From Net Realized Gains	—	—	(221,664)	(41,525)

Total distributions to shareholders	(383,808)	(4,652)	(355,166)	(75,182)

From Shares of Beneficial Interest:
Proceeds from shares sold	62,375,940	48,459,881	256,097,336	84,640,120
Reinvestment of distributions	383,808	4,652	355,166	75,182
Cost of shares redeemed	(4,870,435)	(1,138,066)	(7,173,964)	(21,959,472)
Net increase in net assets from share transactions of beneficial interest	57,889,313	47,326,467	249,278,538	62,755,830
Total increase in net assets	54,119,542	49,181,138	246,340,920	66,485,039

Net Assets:
Beginning of period	51,596,553	2,415,415	88,909,423	22,424,384
End of period	$105,716,095	$51,596,553	$335,250,343	$88,909,423
Undistributed net investment income at end of period	$1,256,183	$383,108	$1,048,381	$134,786

Share Activity:
Shares Sold	5,660,959	4,573,782	22,304,841	7,798,002
Shares Reinvested	37,191	435	32,554	6,968
Shares Redeemed	(444,566)	(107,726)	(627,162)	(2,074,493)
Net increase in shares of beneficial interest outstanding	5,253,584	4,466,491	21,710,233	5,730,477

See accompanying notes to financial statements.

FVIT Portfolios
Financial Highlights
FVIT American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended		Period Ended
	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.86	$10.28		$10.00
Income from investment operations:
Net investment income (b) (c)	0.18	0.32		0.29
Net realized and unrealized gain/(loss) on investments	(0.38)	0.27		(0.01	) (d)
Total income (loss) from investment operations	(0.20)	0.59		0.28
Less distributions from:
Net investment income	(0.09)	(0.01)		—
Net realized gain	—	(0.00	) (k)	—
Total distributions from net investment income and net realized gains	(0.09)	(0.01)		—
Net asset value, end of period	$10.57	$10.86		$10.28
Total return (e)	(1.84)%	5.73%		2.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$191,162	$116,489		$6,474
Ratio of net expenses to average net assets (f)	0.86%	0.86%		0.86	% (h)
Ratio of gross expenses to average net assets (f)(g)	1.27%	1.35%		5.00	% (h)
Ratio of net investment income to average net assets (c) (f)	1.69%	2.96%		17.33	% (h)
Portfolio turnover rate	23%	35%		0	% (i,j)

(a)	FVIT American Funds® Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized

(j)	Amount represents less than 0.5%.

(k)	Amount represents less than $0.005.

See accompanying notes to financial statements.

FVIT Portfolios
Financial Highlights
FVIT Balanced Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended		Period Ended
	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.82	$10.19		$10.00
Income from investment operations:
Net investment income (b) (c)	0.13	0.18		0.09
Net realized and unrealized gain (loss) on investments	(0.25)	0.45		0.10
Total income (loss) from investment operations	(0.12)	0.63		0.19
Less distributions from:
Net investment income	(0.04)	(0.00	) (i)	—
Net realized gain	—	(0.00	) (i)	—
Total distributions from net investment income and net realized gains	(0.04)	(0.00	) (i)	—
Net asset value, end of period	$10.66	$10.82		$10.19
Total return (d)	(1.10)%	6.20%		1.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$83,310	$47,400		$1,262
Ratio of net expenses to average net assets (e)	0.91%	0.91%		0.91	% (g)
Ratio of gross expenses to average net assets (e)(f)	0.92%	0.97%		30.74	% (g)
Ratio of net investment income to average net assets (c) (e)	1.16%	1.70%		5.12	% (g)
Portfolio turnover rate	32%	34%		1	% (h)

(a)	FVIT Balanced Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Amount represents less than $0.005.

See accompanying notes to financial statements.

FVIT Portfolios
Financial Highlights
FVIT BlackRock Global Allocation Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended		Period Ended
	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.27	$10.22		$10.00
Income from investment operations:
Net investment income (b) (c)	0.16	0.54		0.60
Net realized and unrealized loss on investments	(0.52)	(0.47)		(0.38)
Total income (loss) from investment operations	(0.36)	0.07		0.22
Less distributions from:
Net investment income	(0.16)	(0.01)		—
Net realized gain	(0.40)	(0.01)		—
Total distributions from net investment income and net realized gains	(0.56)	(0.02)		—
Net asset value, end of period	$9.35	$10.27		$10.22
Total return (d)	(3.44)%	0.69%		2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$272,598	$176,415		$8,428
Ratio of net expenses to average net assets (e)	0.57%	0.57%		0.57	% (g)
Ratio of gross expenses to average net assets (e)(f)	1.26%	1.35%		4.43	% (g)
Ratio of net investment income to average net assets (c) (e)	1.61%	5.20%		35.20	% (g)
Portfolio turnover rate	1%	0	% (i)	0	% (h,i)

(a)	FVIT BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

FVIT Portfolios
Financial Highlights
FVIT Franklin Dividend and Income Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares

	Year Ended	Period Ended
	December 31, 2015	December 31, 2014 (a)

Net asset value, beginning of period	$10.57	$10.00
Income from investment operations:
Net investment income (b) (c)	0.12	0.15
Net realized and unrealized gain (loss) on investments	(0.87)	0.42
Total income (loss) from investment operations	(0.75)	0.57
Less distributions from:
Net investment income	(0.04)	—
Net asset value, end of period	$9.78	$10.57
Total return (d)	(7.09)%	5.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$162,144	$87,956
Ratio of net expenses to average net assets (e)	1.08%	1.08	% (g)
Ratio of gross expenses to average net assets (e)(f)	1.21%	1.24	% (g)
Ratio of net investment income to average net assets (c) (e)	1.13%	2.22	% (g)
Portfolio turnover rate	3%	2	% (h)

(a)	FVIT Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

FVIT Portfolios
Financial Highlights
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares

	Period Ended
	December 31, 2015 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b) (c)	0.01
Net realized and unrealized loss on investments	(0.53)
Total loss from investment operations	(0.52)
Less distributions from:
Net investment income	0.00	(d)
Net asset value, end of period	$9.48
Total return (e)	(5.17)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$16,249
Ratio of expenses to average net assets (f)	1.16	% (h)
Ratio of gross expenses to average net assets (f) (g)	1.22	% (h)
Ratio of net investment income to average net assets (c) (f)	0.10	% (h)
Portfolio turnover rate	14	% (i)

(a)	FVIT Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.005.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

FVIT Portfolios
Financial Highlights
FVIT Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares

	Year Ended		Period Ended
	December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$10.49		$10.00
Income from investment operations:
Net investment income (b) (c)	0.13		0.13
Net realized and unrealized gain (loss) on investments	(0.68)		0.36
Total income (loss) from investment operations	(0.55)		0.49
Less distributions from:
Net investment income	(0.03)		—
Net asset value, end of period	$9.91		$10.49
Total return (d)	(5.23)%		4.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$461,355		$260,758
Ratio of net expenses to average net assets (e)	0.91%		0.90	% (f)
Ratio of gross expenses to average net assets (e)	0.92	% (g)	0.90	% (f)
Ratio of net investment income to average net assets (c) (e)	1.22%		1.83	% (f)
Portfolio turnover rate	23%		9	% (h)

(a)	FVIT Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Not annualized.

See accompanying notes to financial statements.

FVIT Portfolios
Financial Highlights
FVIT Moderate Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares

	Year Ended		Period Ended
	December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$10.50		$10.00
Income from investment operations:
Net investment income (b) (c)	0.13		0.13
Net realized and unrealized gain (loss) on investments	(0.40)		0.37
Total income (loss) from investment operations	(0.27)		0.50
Less distributions from:
Net investment income	(0.03)		—
Net asset value, end of period	$10.20		$10.50
Total return (d)	(2.57)%		5.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$127,725		$64,987
Ratio of net expenses to average net assets (e)	0.91%		0.91	% (f)
Ratio of gross expenses to average net assets (e)	0.92	% (g)	0.91	% (f)
Ratio of net investment income to average net assets (c) (e)	1.21%		1.82	% (f)
Portfolio turnover rate	21%		11	% (h)

(a)	FVIT Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Not annualized.

See accompanying notes to financial statements.

FVIT Portfolios
Financial Highlights
FVIT PIMCO Tactical Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares

	Period Ended
	December 31, 2015 (a)

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b) (c)	0.04
Net realized and unrealized loss on investments	(0.51)
Total loss from investment operations	(0.47)
Less distributions from:
Net investment income	(0.08)
Net asset value, end of period	$9.45
Total return (d)	(4.72)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$13,215
Ratio of net expenses to average net assets (e)	1.14	% (f)
Ratio of gross expenses to average net assets (e) (g)	1.22	% (f)
Ratio of net investment income to average net assets (c) (e)	0.61	% (f)
Portfolio turnover rate	128	% (h,i)

(a)	FVIT PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Not annualized.

(i)	The portfolio turnover rates excludes dollar roll transactions for the period ended December 31, 2015. If these were included in the calculation the turnover percentage would be 220%. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

FVIT Portfolios
Financial Highlights
FVIT Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended		Period Ended
	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.97	$10.24		$10.00
Income from investment operations:
Net investment income (b) (c)	0.15	0.17		0.04
Net realized and unrealized gain (loss) on investments	(0.46)	0.56		0.20
Total income (loss) from investment operations	(0.31)	0.73		0.24
Less distributions from:
Net investment income	(0.04)	(0.00	) (j)	—
Net asset value, end of period	$10.62	$10.97		$10.24
Total return (d)	(2.81)%	7.14%		2.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$105,716	$51,597		$2,415
Ratio of net expenses to average net assets (e)	0.63%	0.63%		0.63	% (g)
Ratio of gross expenses to average net assets (e)(f)	1.26%	1.37%		14.77	% (g)
Ratio of net investment income to average net assets (c) (e)	1.42%	1.59%		2.06	% (g)
Portfolio turnover rate	21%	18%		0	% (h,i)

(a)	FVIT Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	Amount represents less than 0.5%.

(j)	Amount represents less than $0.005.

See accompanying notes to financial statements.

FVIT Portfolios
Financial Highlights
FVIT Wellington Research Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares

	Year Ended	Year Ended	Period Ended
	December 31, 2015	December 31, 2014	December 31, 2013(a)

Net asset value, beginning of period	$11.25	$10.31	$10.00
Income from investment operations:
Net investment income (b) (c)	0.06	0.04	0.01
Net realized and unrealized gain on investments	0.03 (d)	0.92	0.30
Total income from investment operations	0.09	0.96	0.31
Less distributions from:
Net investment income	(0.01)	(0.01)	—
Net realized gain	(0.01)	(0.01)	—
Total distributions from net investment income and net realized gains	(0.02)	(0.02)	—
Net asset value, end of period	$11.32	$11.25	$10.31
Total return (e)	0.75%	9.29%	3.10%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$335,250	$88,909	$22,424
Ratio of net expenses to average net assets (f)	1.20%	1.20%	1.20	% (h)
Ratio of gross expenses to average net assets (f)(g)	1.21%	1.38%	1.62	% (h)
Ratio of net investment income to average net assets (c) (f)	0.49%	0.35%	0.66	% (h)
Portfolio turnover rate (j)	91%	120%	14	% (i)

(a)	FVIT Wellington Research Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

(j)	The portfolio turnover rates excludes dollar roll transactions for the years ended December 31, 2015, December 31, 2014 and December 31, 2013. If these were included in the calculation the turnover percentage would be 175%, 188% and 19%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

1.	ORGANIZATION

The FVIT Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of ten different actively managed portfolios. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The FVIT Goldman Sachs Dynamic Trends Allocation Portfolio and FVIT PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015. The FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, and FVIT Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014. All other Portfolios commenced operations on October 31, 2013. FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT PIMCO Tactical Allocation Portfolio and FVIT Wellington Research Managed Risk Portfolio (formerly FVIT WMC Research Managed Risk Portfolio) are diversified series of the Trust; all other Portfolios are non-diversified. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is capital appreciation and income while seeking to manage volatility.

The Portfolios currently offer Class II shares at net asset value.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value.

Valuation of Investment Companies – The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”). The underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board(s) of directors of the underlying funds.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolios may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities. Additionally, ETFs have fees and expenses that increase their costs versus the costs of owning the underlying securities directly.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Forethought Investment Advisors, LLC (the “Adviser”) and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including, without limitation, securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or sub-adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; and (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for each Portfolio’s investments measured at fair value:

FVIT American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$171,548,694	$—	$—	$171,548,694
Short-Term Investments	10,489,128	—	—	10,489,128
Total	$182,037,822	$—	$—	$182,037,822

FVIT Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$77,688,148	$—	$—	$77,688,148
Short-Term Investment	2,175,825	—	—	2,175,825
Total	$79,863,973	$—	$—	$79,863,973

FVIT BlackRock Global Allocation Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$258,939,276	$—	$—	$258,939,276
Short-Term Investment	503,096	—	—	503,096
Total	$259,442,372	$—	$—	$259,442,372

FVIT Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$116,495,614	$—	$—	$116,495,614
Mutual Fund	38,340,521	—	—	38,340,521
Short-Term Investment	974,017	—	—	974,017
Total	$155,810,152	$—	$—	$155,810,152

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$47,965	$—	$—	$47,965
Total	$47,965	$—	$—	$47,965

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,269,550	$—	$—	$5,269,550
U.S. Treasury Note	—	7,748,975	—	7,748,975
Purchased Options	52,347	—	—	52,347
Short-Term Investment	4,833,760	—	—	4,833,760
Total	$10,155,657	$7,748,975	$—	$17,904,632

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$6,016	$—	$—	$6,016
Futures Contracts*	3,248	—	—	3,248
Total	$9,264	$—	$—	$9,264

FVIT Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$432,771,721	$—	$—	$432,771,721
Short-Term Investment	9,436,779	—	—	9,436,779
Futures Contracts*	43,460	—	—	43,460
Total	$442,251,960	$—	$—	$442,251,960

FVIT Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$119,175,106	$—	$—	$119,175,106
Short-Term Investment	3,358,160	—	—	3,358,160
Total	$122,533,266	$—	$—	$122,533,266

FVIT PIMCO Tactical Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,917,237	$—	$—	$3,917,237
Corporate Bonds	—	2,218,368	—	2,218,368
Asset Backed Securities	—	578,193	—	578,193
Mortgage Backed Securities	—	1,981,549	—	1,981,549
Collateralized Mortgage Obligations	—	993,595	—	993,595
Sovereign Debt	—	614,384	—	614,384
Commercial Mortgage Backed Securities	—	432,450	—	432,450
U.S. Treasury Securities	—	2,878,480	—	2,878,480
Purchased Options	201,769	—	—	201,769
Short-Term Investments	151,076	999,808	—	1,150,884
Total	$4,270,082	$10,696,827	$—	$14,966,909

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$32,959	$—	$—	$32,959
Written Swaptions	—	269	—	269
Swap Contracts	—	15,415	—	15,415
Total	$32,959	$15,684	$—	$48,643

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

FVIT Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$15,453,796	$—	$—	$15,453,796
Variable Insurance Trusts	79,944,480	—	—	79,944,480
Short-Term Investment	5,042,553	—	—	5,042,553
Futures Contracts*	40	—	—	40
Total	$100,440,869	$—	$—	$100,440,869

FVIT Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$202,010,025	$—	$—	$202,010,025
Preferred Stock	82,860	—	—	82,860
Exchange Traded Fund	4,868,077	—	—	4,868,077
Asset Backed Securities	—	9,868,866	—	9,868,866
Corporate Bonds	—	30,212,721	—	30,212,721
Commercial Mortgage Backed Securities	—	2,800,964	—	2,800,964
Mortgage Backed Securities	—	23,160,753	—	23,160,753
Municipal Securities	—	2,118,255	—	2,118,255
U.S. Treasury Securities	—	36,198,841	—	36,198,841
Short-Term Investments	17,078,966	5,899,735	—	22,978,701
Total	$224,039,928	$110,260,135	$—	$334,300,063

Liabilities	Level 1	Level 2	Level 3	Total
Credit Default Swap	$—	$7,695	$—	$7,695
Futures Contracts*	2,800	—	—	2,800
Total	$2,800	$7,695	$—	$10,495

*	Net appreciation (depreciation) on futures contracts is reported in the above table.

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between levels for any Portfolio. It is the Portfolios’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2013 and 2014 tax returns or is expected to be taken in each Portfolio’s 2015 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios’ are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the statements of operations.

Options Transactions – The FVIT Goldman Sachs Dynamic Trends Allocation Portfolio and FVIT PIMCO Tactical Allocation Portfolio are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against this risk.

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities, futures or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security and the writer (seller) the obligation to buy the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

For the period ended December 31, 2015, the FVIT Goldman Sachs Dynamic Trends Allocation Portfolio and the FVIT PIMCO Tactical Allocation Portfolio had unrealized gains of $11,275 and $0, respectively from option contracts written. For the period ended December 31, 2015, the FVIT Goldman Sachs Dynamic Trends Allocation Portfolio and the FVIT PIMCO Tactical Allocation Portfolio had realized gains/(losses) of $(138,969) and $7,156, respectively from option contracts written.

FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	430	168,188
Options closed	(350)	(150,897)
Options outstanding, end of period	80	$17,291

FVIT PIMCO Tactical Allocation Portfolio

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	22	7,738
Options expired	(20)	(7,160)
Options closed	(2)	(578)
Options outstanding, end of period	—	$—

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk and to reduce return volatility. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the period ended December 31, 2015, realized gains (losses) and the change in unrealized appreciation (depreciation) on futures contracts subject to equity price risk, as disclosed in the Statements of Operations, is as follows:

		Change in Unrealized
		Appreciation
	Realized Gain (Loss)	(Depreciation)
FVIT American Funds® Managed Risk Portfolio	$(3,305,880)	$21,968
FVIT Balanced Managed Risk Portfolio	$(726,927)	$(21,753)
FVIT BlackRock Global Allocation Managed Risk Portfolio	$(5,696,111)	$35,223
FVIT Franklin Dividend and Income Managed Risk Portfolio	$(5,237,481)	$8,228
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	$(351,108)	$(3,248)
FVIT Growth Managed Risk Portfolio	$(18,325,892)	$159,468
FVIT Moderate Growth Managed Risk Portfolio	$(2,220,909)	$(38,360)
FVIT PIMCO Tactical Allocation Portfolio	$(295,541)	$(32,959)
FVIT Select Advisor Managed Risk Portfolio	$(2,725,639)	$295
FVIT Wellington Research Managed Risk Portfolio	$(5,085,311)	$(73,390)

Swap Agreements – The FVIT Wellington Research Managed Risk Portfolio and the FVIT PIMCO Tactical Allocation Portfolio are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive. For the period ended December 31, 2015, the FVIT PIMCO Tactical Allocation Portfolio and the FVIT Wellington Research Managed Risk Portfolio had unrealized losses of $(15,684) and $(8,753), respectively from swap contracts. For the period ended December 31, 2015, the FVIT PIMCO Tactical Allocation Portfolio and the FVIT Wellington Research Managed Risk Portfolio had realized gains/(losses) of $47,566 and $(10,968), respectively from swap contracts.

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present each Portfolio’s asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2015.

FVIT Franklin Dividend and Income Managed Risk Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Liabilities		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$47,965	(1)	$—	(1)	$47,965	$—	$47,965	(2)	$—
Total	$47,965		$—		$47,965	$—	$47,965		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $5,636,763.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

FVIT Goldman Sachs Dynamic Trends Allocation Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Liabilities		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$3,826	(1)	$—	(1)	$3,826	$—	$3,826	(2)	$—
Options Written	6,016		—		6,016	—	6,016		—
Total	$9,842		$—		$9,842	$—	$9,842		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $197,309.

FVIT Growth Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Assets		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$43,460	(1)	$—	(1)	$43,460	$—	$43,460	(2)	$—
Total	$43,460		$—		$43,460	$—	$43,460		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $22,818,289.

FVIT PIMCO Tactical Allocation Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$32,959	(1)	$—	(1)	$31,959	$—	$31,959	(2)	$—
Swap Contracts	15,684		—		15,684	—	15,684		—
Total	$48,643		$—		$47,643	$—	$47,643		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $209,061.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

FVIT Select Advisor Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Assets		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$40	(1)	$—	(1)	$40	$—	$40	(2)	$—
Total	$40		$—		$40	$—	$40		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $5,195,719.

FVIT Wellington Research Managed Risk Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Liabilities		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$2,800	(1)	$—	(1)	$2,800	$—	$2,800	(2)	$—
Swap Contracts	8,753		—		8,753	—	8,753		—
Total	$11,553		$—		$11,553	$—	$11,553		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $13,423,837.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the FVIT PIMCO Tactical Allocation Portfolio’s Statement of Assets and Liabilities as of December 31, 2015:

Location on the Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Interest Rate/Currency Contracts	Investments in securities, at value
Unrealized depreciation on futures contracts
Unrealized depreciation on swap contracts
Unrealized depreciation on forward foreign currency contracts

The following table sets forth the fair value of the FVIT PIMCO Tactical Allocation Portfolio’s and FVIT Wellington Research Managed Risk Portfolio’s derivative contracts by primary risk exposure as of December 31, 2015:

FVIT PIMCO Tactical Allocation Portfolio

Derivatives Investment Fair Value

				Total as of
	Equity	Interest Rate	Currency	December 31, 2015
Options Purchased on Indices	$201,740	$—	$—	$201,740
Options Purchased on Futures	—	29	—	29
Futures Contracts	(27,432)	(2,555)	(1,972)	(31,959)
Swap Contracts	—	(15,415)	—	(15,415)
Swaption	—	(269)
Forward Foreign Currency Contracts	—	(2,882)	—	(2,882)
Total	$174,308	$(21,092)	$(1,972)	$151,513

FVIT Wellington Research Managed Risk Portfolio

Derivatives Investment Fair Value

				Total as of
	Equity	Interest Rate	Currency	December 31, 2015
Futures Contracts	$(2,800)	$—	$—	$(2,800)
Swap Contracts	—	(8,753)	—	(8,753)
Total	$(2,800)	$(8,753)	$—	$(11,553)

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The following is a summary of the location of derivative investments on the FVIT PIMCO Tactical Allocation Portfolio’s Statement of Operations for the period ended December 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain (loss) on:
Investments
Futures contracts
Swap contracts
Options written
Foreign currency translations
Net change in unrealized appreciation/(depreciation) on:
Investments
Futures contracts
Swap contracts
Foreign currency translations

The following is a summary of the FVIT PIMCO Tactical Allocation Portfolio’s realized and unrealized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the period ended December 31, 2015:

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations

				Total as of
	Equity	Interest Rate	Currency	December 31, 2015
Options Purchased	$(35,447)	$—	$—	$(35,447)
Options Written	—	(3)	—	(3)
Futures Contracts	(27,432)	(2,555)	(1,972)	(31,959)
Swap Contracts	—	(15,415)	—	(15,415)
Swaption Contract	—	(269)	—	(269)
Forward Foreign Currency Contracts	—	(2,882)	—	(2,882)
Total	$(62,879)	$(21,124)	$(1,972)	$(85,706)

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the period ended
	Equity	Interest Rate	Currency	December 31, 2015
Options Written	$—	$7,132	$—	$7,156
Futures Contracts	(189,543)	(105,802)	—	(295,541)
Options Purchased	47,026	—	—	47,026
Swap Contracts	—	47,642	—	47,566
Forward Foreign Currency Contracts	—	—	(6,379)	(6,379)
Total	$(142,517)	$(51,028)	$(6,379)	$(200,172)

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The following is a summary of the location of derivative investments on the FVIT Wellington Research Managed Risk Portfolio’s Statement of Operations for the year ended December 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain (loss) on:
Futures contracts
Swap contracts
Net change in unrealized appreciation/(depreciation) on:
Futures contracts
Swap contracts

The following is a summary of the FVIT Wellington Research Managed Risk Portfolio’s realized and unrealized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2015:

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations

				Total as of
	Equity	Interest Rate	Currency	December 31, 2015
Futures Contracts	$(73,390)	$—	$—	$(73,390)
Swap Contracts	—	(8,753)	—	(8,753)
Total	$(73,390)	$(8,753)	$—	$(82,143)

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the period ended
	Equity	Interest Rate	Currency	December 31, 2015
Futures Contracts	$(5,085,311)	$—	$—	$(5,085,311)
Swap Contracts	—	(10,968)	—	(10,968)
Total	$(5,085,311)	$(10,968)	$—	$(5,096,279)

The notional value of the derivative instruments outstanding as of December 31, 2015 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the portfolio of mortgage related securities that it holds with an agreement by the Portfolios to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of the Portfolio. Lower credit quality also will affect liquidity and make it difficult for the Portfolio to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by the Portfolio, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause the Portfolio to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk – The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

Market Risk – The market prices of the Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio invests in instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Portfolio may experience a substantial or complete loss on any individual security. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally and increase market volatility as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
FVIT American Funds® Managed Risk Portfolio	$111,074,693	$33,839,478
FVIT Balanced Managed Risk Portfolio	54,801,564	20,994,331
FVIT BlackRock Global Allocation Managed Risk Portfolio	127,556,246	1,905,696
FVIT Franklin Dividend and Income Managed Risk Portfolio	82,569,124	3,337,999
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	13,991,543	957,890
FVIT Growth Managed Risk Portfolio	278,381,718	84,072,520
FVIT Moderate Growth Managed Risk Portfolio	80,157,193	20,045,506
FVIT PIMCO Tactical Allocation Portfolio	35,253,477	21,382,227
FVIT Select Advisor Managed Risk Portfolio	66,302,981	17,116,412
FVIT Wellington Research Managed Risk Portfolio	587,717,110	362,232,230

The aggregate amount of purchases and sales for FVIT Wellington Research Managed Risk Portfolio (including paydowns) of investment securities, excluding short-term securities and financial futures during the year ended December 31, 2015, amounted to $587,764,017 and $362,479,422 respectively of which $190,849,653 in purchases and $185,630,889 in sales were from mortgage dollar roll transactions.

The aggregate amount of purchases and sales for FVIT PIMCO Tactical Allocation Portfolio (including paydowns) of investment securities, excluding short-term securities and financial futures during the period ended December 31, 2015, amounted to $35,253,477 and $21,832,227 respectively of which $13,376,625 in purchases and $11,412,182 in sales were from mortgage dollar roll transactions.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Forethought Investment Advisors, LLC (the “Adviser”) serves as the Portfolios’ investment adviser. The Adviser has engaged Milliman Financial Risk Management, LLC (“Milliman”) as a sub-adviser for each Portfolio other than FVIT Goldman Sachs Dynamic Trends Allocation Portfolio and FVIT PIMCO Tactical Allocation Portfolio. The Adviser has also engaged Wellington Management Company, LLP (“Wellington”) as the sub-adviser for FVIT Wellington Research Managed Risk Portfolio, Franklin Advisory Services, LLC (“Franklin”) as the sub-adviser for FVIT Franklin Dividend and Income Managed Risk Portfolio, Goldman Sachs Asset Management, L.P. (“GSAM”) as the sub-adviser for FVIT Goldman Sachs Dynamic Trends Allocation Portfolio, and Pacific Investment Management Company LLC (“PIMCO”), as the sub-adviser for FVIT PIMCO Tactical Allocation Portfolio. The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. Certain officers of the Trust are also officers of GFS.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Pursuant to an Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser a management fee, computed on average daily net assets and accrued daily and paid monthly. The following chart details the annual fee for each Portfolio. Pursuant to sub-advisory agreements, the Adviser pays Milliman, Franklin (with respect to the FVIT Franklin Dividend and Income Managed Risk Portfolio), GSAM (with respect to the FVIT Goldman Sachs Dynamic Trends Allocation Portfolio), PIMCO (with respect to the FVIT PIMCO Tactical Allocation Portfolio and Wellington (with respect to the FVIT Wellington Research Managed Risk Portfolio) each a fee, which is computed and paid monthly.

Portfolio	Advisory Fee*
FVIT American Funds® Managed Risk Portfolio [1]	0.900% of the first $500 million,
0.875% of the next $500 million
and 0.850% over $1 billion

FVIT Balanced Managed Risk Portfolio [2]	0.550% of the first $500 million,
0.525% of the next $500 million
and 0.500% over $1 billion

FVIT BlackRock Global Allocation Managed Risk Portfolio	0.90%
FVIT Franklin Dividend and Income Managed Risk Portfolio	0.850% of the first $500 million,
0.825% of the next $500 million
and 0.800% over $1 billion

FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	0.850% of the first $500 million,
0.825% of the next $500 million
and 0.800% over $1 billion

FVIT Growth Managed Risk Portfolio	0.550% of the first $500 million,
0.525% of the next $500 million
and 0.500% over $1 billion

FVIT Moderate Growth Managed Risk Portfolio	0.550% of the first $500 million,
0.525% of the next $500 million
and 0.500% over $1 billion

FVIT PIMCO Tactical Allocation Portfolio	0.850% of the first $500 million,
0.825% of the next $500 million
and 0.800% over $1 billion

FVIT Select Advisor Managed Risk Portfolio	0.900% of the first $500 million,
0.875% of the next $500 million
and 0.850% over $1 billion

FVIT Wellington Research Managed Risk Portfolio [3]	0.850% of the first $500 million,
0.825% of the next $500 million
and 0.800% over $1 billion

*	Calculated daily based on the prior day’s net assets.

1 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.90%.

2 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.55%.

3 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.85%.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until April 30, 2016, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

In addition, the Adviser has agreed to waive 0.40% of its fees for FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio and FVIT Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. This waiver is not subject to recoupment.

Portfolio	Expense Limitation
FVIT American Funds® Managed Risk Portfolio	0.86%
FVIT Balanced Managed Risk Portfolio	0.91%
FVIT BlackRock Global Allocation Managed Risk Portfolio	0.57%
FVIT Franklin Dividend and Income Managed Risk Portfolio	1.08%
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%
FVIT Growth Managed Risk Portfolio	0.91%
FVIT Moderate Growth Managed Risk Portfolio	0.91%
FVIT PIMCO Tactical Allocation Portfolio	1.14%
FVIT Select Advisor Managed Risk Portfolio	0.63%
FVIT Wellington Research Managed Risk Portfolio	1.20%

For the year ended December 31, 2015, the Adviser waived fees as follows:

Portfolio	Waiver
FVIT American Funds® Managed Risk Portfolio	$663,769
FVIT Balanced Managed Risk Portfolio	$6,116
FVIT BlackRock Global Allocation Managed Risk Portfolio	$1,620,149
FVIT Franklin Dividend and Income Managed Risk Portfolio	$181,292
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	$4,593
FVIT Growth Managed Risk Portfolio	$39,670
FVIT Moderate Growth Managed Risk Portfolio	$9,244
FVIT PIMCO Tactical Allocation Portfolio	$6,514
FVIT Select Advisor Managed Risk Portfolio	$563,898
FVIT Wellington Research Managed Risk Portfolio	$29,627

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2016	December 31, 2017	December 31, 2018
FVIT American Funds® Managed Risk Portfolio	$11,939	$43,219	$10,091
FVIT Balanced Managed Risk Portfolio	$11,885	$10,495	$6,116
FVIT BlackRock Global Allocation Managed Risk Portfolio	$13,004	$302,097	$687,468
FVIT Franklin Dividend and Income Managed Risk Portfolio	N/A	$43,581	$181,292
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	N/A	N/A	$4,593
FVIT Growth Managed Risk Portfolio	N/A	$—	$39,670
FVIT Moderate Growth Managed Risk Portfolio	N/A	$—	$9,244
FVIT PIMCO Tactical Allocation Portfolio	N/A	N/A	$6,514
FVIT Select Advisor Managed Risk Portfolio	$12,066	$80,814	$208,612
FVIT Wellington Research Managed Risk Portfolio	$14,217	$67,806	$29,627

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. The Distributor is an affiliate of GFS.

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services, shareholder reporting expenses, trustees’ fees and custody fees. The approved entities may be affiliates of GFS. GFS provides a Principal Financial Officer to the Portfolios.

For the year ended December 31, 2015, the Trustees received fees as follows:

Fees
Portfolio	Received
FVIT American Funds® Managed Risk Portfolio	$17,531
FVIT Balanced Managed Risk Portfolio	17,531
FVIT BlackRock Global Allocation Managed Risk Portfolio	17,531
FVIT Franklin Dividend and Income Managed Risk Portfolio	17,531
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	12,376
FVIT Growth Managed Risk Portfolio	17,531
FVIT Moderate Growth Managed Risk Portfolio	17,531
FVIT PIMCO Tactical Allocation Portfolio	12,376
FVIT Select Advisor Managed Risk Portfolio	17,531
FVIT Wellington Research Managed Risk Portfolio	17,531

Certain affiliates of the Distributor and GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2015, Forethought Life Insurance Company Separate Account A held 100% of the voting securities of each Portfolio for the benefit of others. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk — Forethought Life Insurance Company, certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended December 31, 2015 and December 31, 2014 was as follows:

	For the period ended December 31, 2015
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
FVIT American Funds Managed Risk Portfolio	$1,455,718	$—	$—	$1,455,718
FVIT Balanced Managed Risk Portfolio	295,453	—	—	295,453
FVIT BlackRock Global Allocation Managed Risk Portfolio	4,169,755	10,086,057	—	14,255,812
FVIT Franklin Dividend and Income Managed Risk Portfolio	615,993	—	—	615,993
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	5,079	—	—	5,079
FVIT Growth Managed Risk Portfolio	1,298,520	—	—	1,298,520
FVIT Moderate Growth Managed Risk Portfolio	337,034	—	—	337,034
FVIT PIMCO Tactical Allocation Portfolio	104,819	—	7,122	111,941
FVIT Select Advisor Managed Risk Portfolio	383,808	—	—	383,808
FVIT Wellington Research Managed Risk Portfolio	355,166	—	—	355,166

	For the period ended December 31, 2014
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
FVIT American Funds Managed Risk Portfolio	$59,598	$2,025	$—	$61,623
FVIT Balanced Managed Risk Portfolio	5,557	3	—	5,560
FVIT BlackRock Global Allocation Managed Risk Portfolio	135,328	116,166	—	251,494
FVIT Franklin Dividend and Income Managed Risk Portfolio	—	—	—	—
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	—	—	—	—
FVIT Growth Managed Risk Portfolio	—	—	—	—
FVIT Moderate Growth Managed Risk Portfolio	—	—	—	—
FVIT PIMCO Tactical Allocation Portfolio	—	—	—	—
FVIT Select Advisor Managed Risk Portfolio	4,652	—	—	4,652
FVIT Wellington Research Managed Risk Portfolio	62,178	13,004	—	75,182

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
FVIT American Funds Managed Risk Portfolio	$2,759,817	$7,732,626	$—	$—	$(13,722,730)	$(3,230,287)
FVIT Balanced Managed Risk Portfolio	819,686	—	(904,029)	—	(282,863)	(367,206)
FVIT BlackRock Global Allocation Managed	3,758,376	5,627,623	—	—	(35,708,449)	(26,322,450)
FVIT Franklin Dividend and Income Managed Risk Portfolio	1,543,994	—	(5,668,817)	—	(4,466,699)	(8,591,522)
FVIT Goldman Sachs Dynamic Trends	756	—	(467,474)	(59,477)	(28,030)	(554,225)
FVIT Growth Managed Risk Portfolio	4,732,844	—	(19,665,868)	—	(6,760,600)	(21,693,624)
FVIT Moderate Growth Managed Risk	1,264,326	—	(2,331,992)	—	(1,613,967)	(2,681,633)
FVIT PIMCO Tactical Allocation Portfolio	—	—	(246,756)	(215,903)	(140,022)	(602,681)
FVIT Select Advisor Managed Risk Portfolio	1,256,183	—	(1,660,189)	—	(1,476,057)	(1,880,063)
FVIT Wellington Research Managed Risk	1,017,261	—	(6,634,689)	—	7,054,831	1,437,403

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for Treasury Inflation Protected Securities, return of capital distributions from C-Corporations and the mark-to-market on open futures contracts, forward foreign currency contracts and swaps.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
FVIT American Funds Managed Risk Portfolio	$—
FVIT Balanced Managed Risk Portfolio	—
FVIT BlackRock Global Allocation Managed Risk Portfolio	—
FVIT Franklin Dividend and Income Managed Risk Portfolio	—
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	59,477
FVIT Growth Managed Risk Portfolio	—
FVIT Moderate Growth Managed Risk Portfolio	—
FVIT PIMCO Tactical Allocation Portfolio	195,941
FVIT Select Advisor Managed Risk Portfolio	—
FVIT Wellington Research Managed Risk Portfolio	—

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
FVIT American Funds Managed Risk Portfolio	$—
FVIT Balanced Managed Risk Portfolio	—
FVIT BlackRock Global Allocation Managed Risk Portfolio	—
FVIT Franklin Dividend and Income Managed Risk Portfolio	—
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	—
FVIT Growth Managed Risk Portfolio	—
FVIT Moderate Growth Managed Risk Portfolio	—
FVIT PIMCO Tactical Allocation Portfolio	19,962
FVIT Select Advisor Managed Risk Portfolio	—
FVIT Wellington Research Managed Risk Portfolio	—

At December 31, 2015, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
FVIT American Funds Managed Risk Portfolio	$—	$—	$—
FVIT Balanced Managed Risk Portfolio	409,160	494,869	904,029	Non-Expiring
FVIT BlackRock Global Allocation Managed Risk Portfolio	—	—	—
FVIT Franklin Dividend and Income Managed Risk Portfolio	2,278,850	3,389,967	5,668,817	Non-Expiring
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	230,239	237,235	467,474	Non-Expiring
FVIT Growth Managed Risk Portfolio	7,137,411	12,528,457	19,665,868	Non-Expiring
FVIT Moderate Growth Managed Risk Portfolio	918,226	1,413,766	2,331,992	Non-Expiring
FVIT PIMCO Tactical Allocation Portfolio	173,375	73,381	246,756	Non-Expiring
FVIT Select Advisor Managed Risk Portfolio	1,006,855	653,334	1,660,189	Non-Expiring
FVIT Wellington Research Managed Risk Portfolio	4,179,166	2,455,523	6,634,689	Non-Expiring

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of non-deductible expenses, paydowns and foreign currency losses, the reclassification of Portfolio distributions, and adjustments related to real estate investment trusts and swaps, resulted in reclassification for the following Portfolios for the period ended December 31, 2015 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
Fund	Capital	Income (Loss)	Gains (Loss)
FVIT American Funds Managed Risk Portfolio	$—	$—	$—
FVIT Balanced Managed Risk Portfolio	—	—	—
FVIT BlackRock Global Allocation Managed Risk Portfolio	—	—	—
FVIT Franklin Dividend and Income Managed Risk Portfolio	—	—	—
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	(380)	(1,439)	1,819
FVIT Growth Managed Risk Portfolio	—	—	—
FVIT Moderate Growth Managed Risk Portfolio	—	—	—
FVIT PIMCO Tactical Allocation Portfolio	(7,122)	62,023	(54,901)
FVIT Select Advisor Managed Risk Portfolio	—	—	—
FVIT Wellington Research Managed Risk Portfolio	—	(32,960)	32,960

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The FVIT American Funds® Managed Risk Portfolio currently invests a portion of its assets in American Funds Insurance Series – Bond Fund. The American Funds Insurance Series – Bond Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the American Funds Insurance Series – Bond Fund at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the American Funds Insurance Series – Bond Fund. The financial statements of the American Funds Insurance Series – Bond Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2015, the Portfolio invested 29.9% of its net assets in the American Funds Insurance Series – Bond Fund.

The FVIT Balanced Managed Risk Portfolio currently invests a portion of its assets in iShares Core U.S. Aggregate Bond ETF. The iShares Core U.S. Aggregate Bond ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core U.S. Aggregate Bond ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the iShares Core U.S. Aggregate Bond ETF. The financial statements of the iShares Core U.S. Aggregate Bond ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2015, the Portfolio invested 28.7% of its net assets in the iShares Core U.S. Aggregate Bond ETF.

FVIT Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The FVIT BlackRock Global Allocation Managed Risk Portfolio currently invests a portion of its assets in BlackRock Global Allocation V.I. Fund. The BlackRock Global Allocation V.I. Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the BlackRock Global Allocation V.I. Fund at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the BlackRock Global Allocation V.I. Fund. The financial statements of the BlackRock Global Allocation V.I. Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2015, the Portfolio invested 95.0% of its net assets in the BlackRock Global Allocation V.I. Fund.

The FVIT Balanced Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, and FVIT Moderate Growth Managed Risk Portfolio currently invest a portion of their assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolios may be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2015, the Portfolios invested the following of percentages of their respective net assets in the iShares Core S&P 500 ETF:

FVIT Balanced Managed Risk Portfolio	35.4%
FVIT Growth Managed Risk Portfolio	46.6%
FVIT Moderate Growth Managed Risk Portfolio	40.9%

The FVIT Goldman Sachs Dynamic Trends Allocation Portfolio currently invests a portion of its assets in the Fidelity Institutional Money Market - Money Market Portfolio (the “Fidelity Portfolio”). The Fidelity Portfolio is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the Fidelity Portfolio at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the Fidelity Portfolio. The financial statements of the Fidelity Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2015, the Portfolio invested 29.7% of its net assets in the Fidelity Portfolio.

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Portfolio’s financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the statements of assets and liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Insurance Trust

and the Shareholders of FVIT American Funds® Managed Risk Portfolio, FVIT Balanced Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, FVIT Goldman Sachs Dynamic Trends Allocation Portfolio, FVIT Moderate Growth Managed Risk Portfolio, FVIT PIMCO Tactical Allocation Portfolio, FVIT Select Advisor Managed Risk Portfolio, FVIT Wellington Research Managed Risk Portfolio (formerly FVIT WMC Research Managed Risk Portfolio)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FVIT American Funds® Managed Risk Portfolio, FVIT Balanced Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio, and FVIT Wellington Research Managed Risk Portfolio (formerly FVIT WMC Research Managed Risk Portfolio), each a separate series of the Forethought Variable Insurance Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from October 31, 2013 (commencement of operations) through December 31, 2013. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, and FVIT Moderate Growth Managed Risk Portfolio, each a separate series of the Forethought Variable Insurance Trust, as of December 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 30, 2014 (commencement of operations) through December 31, 2014. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FVIT Goldman Sachs Dynamic Trends Allocation Portfolio and FVIT PIMCO Tactical Allocation Portfolio, each a separate series of the Forethought Variable Insurance Trust (collectively, the Portfolios), as of December 31, 2015, and the related statements of operations, statements of changes in net assets and the financial highlights for the period from April 30, 2015 (commencement of operations) through December 31, 2015. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FVIT American Funds® Managed Risk Portfolio, FVIT Balanced Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio, and FVIT Wellington Research Managed Risk Portfolio (formerly FVIT WMC Research Managed Risk Portfolio) as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the two years in the period then ended and for the period from October 31, 2013 (commencement of operations) through December 31, 2013, the financial position of FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, and FVIT Moderate Growth Managed Risk Portfolio as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended and for the period from April 30, 2014 (commencement of operations) through December 31, 2014, and the financial position of FVIT Goldman Sachs Dynamic Trends Allocation Portfolio and FVIT PIMCO Tactical Allocation Portfolio as of December 31, 2015, and the results of their operations, changes in their net assets and their financial highlights for the period from April 30, 2015 (commencement of operations) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
February 17, 2016

FVIT Portfolios
EXPENSE EXAMPLES (Unaudited)
December 31, 2015

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	7-1-15	12-31-15	Period*	12-31-15	Period*
FVIT American Funds® Managed Risk Portfolio	0.86%	$1,000.00	$971.70	$4.27	$1,020.87	$4.38
FVIT Balanced Managed Risk Portfolio	0.91%	$1,000.00	$982.60	$4.55	$1,020.62	$4.63
FVIT BlackRock Global Allocation Managed Risk Portfolio	0.57%	$1,000.00	$943.60	$2.79	$1,022.33	$2.91
FVIT Franklin Dividend and Income Managed Risk Portfolio	1.08%	$1,000.00	$940.70	$5.28	$1,019.76	$5.50
FVIT Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	$1,000.00	$960.80	$5.73	$1,019.36	$5.90

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

FVIT Portfolios
EXPENSE EXAMPLES (Unaudited) (Continued)
December 31, 2015

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	7-1-15	12-31-15	Period*	12-31-15	Period*

FVIT Growth Managed Risk Portfolio	0.91%	$1,000.00	$950.40	$4.47	$1,020.62	$4.63
FVIT Moderate Growth Managed Risk Portfolio	0.91%	$1,000.00	$968.80	$4.52	$1,020.62	$4.63
FVIT PIMCO Tactical Allocation Portfolio	1.14%	$1,000.00	$969.30	$5.66	$1,019.46	$5.80
FVIT Select Advisor Managed Risk Portfolio	0.63%	$1,000.00	$965.70	$3.12	$1,022.03	$3.21
FVIT Wellington Research Managed Risk Portfolio	1.20%	$1,000.00	$986.50	$6.01	$1,019.16	$6.11

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

FVIT Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

Approval of Investment Advisory Agreement and Sub-Advisory Agreements for FVIT American Funds® Managed Risk Portfolio, FVIT Balanced Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, FVIT Moderate Growth Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio and FVIT Wellington Research Managed Risk Portfolio

At an in-person meeting held on August 11, 2015, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of: (i) an investment advisory agreement between Forethought Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of FVIT American Funds® Managed Risk Portfolio (“FVIT American Funds Portfolio”), FVIT Balanced Managed Risk Portfolio (“FVIT Balanced Portfolio”), FVIT BlackRock Global Allocation Managed Risk Portfolio (“FVIT BlackRock Portfolio”), FVIT Franklin Dividend and Income Managed Risk Portfolio (“FVIT Franklin Portfolio”), FVIT Growth Managed Risk Portfolio (“FVIT Growth Portfolio”), FVIT Moderate Growth Managed Risk Portfolio (“FVIT Moderate Portfolio”), FVIT Select Advisor Managed Risk Portfolio (“FVIT Select Portfolio”) and FVIT Wellington Research Managed Risk Portfolio (“FVIT Wellington Portfolio”) (each a “Fund” and collectively the “Funds) (the “Advisory Agreement”); (ii) a sub-advisory agreement between the Adviser and Milliman Financial Risk Management, LLC (“Milliman”), on behalf of the FVIT American Funds Portfolio, FVIT Balanced Portfolio, FVIT BlackRock Portfolio, FVIT Franklin Portfolio, FVIT Growth Portfolio, FVIT Moderate Growth Portfolio, FVIT Select Portfolio and FVIT Wellington Portfolio (the “Milliman Sub-Advisory Agreement”); (iii) a sub-advisory agreement between the Adviser and Franklin Advisory Services, LLC (“Franklin”), on behalf of FVIT Franklin Portfolio (the “Franklin Sub-Advisory Agreement”); and (iv) the sub-advisory agreement between the Adviser and Wellington Management Company, LLP (“Wellington” and together with Milliman and Franklin, the “Sub-Advisers”), on behalf of FVIT Wellington Portfolio (the “Wellington Sub-Advisory Agreement” and together with the Milliman Sub-Advisory Agreement and the Franklin Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Trustees also met telephonically with the Adviser on August 3, 2015 in advance of the in-person meeting to discuss and review materials relating to the proposed renewal of the Advisory Agreement and the Sub-Advisory Agreements

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers on behalf of the Trustees. The Trustees also received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Advisory and Sub-Advisory Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board’s consideration of the Gartenberg factors with respect to each Fund. The Trustees also received in-person presentations concerning the Advisory and Sub-Advisory Agreements from personnel of the Adviser at the August 11, 2015 meeting. Prior to voting on the renewal of the Advisory and Sub-Advisory Agreements, the Independent Trustees met in executive session with counsel to the Trust.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory and Sub-Advisory Agreements.

FVIT Portfolios
SUPPLEMENTAL INFORMATION (Continued) (Unaudited)
December 31, 2015

Nature, Extent, and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of services provided by the Adviser and the Sub-Advisers, as well as their expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Advisory and Sub-Advisory Agreements and the range of services provided by the Adviser and Sub-Advisers, including the complexity of the Funds’ managed risk strategies. The Trustees also considered the financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser’s and Sub-Advisers’ personnel. The Trustees reviewed the Adviser’s practices for monitoring compliance with the Funds’ investment limitations, noting that such practices continue to be adequate. The Trustees also reviewed information regarding the financial condition of the Adviser and the Sub-Advisers related to their ongoing ability to provide services specified under the Advisory Agreement and Sub-Advisory Agreements, respectively. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Advisory and Sub-Advisory Agreements.

Performance. The Trustees requested and reviewed specific information regarding the investment performance of the Funds as compared to the performance of their respective benchmark indices and peer groups for the 1-year and since inception periods. The Trustees noted that the short time period since the Funds’ inception did not support any significant conclusion about performance. With respect to FVIT BlackRock Portfolio, the Trustees considered that the Fund had underperformed its benchmark for the 1-year and since inception periods and discussed with the Adviser the steps being taken to improve the Fund’s performance. The Trustees concluded that they were generally satisfied with the Adviser’s and the Sub-Advisers’ investment performance to date.

Fees and Expenses. The Trustees reviewed the Funds’ fees and expenses, including the fees paid to the Adviser and the Sub-Advisers. The Trustees reviewed reports describing both the advisory fees charged by the Adviser and the total expense ratios of the Funds in comparison to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees also reviewed information provided by each of the Sub-Advisers as to fees they charge to other clients. The Trustees considered the complexity of the Funds’ managed risk strategies. The Trustees also considered the “spread” between the advisory and sub-advisory fees at various asset levels. The Trustees also noted the ongoing efforts of the Adviser to reduce expenses charged to shareholders by voluntarily waiving certain fees payable to the Adviser. The Trustees considered that the Adviser has agreed to contractually waive a portion of its advisory fee for each of FVIT American Funds Portfolio, FVIT BlackRock Portfolio, and FVIT Select Portfolio as long as the respective Fund relies primarily on investment in other underlying funds to achieve its principal investment strategy, noting that the Adviser expects that this arrangement will continue until the Funds have sufficient assets to allow for efficient management by sub-advisers other than Milliman. The Trustees also considered that the Adviser has agreed to waive the portion of its advisory fee for FVIT BlackRock Portfolio and FVIT Select Portfolio that corresponds to payments the Adviser or its affiliates receives from sponsors of underlying funds in which the Funds may invest for certain administrative, distribution and/or marketing services. The Trustees also considered that the Adviser has agreed to limit each Fund’s total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a Fund to the extent that its expenses exceed a specified amount. Based on their review, the Trustees concluded that the fees and expenses changed to the Funds were not unreasonable in light of the services provided to the Funds.

Profitability. The Trustees reviewed information regarding the Adviser’s cost to provide investment advisory and related services to the Funds and the Adviser’s profitability, both overall and with respect to each Fund. The Trustees also reviewed information about the profitability to the Adviser and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds. The Trustees concluded that the profitability levels for the Adviser were not excessive. The Trustees were not provided with information regarding the Sub-Advisers’ profitability with respect to managing each relevant Fund. The Trustees considered, however, the information provided by the Sub-Advisers regarding fees charged to other clients and the Funds’ advisory and sub-advisory fees and total expense ratios relative to their peer groups.

FVIT Portfolios
SUPPLEMENTAL INFORMATION (Continued) (Unaudited)
December 31, 2015

Economies of Scale. The Trustees considered information regarding the Adviser’s and Sub-Advisers’ realization of economies of scale with respect to the Funds and whether the fee levels reflect these economies of scale for the benefit of the Funds’ shareholders. The Trustees noted the breakpoints in the advisory fee schedule for each Fund, except FVIT BlackRock Portfolio, which reduce fee rates as the Fund assets grow over time. The Trustees considered that with respect to each Fund, expense limitations and/or fee waivers that reduce the Funds’ overall expenses at all asset levels can have the same effect as breakpoints and provide protection from an increase in expenses if a Fund’s assets decline. The Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of the Funds’ shareholders based on currently available information and the effective advisory fee and expense ratios for the Funds and their current and reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor the Funds’ growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable annuity products offered by Forethought Life Insurance Company (“FLIC”) and the fact that FLIC receives 12b-1 fees from the Funds. The Trustees also considered other benefits to the Sub-Advisers and their affiliates from their relationships with the Funds, noting that although Milliman would not receive soft dollar benefits in connection with its sub-advisory relationship with each Fund, Franklin and Wellington may receive soft dollar benefits in connection with their sub-advisory relationships with FVIT Franklin Portfolio and FVIT Wellington Portfolio, respectively.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory and Sub-Advisory Agreements, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that renewing the Advisory and Sub-Advisory Agreements was in the best interests of the Funds and their shareholders. They noted that in considering the Advisory and Sub-Advisory Agreements, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Advisory and Sub-Advisory Agreements.

FVIT Portfolios
SUPPLEMENTAL INFORMATION (Continued) (Unaudited)
December 31, 2015

Independent Trustees

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Year of Birth: 1951	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	10	Altegris KKR Commitments Fund and Altegris KKR Commitments Master Fund (since 2014); Oak Hill Advisors Mortgage Strategies Fund (offshore) (since 2014); Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013)
Mitchell E. Appel Year of Birth: 1970	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer, Value Line, Inc. (from April 2008 to December 2010 and from September 2005 to November 2007); Chief Financial Officer, EULAV Securities (since April 2008); Chief Executive Officer, EULAV Asset Management (since 2010); President, EULAV Securities (since 2009).	10	Value Line Funds (since 2010); EULAV Asset Management (since 2010)
Joseph E. Breslin Year of Birth: 1953	Trustee since 2013	Consultant to Investment Managers (since 2009)	10	BlueArc Multi-Strategy Fund (since 2014); Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Hatteras Trust (since 2004)

FVIT Portfolios
SUPPLEMENTAL INFORMATION (Continued) (Unaudited)
December 31, 2015

Interested Trustees and Officers of the Trust

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. Year of Birth: 1968 [2]	Trustee and President/Chief Executive Officer since 2013	Executive Vice President, Forethought Financial Group, Inc. (since 2013); Managing Director, Global Atlantic Financial Group Limited (since January 2014); President, Forethought Variable Insurance Trust (since 2013); Director and Co-President, Hartford Securities Distribution Company, Inc. (2010-2012); Executive Vice President, Global Annuity, The Hartford,(September 2010 - December 2012); Executive Vice President, Retail Product Management, The Hartford, (January 2008-September 2010); Senior Vice President, Retail Product Management, The Hartford, (May 2007-January 2008); Vice President, Individual Annuity, Product Management, The Hartford, (January 2006-May 2007).	10	None
Kathleen Redgate Year of Birth 1964[3]	Trustee since 2014	Chief Operating Officer of Global Atlantic Financial Group Limited, (since May 2013); Chief Operating Officer, GS Reinsurance Group (September 2006-May 2013); Vice President and Managing Director of Goldman Sachs (2000-2013).	10	Epoch Securities, Inc. (since October 2013)
Deborah Schunder Year of Birth: 1967	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President of Forethought Investment Advisors, LLC (since December 2013); Director of Investment Management with Forethought Life Insurance Company (January 2013 – December 2013). From 2004 to 2012, Ms. Schunder was with The Hartford, where she held roles as Director, Investment Platform Management and Director, Mutual Funds.	N/A	N/A

FVIT Portfolios
SUPPLEMENTAL INFORMATION (Continued) (Unaudited)
December 31, 2015

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Laura Szalyga Year of Birth: 1978	Treasurer/Chief Financial Officer since 2013	Vice President, Gemini Fund Services, LLC (since January 2015); Assistant Vice President, Gemini Fund Services, LLC (June 2011- December 2014); Assistant Vice President of Fund Administration, BNY Mellon (May 2006-June 2011).	N/A	N/A
Sarah M. Patterson Year of Birth: 1976	Secretary/Chief Legal Officer since 2013	Vice President, Assistant General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since January 2014) and Forethought Financial Group, Inc. (since January 2013); Assistant Vice President and Assistant General Counsel, The Hartford (July 2004-December 2012).	N/A	N/A
Mary Cavanaugh Year of Birth: 1951	Chief Compliance Officer since 2013	Chief Compliance Officer, Global Atlantic Financial Group Limited (since 2014); Executive Vice President, Secretary and General Counsel, Forethought Financial Group, Inc.(since 2006); Senior Vice President and Chief Legal Officer, AIG Retirement Services (from 2001 –2006); Executive Vice President and General Counsel, American General Retirement Services (1999-2001).	N/A	N/A

*[1]	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

*[2]	Mr. Arena is an interested person of the Trust because he is an officer of Forethought Investment Advisors, LLC.

*[3]	Ms. Redgate is an interested person of the Trust because she is an officer of Global Atlantic Financial Group Limited.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-7735.

PRIVACY NOTICE

FVIT

FACTS	WHAT DOES FVIT DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FVIT chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does FVIT share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-881-7735

PRIVACY NOTICE

FVIT

What we do:
How does FVIT protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does FVIT collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● FVIT has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● FVIT does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● FVIT doesn’t jointly market.

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PROXY VOTING

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available: (i) on the SEC’s website at http://www.sec.gov; (ii) on the Portfolios’ website at www.geminifund.com/ForethoughtDocuments; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISOR
Forethought Investment Advisors, LLC
300 North Meridian Street, Suite 1800
Indianapolis, IN 46204

INVESTMENT SUB-ADVISORS
Franklin Advisory Services, LLC
55 Challenger Road, Suite 501
Ridgefield Park, NJ 07660

Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282

Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660

Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2015 - $160,000

FYE 2014 - $125,000

FYE 2013 - $85,000

(b)	Audit-Related Fees

FYE 2015 - None

FYE 2014 - None

FYE 2013 - None

(c)	Tax Fees

FYE 2015 - $20,000

FYE 2014 - $16,000

FYE 2013 - $10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2015 - None

FYE 2014 - None

FYE 2013 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2013	2014	2015
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

/s/ Robert Arena

Robert Arena, President

Date 2/22/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert Arena

Robert Arena, President

Date 2/22/16

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer

Date 2/22/16